UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 02753

Guggenheim Variable Funds Trust
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Variable Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022 – June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

6.30.2022

Guggenheim Variable Funds Trust Semi-Annual Report

Series
Series A	(StylePlus—Large Core Series)
Series B	(Large Cap Value Series)
Series D	(World Equity Income Series)
Series E	(Total Return Bond Series)
Series F	(Floating Rate Strategies Series)
Series J	(StylePlus—Mid Growth Series)
Series N	(Managed Asset Allocation Series)
Series O	(All Cap Value Series)
Series P	(High Yield Series)
Series Q	(Small Cap Value Series)
Series V	(SMid Cap Value Series)
Series X	(StylePlus—Small Growth Series)
Series Y	(StylePlus—Large Growth Series)
Series Z	(Alpha Opportunity Series)

GuggenheimInvestments.com	GVFT-SEMI-0622x1222

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
SERIES A (STYLEPLUS—LARGE CORE SERIES)	9
SERIES B (LARGE CAP VALUE SERIES)	16
SERIES D (WORLD EQUITY INCOME SERIES)	22
SERIES E (TOTAL RETURN BOND SERIES)	29
SERIES F (FLOATING RATE STRATEGIES SERIES)	50
SERIES J (STYLEPLUS—MID GROWTH SERIES)	63
SERIES N (MANAGED ASSET ALLOCATION SERIES)	71
SERIES O (ALL CAP VALUE SERIES)	78
SERIES P (HIGH YIELD SERIES)	85
SERIES Q (SMALL CAP VALUE SERIES)	100
SERIES V (SMID CAP VALUE SERIES)	106
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)	113
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)	121
SERIES Z (ALPHA OPPORTUNITY SERIES)	128
NOTES TO FINANCIAL STATEMENTS	143
OTHER INFORMATION	167
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	175
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	181
LIQUIDITY RISK MANAGEMENT PROGRAM	184

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2022

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the semi-annual shareholder report for funds that are part of the Guggenheim Variable Funds Trust (the “Funds”). This report covers performance of the Funds for the semi-annual period ended June 30, 2022.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
Guggenheim Partners Investment Management, LLC

July 31, 2022

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19 and Other Market Risks. The COVID-19 pandemic and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates (which have since risen). Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailinginterest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

2 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

June 30, 2022

The Series StylePlus Funds may not be suitable for all investors. Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Investments in small-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Funds may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile than if they had not been leveraged. ● The Funds’ investments in other investment vehicles subject the Funds to those risks and expenses affecting the investment vehicle. ● The Funds may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Funds may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Funds’ exposure to high yield securities may subject the Funds to greater volatility. ● The Funds may invest in bank loans and asset-backed securities, including mortgage-backed, which involve special types of risks. ● The Funds may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Value Funds may not be suitable for all investors. ● An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. The intrinsic value of the underlying stocks may never be realized or the stocks may decline in value. Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series D (World Equity Income Series) may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series E (Total Return Bond Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series F (Floating Rate Strategies Series) may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series N (Managed Asset Allocation Series) may not be suitable for all investors. ● The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 3

June 30, 2022

of the bond. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Fund will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not well correlated with underlying investments or the Fund’s other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs. The Investment Manager may not be able to cause certain of the underlying funds’ performance to match or correlate to that of the underlying funds’ respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund’s investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund’s and, thus the Fund’s, performance to be less than you expect. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series P (High Yield Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Z (Alpha Opportunity Series) may not be suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ●The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● Please read the prospectus for more detailed information regarding these and other risks.

4 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2022

Equity and fixed income markets declined during the first six months of 2022 amid market volatility, Federal Reserve policy, and global economic headwinds.

With the labor market overheated and inflation considerably above the U.S. Federal Reserve’s (the “Fed”) target, we have entered an uncomfortable regime where “good news is bad news,” and the “Fed put” is deeply out of the money. For the first time in many years, the Fed is aggressively tightening financial conditions in an effort to slow the economy, keep inflation expectations in check, and bring inflation down to the 2% target.

The Fed’s crusade to crush inflation is reverberating around the world, as the strengthening dollar is boosting inflation and inflation expectations in other countries, forcing central banks to tighten policy abruptly to avoid an erosion of their own credibility. The tightening of global financial conditions will likely restrain growth, which is also being hampered by supply-side constraints: the U.S. unemployment rate has fallen to just 3.6%, commodity markets have been roiled by Russia’s war in Ukraine, and the Chinese economy has been hobbled by renewed COVID-19 lockdowns and property sector woes.

Recession risks have clearly risen. The U.S. monthly real gross domestic product (“GDP”) has declined at an annual rate of 1.8% from October 2021 through May 2022. Available employment data remains strong, contradicting the recession narrative, but the pace of improvement in the labor market has slowed markedly since last fall. This indicates that the labor market has already started to cool even before the full impact of tighter financial conditions has been felt. High-frequency indicators and news reports point to a further slowdown in the job market in coming months.

Inflation is a lagging indicator and continues to run far above the Fed’s target. While commodity prices and other leading indicators of inflation have cooled in recent months, the all-important headline consumer price index (“CPI”) number sits at a cycle high of 9.1% year over year as of June. Our analysis indicates that a Fed-induced downturn will be required to bring inflation down to target. We expect the Fed will raise rates to a range of 3.50–3.75% by December, which may tip the economy into recession in 2023.

For the six-month period ended June 30, 2022, the S&P 500® Index* returned -19.96%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -19.57%. The return of the MSCI Emerging Markets Index* was -17.63%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -10.35% return for the six-month period, while the Bloomberg U.S. Corporate High Yield Index* returned -14.19%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 0.14% for the six-month period.

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Morningstar Long/Short Equity Category Average represents long-short portfolios which hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

Russell 1000® Value Index: A measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2021 and ending June 30, 2022.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2021	Ending Account Value June 30, 2022	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Series A (StylePlus—Large Core Series)	0.87%	(21.94%)	$1,000.00	$780.60	$3.84
Series B (Large Cap Value Series)	0.79%	(7.88%)	1,000.00	921.20	3.76
Series D (World Equity Income Series)	0.89%	(12.57%)	1,000.00	874.30	4.14
Series E (Total Return Bond Series)	0.79%	(13.58%)	1,000.00	864.20	3.65
Series F (Floating Rate Strategies Series)	1.17%	(5.00%)	1,000.00	950.00	5.66
Series J (StylePlus—Mid Growth Series)	0.92%	(31.70%)	1,000.00	683.00	3.84
Series N (Managed Asset Allocation Series)	0.93%	(17.43%)	1,000.00	825.70	4.21
Series O (All Cap Value Series)	0.87%	(7.99%)	1,000.00	920.10	4.14
Series P (High Yield Series)	1.07%	(12.67%)	1,000.00	873.30	4.97
Series Q (Small Cap Value Series)	1.13%	(11.48%)	1,000.00	885.20	5.28
Series V (SMid Cap Value Series)	0.90%	(9.83%)	1,000.00	901.70	4.24
Series X (StylePlus—Small Growth Series)	1.06%	(29.38%)	1,000.00	706.20	4.48
Series Y (StylePlus—Large Growth Series)	0.90%	(29.45%)	1,000.00	705.50	3.81
Series Z (Alpha Opportunity Series)	2.01%	(7.40%)	1,000.00	926.00	9.60

Table 2. Based on hypothetical 5% return (before expenses)
Series A (StylePlus—Large Core Series)	0.87%	5.00%	$1,000.00	$1,020.48	$4.36
Series B (Large Cap Value Series)	0.79%	5.00%	1,000.00	1,020.88	3.96
Series D (World Equity Income Series)	0.89%	5.00%	1,000.00	1,020.38	4.46
Series E (Total Return Bond Series)	0.79%	5.00%	1,000.00	1,020.88	3.96
Series F (Floating Rate Strategies Series)	1.17%	5.00%	1,000.00	1,018.99	5.86
Series J (StylePlus—Mid Growth Series)	0.92%	5.00%	1,000.00	1,020.23	4.61
Series N (Managed Asset Allocation Series)	0.93%	5.00%	1,000.00	1,020.18	4.66
Series O (All Cap Value Series)	0.87%	5.00%	1,000.00	1,020.48	4.36
Series P (High Yield Series)	1.07%	5.00%	1,000.00	1,019.49	5.36
Series Q (Small Cap Value Series)	1.13%	5.00%	1,000.00	1,019.19	5.66
Series V (SMid Cap Value Series)	0.90%	5.00%	1,000.00	1,020.33	4.51
Series X (StylePlus—Small Growth Series)	1.06%	5.00%	1,000.00	1,019.54	5.31
Series Y (StylePlus—Large Growth Series)	0.90%	5.00%	1,000.00	1,020.33	4.51
Series Z (Alpha Opportunity Series)	2.01%	5.00%	1,000.00	1,014.83	10.04

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement and affiliated waivers. Excluding these expenses, the net expense ratios for the period would be:

Fund	06/30/22
Series A (StylePlus—Large Core Series)	0.86%
Series B (Large Cap Value Series)	0.79%
Series D (World Equity Income Series)	0.89%
Series E (Total Return Bond Series)	0.76%
Series F (Floating Rate Strategies Series)	1.14%
Series J (StylePlus—Mid Growth Series)	0.92%
Series O (All Cap Value Series)	0.87%
Series P (High Yield Series)	1.06%
Series Q (Small Cap Value Series)	1.13%
Series V (SMid Cap Value Series)	0.90%
Series X (StylePlus—Small Growth Series)	1.05%
Series Y (StylePlus—Large Growth Series)	0.89%
Series Z (Alpha Opportunity Series)	2.01%

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2021 to June 30, 2022.

8 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

SERIES A (STYLEPLUS—LARGE CORE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	30.9%
Guggenheim Variable Insurance Strategy Fund III	26.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	15.0%
Guggenheim Strategy Fund II	4.7%
Apple, Inc.	1.3%
Microsoft Corp.	1.2%
Alphabet, Inc. — Class C	0.7%
Procter & Gamble Co.	0.4%
Amazon.com, Inc.	0.4%
Exxon Mobil Corp.	0.4%
Top Ten Total	81.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2022

	6 Month‡	1 Year	5 Year	10 Year
Series A (StylePlus—Large Core Series)	(21.94%)	(13.11%)	10.09%	12.25%
S&P 500 Index	(19.96%)	(10.62%)	11.31%	12.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value
COMMON STOCKS† - 18.8%

Technology - 5.3%
Apple, Inc.	19,345	$2,644,848
Microsoft Corp.	9,578	2,459,918
International Business Machines Corp.	3,467	489,506
Oracle Corp.	5,936	414,748
QUALCOMM, Inc.	3,215	410,684
NetApp, Inc.	6,108	398,486
Intel Corp.	10,298	385,248
Micron Technology, Inc.	5,459	301,774
Qorvo, Inc.*	3,072	289,751
HP, Inc.	8,506	278,827
NXP Semiconductor N.V.	1,861	275,484
Skyworks Solutions, Inc.	2,917	270,231
Broadcom, Inc.	487	236,590
Hewlett Packard Enterprise Co.	17,292	229,292
Seagate Technology Holdings plc	3,036	216,892
Cognizant Technology Solutions Corp. — Class A	3,153	212,796
Akamai Technologies, Inc.*	2,198	200,743
NVIDIA Corp.	1,227	186,001
KLA Corp.	479	152,839
Applied Materials, Inc.	1,503	136,743
Lam Research Corp.	316	134,663
Advanced Micro Devices, Inc.*	1,586	121,281
Texas Instruments, Inc.	737	113,240
Salesforce, Inc.*	669	110,412
Total Technology		10,670,997

Consumer, Non-cyclical - 5.1%
Procter & Gamble Co.	5,700	819,603
AbbVie, Inc.	4,335	663,948
Bristol-Myers Squibb Co.	8,021	617,617
Merck & Company, Inc.	6,211	566,257
Gilead Sciences, Inc.	8,086	499,796
Pfizer, Inc.	9,132	478,791
Kimberly-Clark Corp.	3,246	438,697
Vertex Pharmaceuticals, Inc.*	1,509	425,221
Quest Diagnostics, Inc.	3,171	421,679
CVS Health Corp.	4,542	420,862
Tyson Foods, Inc. — Class A	4,865	418,682
Kellogg Co.	5,745	409,848
Amgen, Inc.	1,663	404,608
Philip Morris International, Inc.	4,081	402,958
Hologic, Inc.*	5,743	397,990
Avery Dennison Corp.	2,395	387,678
Regeneron Pharmaceuticals, Inc.*	638	377,141
Church & Dwight Company, Inc.	3,198	296,327
FleetCor Technologies, Inc.*	1,402	294,574
UnitedHealth Group, Inc.	433	222,402
Altria Group, Inc.	5,043	210,646
DaVita, Inc.*	2,256	180,390
Johnson & Johnson	788	139,878
Conagra Brands, Inc.	3,841	131,516
PepsiCo, Inc.	751	125,162
Molson Coors Beverage Co. — Class B	2,291	124,882
Laboratory Corporation of America Holdings	510	119,524
S&P Global, Inc.	354	119,319
PayPal Holdings, Inc.*	1,413	98,684
Total Consumer, Non-cyclical		10,214,680

Communications - 2.2%
Alphabet, Inc. — Class C*	634	1,386,843
Amazon.com, Inc.*	7,666	814,206
Motorola Solutions, Inc.	2,087	437,435
Meta Platforms, Inc. — Class A*	2,578	415,703
Juniper Networks, Inc.	13,903	396,236
Cisco Systems, Inc.	7,470	318,521
Corning, Inc.	8,993	283,369
AT&T, Inc.	8,142	170,656
Netflix, Inc.*	630	110,168
Verizon Communications, Inc.	1,616	82,012
Total Communications		4,415,149

Industrial - 1.7%
3M Co.	3,524	456,041
Keysight Technologies, Inc.*	3,029	417,548
Sealed Air Corp.	6,703	386,897
Snap-on, Inc.	1,920	378,298
Packaging Corporation of America	2,684	369,050
Amcor plc	27,045	336,170
Nordson Corp.	1,570	317,831
General Dynamics Corp.	1,374	303,997
Garmin Ltd.	2,266	222,634
Amphenol Corp. — Class A	2,834	182,453
CSX Corp.	4,455	129,462
Total Industrial		3,500,381

Financial - 1.7%
U.S. Bancorp	9,546	439,307
MetLife, Inc.	6,992	439,028
Everest Re Group Ltd.	1,494	418,738
Prudential Financial, Inc.	4,375	418,600
Visa, Inc. — Class A	1,887	371,531
Citigroup, Inc.	7,668	352,651
Charles Schwab Corp.	5,522	348,880
Berkshire Hathaway, Inc. — Class B*	1,116	304,690
Mastercard, Inc. — Class A	503	158,687
Travelers Companies, Inc.	701	118,560
JPMorgan Chase & Co.	962	108,331
Total Financial		3,479,003

Energy - 1.4%
Exxon Mobil Corp.	8,915	763,481
Chevron Corp.	4,599	665,843
Williams Companies, Inc.	12,486	389,688
Kinder Morgan, Inc.	23,047	386,268
ONEOK, Inc.	6,559	364,024
Occidental Petroleum Corp.	3,855	226,982
Total Energy		2,796,286

10 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value
Consumer, Cyclical - 0.7%
Lowe’s Companies, Inc.	2,515	$439,295
Home Depot, Inc.	1,146	314,313
Tesla, Inc.*	445	299,672
Whirlpool Corp.	1,759	272,416
Bath & Body Works, Inc.	4,664	125,555
Total Consumer, Cyclical		1,451,251

Basic Materials - 0.7%
International Paper Co.	9,166	383,414
Dow, Inc.	7,076	365,192
LyondellBasell Industries N.V. — Class A	4,019	351,502
Nucor Corp.	1,927	201,198
Total Basic Materials		1,301,306

Total Common Stocks
(Cost $39,522,507)		37,829,053

MUTUAL FUNDS† - 77.5%
Guggenheim Strategy Fund III[1]	2,578,470	62,424,748
Guggenheim Variable Insurance Strategy Fund III[1]	2,251,429	54,462,061
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	3,133,920	30,242,325
Guggenheim Strategy Fund II1	393,038	9,487,933
Total Mutual Funds
(Cost $161,633,002)		156,617,067

MONEY MARKET FUND† - 4.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.97%[2]	9,391,441	$9,391,441
Total Money Market Fund
(Cost $9,391,441)		9,391,441

Total Investments - 100.9%
(Cost $210,546,950)		$203,837,561
Other Assets & Liabilities, net - (0.9)%		(1,789,536)
Total Net Assets - 100.0%		$202,048,025

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	S&P 500 Total Return Index	Pay	1.83% (Federal Funds Rate + 0.25%)	At Maturity	09/30/22	20,770	$165,988,855	$(31,698,717)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of June 30, 2022.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
SERIES A (STYLEPLUS—LARGE CORE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$37,829,053	$—	$—	$37,829,053
Mutual Funds	156,617,067	—	—	156,617,067
Money Market Fund	9,391,441	—	—	9,391,441
Total Assets	$203,837,561	$—	$—	$203,837,561

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$31,698,717	$—	$31,698,717

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended June 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/22	Shares 06/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$16,780,495	$12,128,265	$(19,000,000)	$(250,107)	$(170,720)	$9,487,933	393,038	$129,387
Guggenheim Strategy Fund III	81,097,553	626,267	(16,865,987)	(228,637)	(2,204,448)	62,424,748	2,578,470	631,917
Guggenheim Ultra Short Duration Fund — Institutional Class	54,253,430	190,699	(23,334,988)	152,490	(1,019,306)	30,242,325	3,133,920	193,390
Guggenheim Variable Insurance Strategy Fund III	67,541,303	530,390	(11,605,006)	(289,994)	(1,714,632)	54,462,061	2,251,429	534,871
	$219,672,781	$13,475,621	$(70,805,981)	$(616,248)	$(5,109,106)	$156,617,067		$1,489,565

12 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $48,913,948)	$47,220,494
Investments in affiliated issuers, at value (cost $161,633,002)	156,617,067
Cash	1,483
Segregated cash with broker	30,550,000
Prepaid expenses	5,018
Receivables:
Dividends	330,941
Interest	4,398
Fund shares sold	2,786
Total assets	234,732,187

Liabilities:
Unrealized depreciation on OTC swap agreements	31,698,717
Payable for:
Swap settlement	443,359
Securities purchased	287,807
Management fees	83,143
Distribution and service fees	43,046
Fund shares redeemed	29,649
Fund accounting/administration fees	11,881
Trustees’ fees*	8,269
Transfer agent/maintenance fees	2,081
Miscellaneous	76,210
Total liabilities	32,684,162
Commitments and contingent liabilities (Note 12)	—
Net assets	$202,048,025

Net assets consist of:
Paid in capital	$173,609,536
Total distributable earnings (loss)	28,438,489
Net assets	$202,048,025
Capital shares outstanding	4,558,041
Net asset value per share	$44.33

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $236)	$438,747
Dividends from securities of affiliated issuers	1,489,565
Interest	9,138
Total investment income	1,937,450

Expenses:
Management fees	878,513
Distribution and service fees	292,838
Transfer agent/maintenance fees	12,636
Fund accounting/administration fees	81,201
Professional fees	17,123
Custodian fees	6,784
Interest expense	5,679
Line of credit fees	3,490
Trustees’ fees*	3,475
Miscellaneous	17,311
Total expenses	1,319,050
Less:
Expenses reimbursed by Adviser:	(7)
Expenses waived by Adviser	(298,764)
Total waived/reimbursed expenses	(298,771)
Net expenses	1,020,279
Net investment income	917,171

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(22,155)
Investments in affiliated issuers	(616,248)
Swap agreements	8,204,202
Futures contracts	(153,607)
Net realized gain	7,412,192
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(9,317,245)
Investments in affiliated issuers	(5,109,106)
Swap agreements	(51,677,872)
Futures contracts	(100,275)
Net change in unrealized appreciation (depreciation)	(66,204,498)
Net realized and unrealized loss	(58,792,306)
Net decrease in net assets resulting from operations	$(57,875,135)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 13

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$917,171	$1,220,679
Net realized gain on investments	7,412,192	62,342,705
Net change in unrealized appreciation (depreciation) on investments	(66,204,498)	(926,499)
Net increase (decrease) in net assets resulting from operations	(57,875,135)	62,636,885

Distributions to shareholders	—	(26,897,830)

Capital share transactions:
Proceeds from sale of shares	3,099,778	2,897,714
Distributions reinvested	—	26,897,830
Cost of shares redeemed	(13,147,173)	(25,651,784)
Net increase (decrease) from capital share transactions	(10,047,395)	4,143,760
Net increase (decrease) in net assets	(67,922,530)	39,882,815

Net assets:
Beginning of period	269,970,555	230,087,740
End of period	$202,048,025	$269,970,555

Capital share activity:
Shares sold	57,744	54,152
Shares issued from reinvestment of distributions	—	518,662
Shares redeemed	(253,421)	(478,128)
Net increase (decrease) in shares	(195,677)	94,686

14 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2022[a]	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$56.79	$49.39	$44.24	$36.80	$45.50	$38.20
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.26	.38	.68	.83	.62
Net gain (loss) on investments (realized and unrealized)	(12.66)	13.22	7.46	10.06	(3.10)	7.76
Total from investment operations	(12.46)	13.48	7.84	10.74	(2.27)	8.38
Less distributions from:
Net investment income	—	(.41)	(.74)	(.91)	(.75)	(.50)
Net realized gains	—	(5.67)	(1.95)	(2.39)	(5.68)	(.58)
Total distributions	—	(6.08)	(2.69)	(3.30)	(6.43)	(1.08)
Net asset value, end of period	$44.33	$56.79	$49.39	$44.24	$36.80	$45.50

Total Return[c]	(21.94%)	28.48%	18.78%	29.97%	(6.56%)	22.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$202,048	$269,971	$230,088	$218,082	$190,644	$251,795
Ratios to average net assets:
Net investment income (loss)	0.78%	0.49%	0.88%	1.65%	1.89%	1.48%
Total expenses[d]	1.13%	1.14%	1.22%	1.27%	1.26%	1.12%
Net expenses[e,f,g]	0.87%	0.85%	0.89%	0.95%	0.97%	0.91%
Portfolio turnover rate	29%	34%	63%	41%	45%	44%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
—	—	—	—	0.02%	—

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.86%	0.84%	0.87%	0.89%	0.91%	0.90%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

SERIES B (LARGE CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	2.6%
Berkshire Hathaway, Inc. — Class B	2.4%
Tyson Foods, Inc. — Class A	2.3%
Verizon Communications, Inc.	2.3%
Chevron Corp.	2.2%
Alphabet, Inc. — Class A	2.2%
Humana, Inc.	2.1%
JPMorgan Chase & Co.	2.0%
Exelon Corp.	1.7%
Bank of America Corp.	1.6%
Top Ten Total	21.4%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2022

	6 Month‡	1 Year	5 Year	10 Year
Series B (Large Cap Value Series)	(7.88%)	(1.08%)	7.92%	10.73%
Russell 1000 Value Index	(12.86%)	(6.82%)	7.17%	10.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

16 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 94.0%

Consumer, Non-cyclical - 21.1%
Johnson & Johnson	30,481	$5,410,682
Tyson Foods, Inc. — Class A	57,068	4,911,272
Humana, Inc.	9,178	4,295,946
Quest Diagnostics, Inc.	23,274	3,094,977
Medtronic plc	33,173	2,977,277
Ingredion, Inc.	31,921	2,814,155
Merck & Company, Inc.	29,200	2,662,164
Henry Schein, Inc.*	29,932	2,296,982
J M Smucker Co.	17,762	2,273,714
Bunge Ltd.	24,190	2,193,791
McKesson Corp.	6,681	2,179,409
Archer-Daniels-Midland Co.	25,255	1,959,788
Amgen, Inc.	6,861	1,669,281
Pfizer, Inc.	29,771	1,560,894
Encompass Health Corp.	25,501	1,429,331
Bristol-Myers Squibb Co.	16,678	1,284,206
HCA Healthcare, Inc.	6,743	1,133,229
Total Consumer, Non-cyclical		44,147,098

Financial - 14.2%
Berkshire Hathaway, Inc. — Class B*	18,228	4,976,609
JPMorgan Chase & Co.	38,094	4,289,765
Bank of America Corp.	105,080	3,271,140
Wells Fargo & Co.	62,015	2,429,128
Charles Schwab Corp.	27,103	1,712,368
Voya Financial, Inc.	27,419	1,632,253
Mastercard, Inc. — Class A	5,096	1,607,686
Medical Properties Trust, Inc. REIT	87,952	1,343,027
American Tower Corp. — Class A REIT	4,618	1,180,315
KeyCorp	64,668	1,114,230
Goldman Sachs Group, Inc.	3,673	1,090,954
STAG Industrial, Inc. REIT	34,679	1,070,888
Zions Bancorp North America	20,791	1,058,262
BOK Financial Corp.	13,286	1,004,156
Park Hotels & Resorts, Inc. REIT	64,125	870,176
Gaming and Leisure Properties, Inc. REIT	12,532	574,717
T. Rowe Price Group, Inc.	4,535	515,221
Total Financial		29,740,895

Technology - 10.4%
Micron Technology, Inc.	51,683	2,857,036
Activision Blizzard, Inc.	35,893	2,794,629
Leidos Holdings, Inc.	23,089	2,325,293
Microsoft Corp.	8,150	2,093,164
KLA Corp.	6,419	2,048,175
DXC Technology Co.*	67,488	2,045,561
Teradyne, Inc.	22,246	1,992,129
Fiserv, Inc.*	17,379	1,546,210
Amdocs Ltd.	15,609	1,300,386
Qorvo, Inc.*	12,467	1,175,888
Intel Corp.	21,442	802,145
Skyworks Solutions, Inc.	8,084	748,902
Total Technology		21,729,518

Utilities - 10.1%
Exelon Corp.	76,577	3,470,470
Edison International	51,562	3,260,781
Duke Energy Corp.	26,854	2,879,017
OGE Energy Corp.	72,349	2,789,777
Pinnacle West Capital Corp.	34,050	2,489,736
Black Hills Corp.	26,749	1,946,525
NiSource, Inc.	65,351	1,927,201
Constellation Energy Corp.	25,525	1,461,562
PPL Corp.	33,862	918,676
Total Utilities		21,143,745

Energy - 8.8%
Chevron Corp.	32,110	4,648,886
ConocoPhillips	35,652	3,201,906
Coterra Energy, Inc. — Class A	91,049	2,348,154
Equities Corp.	52,053	1,790,623
Kinder Morgan, Inc.	95,042	1,592,904
Pioneer Natural Resources Co.	7,109	1,585,876
Marathon Oil Corp.	69,368	1,559,392
Diamondback Energy, Inc.	9,973	1,208,229
Patterson-UTI Energy, Inc.	32,374	510,214
Total Energy		18,446,184

Consumer, Cyclical - 8.7%
Walmart, Inc.	23,914	2,907,464
DR Horton, Inc.	32,298	2,137,805
LKQ Corp.	40,623	1,994,183
Whirlpool Corp.	11,825	1,831,338
Southwest Airlines Co.*	47,188	1,704,431
PACCAR, Inc.	20,253	1,667,632
Delta Air Lines, Inc.*	57,154	1,655,751
Lear Corp.	12,115	1,525,157
Ralph Lauren Corp. — Class A	11,569	1,037,161
PVH Corp.	14,248	810,711
Home Depot, Inc.	2,909	797,851
Total Consumer, Cyclical		18,069,484

Communications - 8.3%
Verizon Communications, Inc.	94,596	4,800,747
Alphabet, Inc. — Class A*	2,078	4,528,502
T-Mobile US, Inc.*	15,182	2,042,586
Cisco Systems, Inc.	46,985	2,003,441
Comcast Corp. — Class A	47,311	1,856,484
Juniper Networks, Inc.	43,590	1,242,315
Walt Disney Co.*	8,284	782,009
Total Communications		17,256,084

Industrial - 7.1%
Curtiss-Wright Corp.	20,865	2,755,432
L3Harris Technologies, Inc.	10,969	2,651,207
FedEx Corp.	10,893	2,469,552
Johnson Controls International plc	46,562	2,229,388
Knight-Swift Transportation Holdings, Inc.	46,371	2,146,514
Valmont Industries, Inc.	7,628	1,713,478
Advanced Energy Industries, Inc.	12,693	926,335
Total Industrial		14,891,906

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value
Basic Materials - 5.3%
Westlake Corp.	30,967	$3,035,385
Huntsman Corp.	105,501	2,990,954
Reliance Steel & Aluminum Co.	10,519	1,786,758
International Flavors & Fragrances, Inc.	6,793	809,182
Freeport-McMoRan, Inc.	26,902	787,152
Nucor Corp.	6,881	718,445
Dow, Inc.	9,877	509,752
DuPont de Nemours, Inc.	8,550	475,209
Total Basic Materials		11,112,837

Total Common Stocks
(Cost $162,209,534)		196,537,751

EXCHANGE-TRADED FUNDS† - 1.0%
iShares Russell 1000 Value ETF	14,571	2,112,358
Total Exchange-Traded Funds
(Cost $2,304,195)		2,112,358

MONEY MARKET FUND† - 3.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.97%[1]	7,704,777	7,704,777
Total Money Market Fund
(Cost $7,704,777)		7,704,777

Total Investments - 98.7%
(Cost $172,218,506)		$206,354,886
Other Assets & Liabilities, net - 1.3%		2,719,659
Total Net Assets - 100.0%		$209,074,545

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of June 30, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$196,537,751	$—	$—	$196,537,751
Exchange-Traded Funds	2,112,358	—	—	2,112,358
Money Market Fund	7,704,777	—	—	7,704,777
Total Assets	$206,354,886	$—	$—	$206,354,886

18 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2022

Assets:
Investments, at value (cost $172,218,506)	$206,354,886
Prepaid expenses	1,235
Receivables:
Securities sold	2,678,020
Dividends	231,502
Interest	4,035
Total assets	209,269,678

Liabilities:
Payable for:
Management fees	71,036
Distribution and service fees	44,870
Fund shares redeemed	31,447
Professional fees	21,433
Fund accounting/administration fees	12,586
Trustees’ fees*	3,036
Transfer agent/maintenance fees	2,100
Miscellaneous	8,625
Total liabilities	195,133
Commitments and contingent liabilities (Note 12)	—
Net assets	$209,074,545

Net assets consist of:
Paid in capital	$135,173,598
Total distributable earnings (loss)	73,900,947
Net assets	$209,074,545
Capital shares outstanding	4,848,847
Net asset value per share	$43.12

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2022

Investment Income:
Dividends	$2,485,748
Interest	9,262
Total investment income	2,495,010

Expenses:
Management fees	749,615
Distribution and service fees	288,313
Transfer agent/maintenance fees	12,667
Fund accounting/administration fees	80,295
Professional fees	19,697
Trustees’ fees*	6,401
Line of credit fees	2,904
Custodian fees	2,598
Miscellaneous	5,284
Total expenses	1,167,774
Less:
Expenses waived by Adviser	(258,364)
Net expenses	909,410
Net investment income	1,585,600

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,348,026
Net realized gain	15,348,026
Net change in unrealized appreciation (depreciation) on:
Investments	(34,657,603)
Net change in unrealized appreciation (depreciation)	(34,657,603)
Net realized and unrealized loss	(19,309,577)
Net decrease in net assets resulting from operations	$(17,723,977)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 19

SERIES B (LARGE CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,585,600	$2,762,327
Net realized gain on investments	15,348,026	21,610,319
Net change in unrealized appreciation (depreciation) on investments	(34,657,603)	29,706,269
Net increase (decrease) in net assets resulting from operations	(17,723,977)	54,078,915

Distributions to shareholders	—	(4,639,626)

Capital share transactions:
Proceeds from sale of shares	2,058,522	5,978,283
Distributions reinvested	—	4,639,626
Cost of shares redeemed	(12,077,064)	(31,787,831)
Net decrease from capital share transactions	(10,018,542)	(21,169,922)
Net increase (decrease) in net assets	(27,742,519)	28,269,367

Net assets:
Beginning of period	236,817,064	208,547,697
End of period	$209,074,545	$236,817,064

Capital share activity:
Shares sold	44,812	137,180
Shares issued from reinvestment of distributions	—	107,473
Shares redeemed	(255,569)	(729,396)
Net decrease in shares	(210,757)	(484,743)

20 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2022[a]	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$46.81	$37.61	$40.55	$36.14	$43.36	$39.08
Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.52	.82	.72	.65	.48
Net gain (loss) on investments (realized and unrealized)	(4.01)	9.58	(.51)	6.93	(4.42)	5.52
Total from investment operations	(3.69)	10.10	.31	7.65	(3.77)	6.00
Less distributions from:
Net investment income	—	(.90)	(.74)	(.72)	(.58)	(.53)
Net realized gains	—	— [c]	(2.51)	(2.52)	(2.87)	(1.19)
Total distributions	—	(.90)	(3.25)	(3.24)	(3.45)	(1.72)
Net asset value, end of period	$43.12	$46.81	$37.61	$40.55	$36.14	$43.36

Total Return[d]	(7.88%)	27.03%	2.21%	21.82%	(9.53%)	15.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$209,075	$236,817	$208,548	$226,968	$207,167	$269,258
Ratios to average net assets:
Net investment income (loss)	1.37%	1.20%	2.40%	1.86%	1.54%	1.17%
Total expenses[e]	1.01%	1.03%	1.09%	1.07%	1.07%	1.02%
Net expenses[f,g]	0.79%	0.79%	0.79%	0.80%	0.80%	0.81%
Portfolio turnover rate	13%	22%	19%	32%	21%	27%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Distributions from realized gains are less than $0.01 per share.
[d]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.79%	0.79%	0.79%	0.80%	0.80%	0.79%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

SERIES D (WORLD EQUITY INCOME SERIES)

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

At June 30, 2022, the investment diversification of the Fund by Country was as follows:

Country	Value	% of Long-Term Investments
United States	$74,485,829	65.8%
Japan	7,156,172	6.3%
Canada	5,136,708	4.5%
Australia	5,107,944	4.5%
United Kingdom	4,334,438	3.8%
France	3,172,618	2.8%
Spain	2,733,455	2.4%
Other	11,102,652	9.9%
Total Long-Term Investments	$113,229,816	100.0%

Inception Date: April 19, 1984

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.1%
Microsoft Corp.	3.0%
Alphabet, Inc. — Class C	2.1%
Johnson & Johnson	1.7%
Amazon.com, Inc.	1.4%
AbbVie, Inc.	1.3%
Merck & Company, Inc.	1.3%
Verizon Communications, Inc.	1.2%
Home Depot, Inc.	1.2%
Cigna Corp.	1.1%
Top Ten Total	17.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2022

	6 Month‡	1 Year	5 Year	10 Year
Series D (World Equity Income Series)	(12.57%)	(8.37%)	6.60%	8.47%
MSCI World Index	(20.51%)	(14.34%)	7.67%	9.51%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

22 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value
COMMON STOCKS† - 97.0%

Consumer, Non-cyclical - 14.9%
Johnson & Johnson	11,100	$1,970,361
AbbVie, Inc.	10,108	1,548,141
Merck & Company, Inc.	16,000	1,458,720
Cigna Corp.	5,000	1,317,600
Amgen, Inc.	5,100	1,240,830
McKesson Corp.	3,700	1,206,977
Gilead Sciences, Inc.	16,900	1,044,589
AmerisourceBergen Corp. — Class A	7,100	1,004,508
Kellogg Co.	13,890	990,913
Imperial Brands plc	42,500	949,601
CVS Health Corp.	9,100	843,206
Philip Morris International, Inc.	7,900	780,046
Automatic Data Processing, Inc.	3,700	777,148
Dai Nippon Printing Company Ltd.	26,900	580,076
Altria Group, Inc.	12,371	516,736
Becton Dickinson and Co.	1,200	295,836
Colgate-Palmolive Co.	3,600	288,504
Viatris, Inc.	24,600	257,562
Total Consumer, Non-cyclical		17,071,354

Technology - 14.0%
Apple, Inc.	25,977	3,551,575
Microsoft Corp.	13,465	3,458,216
International Business Machines Corp.	8,424	1,189,385
Texas Instruments, Inc.	7,100	1,090,915
Intel Corp.	28,067	1,049,986
Oracle Corp.	13,200	922,284
Broadridge Financial Solutions, Inc.	6,400	912,320
HP, Inc.	27,800	911,284
NetApp, Inc.	10,800	704,592
Hewlett Packard Enterprise Co.	51,800	686,868
Broadcom, Inc.	1,200	582,972
Ricoh Company Ltd.	70,800	553,614
Analog Devices, Inc.	1,500	219,135
NVIDIA Corp.	1,400	212,226
Total Technology		16,045,372

Consumer, Cyclical - 12.9%
Home Depot, Inc.	5,000	1,371,350
McDonald’s Corp.	5,100	1,259,088
Lowe’s Companies, Inc.	6,300	1,100,421
Dollar General Corp.	4,300	1,055,392
Genuine Parts Co.	7,200	957,600
PACCAR, Inc.	11,400	938,676
Sumitomo Corp.	58,200	796,514
Yum! Brands, Inc.	6,900	783,219
Marubeni Corp.	79,600	718,047
Hasbro, Inc.	8,700	712,356
Tesla, Inc.*	1,034	696,316
BorgWarner, Inc.	16,700	557,279
Whirlpool Corp.	3,586	555,364
Best Buy Company, Inc.	8,300	541,077
Newell Brands, Inc.	26,600	506,464
Lear Corp.	4,000	503,560
Walgreens Boots Alliance, Inc.	10,200	386,580
Sumitomo Electric Industries Ltd.	31,300	345,784
TJX Companies, Inc.	4,700	262,495
General Motors Co.*	7,300	231,848
Aramark	7,400	226,662
Cummins, Inc.	1,100	212,883
O’Reilly Automotive, Inc.*	200	126,352
Total Consumer, Cyclical		14,845,327

Financial - 12.8%
Allstate Corp.	8,500	1,077,205
Prudential Financial, Inc.	9,900	947,232
AXA S.A.	37,800	857,956
National Australia Bank Ltd.	44,500	841,634
Australia & New Zealand Banking Group Ltd.	50,200	763,642
American International Group, Inc.	13,700	700,481
DBS Group Holdings Ltd.	32,600	696,588
Travelers Companies, Inc.	3,900	659,607
Loews Corp.	10,300	610,378
Annaly Capital Management, Inc. REIT	93,200	550,812
Wendel SE	6,400	534,842
Chubb Ltd.	2,700	530,766
Canadian Apartment Properties REIT	15,100	525,909
United Overseas Bank Ltd.	27,000	510,256
Swiss Re AG	6,200	480,561
Dexus REIT	75,800	464,787
Westpac Banking Corp.	34,200	460,503
JPMorgan Chase & Co.	3,900	439,179
Vornado Realty Trust REIT	14,400	411,696
Berkshire Hathaway, Inc. — Class B*	1,406	383,866
Gjensidige Forsikring ASA	16,600	336,235
MetLife, Inc.	5,300	332,787
Western Union Co.	20,000	329,400
BNP Paribas S.A.	6,700	318,501
Banco Bilbao Vizcaya Argentaria S.A.	58,100	263,651
AvalonBay Communities, Inc. REIT	1,200	233,100
GPT Group REIT	73,800	215,050
Principal Financial Group, Inc.	3,200	213,728
Total Financial		14,690,352

Communications - 11.5%
Alphabet, Inc. — Class C*	1,106	2,419,320
Amazon.com, Inc.*	15,580	1,654,752
Verizon Communications, Inc.	27,331	1,387,048
Comcast Corp. — Class A	29,400	1,153,656
Motorola Solutions, Inc.	4,300	901,280
Omnicom Group, Inc.	11,900	756,959
NortonLifeLock, Inc.	34,400	755,424
Cisco Systems, Inc.	15,100	643,864
Liberty Global plc — Class C*	28,700	633,983
Liberty Media Corporation-Liberty SiriusXM — Class C*	17,300	623,665
Sirius XM Holdings, Inc.	89,900	551,087
Corning, Inc.	16,900	532,519
HKT Trust & HKT Ltd.	378,600	508,563
CDW Corp.	1,700	267,852

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value
Interpublic Group of Companies, Inc.	7,400	$203,722
Meta Platforms, Inc. — Class A*	1,200	193,500
Total Communications		13,187,194

Energy - 9.2%
Equinor ASA	30,000	1,043,366
Enbridge, Inc.	24,500	1,034,922
TotalEnergies SE	19,500	1,029,252
Suncor Energy, Inc.	29,000	1,017,686
TC Energy Corp.	19,000	984,489
Repsol S.A.	63,600	936,372
ENEOS Holdings, Inc.	198,700	752,257
BP plc	157,800	745,790
Eni SpA	60,200	714,603
Aker BP ASA	17,200	597,411
Galp Energia SGPS S.A. — Class B	49,400	578,999
Tourmaline Oil Corp.	10,714	557,230
Idemitsu Kosan Company Ltd.	21,700	522,957
Total Energy		10,515,334

Industrial - 9.1%
Northrop Grumman Corp.	2,319	1,109,804
Lockheed Martin Corp.	2,522	1,084,359
Waste Connections, Inc.	8,200	1,016,472
Packaging Corporation of America	6,400	880,000
3M Co.	6,590	852,812
Amcor plc	64,900	806,707
Nippon Yusen K.K.	11,500	785,663
Aurizon Holdings Ltd.	270,100	708,728
Arrow Electronics, Inc.*	5,200	582,868
Mitsui OSK Lines Ltd.	23,900	546,913
General Dynamics Corp.	2,200	486,750
AP Moller - Maersk A/S — Class B	200	466,505
CK Infrastructure Holdings Ltd.	74,400	456,081
Illinois Tool Works, Inc.	1,600	291,600
Kyocera Corp.	4,500	240,640
TE Connectivity Ltd.	1,700	192,355
Total Industrial		10,508,257

Utilities - 6.9%
EDP - Energias de Portugal S.A.	184,600	861,196
National Grid plc	64,100	820,865
Southern Co.	11,300	805,803
Exelon Corp.	16,200	734,184
Snam SpA	133,000	696,706
Kansai Electric Power Company, Inc.*	68,700	680,479
Chubu Electric Power Company, Inc.	62,900	633,228
Enagas S.A.	27,500	607,173
Red Electrica Corporation S.A.	31,800	600,644
HK Electric Investments & HK Electric Investments Ltd.	605,500	555,610
Engie S.A.	37,600	432,067
Iberdrola S.A.	31,400	325,615
SSE plc	9,700	190,814
Total Utilities		7,944,384

Basic Materials - 5.7%
Rio Tinto plc	16,600	993,385
International Paper Co.	20,400	853,332
LyondellBasell Industries N.V. — Class A	8,700	760,902
Fortescue Metals Group Ltd.	62,200	752,912
South32 Ltd.	273,300	743,545
Celanese Corp. — Class A	5,900	693,899
Eastman Chemical Co.	7,400	664,298
BlueScope Steel Ltd.	33,900	372,193
Yara International ASA	7,400	309,242
Steel Dynamics, Inc.	3,400	224,910
Westlake Corp.	2,200	215,644
Total Basic Materials		6,584,262

Total Common Stocks
(Cost $116,636,435)		111,391,836

EXCHANGE-TRADED FUNDS† - 1.6%
SPDR S&P 500 ETF Trust	2,445	922,376
iShares MSCI EAFE ETF	14,652	915,604
Total Exchange-Traded Funds
(Cost $1,957,731)		1,837,980

MONEY MARKET FUND† - 0.4%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 1.05%[1]	514,765	514,765
Total Money Market Fund
(Cost $514,765)		514,765

Total Investments - 99.0%
(Cost $119,108,931)		$113,744,581
Other Assets & Liabilities, net - 1.0%		1,112,404
Total Net Assets - 100.0%		$114,856,985

24 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
SERIES D (WORLD EQUITY INCOME SERIES)

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Sold Short†
Japanese Yen Futures Contracts	79	Sep 2022	$7,316,388	$74,816
Euro FX Futures Contracts	34	Sep 2022	4,478,225	21,751
British Pound Futures Contracts	25	Sep 2022	1,904,687	18,458
Australian Dollar Futures Contracts	80	Sep 2022	5,526,800	(888)
			$19,226,100	$114,137

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of June 30, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$111,391,836	$—	$—	$111,391,836
Exchange-Traded Funds	1,837,980	—	—	1,837,980
Money Market Fund	514,765	—	—	514,765
Currency Futures Contracts**	115,025	—	—	115,025
Total Assets	$113,859,606	$—	$—	$113,859,606

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$888	$—	$—	$888

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 25

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2022

Assets:
Investments, at value (cost $119,108,931)	$113,744,581
Foreign currency, at value (cost 29,156)	27,629
Cash	9,600
Segregated cash with broker	459,500
Prepaid expenses	713
Receivables:
Fund shares sold	290,792
Dividends	265,344
Foreign tax reclaims	199,021
Securities sold	119,009
Interest	424
Total assets	115,116,613

Liabilities:
Payable for:
Variation margin on futures contracts	82,837
Management fees	46,626
Fund shares redeemed	38,879
Professional fees	27,586
Distribution and service fees	24,447
Trustees’ fees*	7,283
Fund accounting/administration fees	7,033
Transfer agent/maintenance fees	2,090
Miscellaneous	22,847
Total liabilities	259,628
Commitments and contingent liabilities (Note 12)	—
Net assets	$114,856,985

Net assets consist of:
Paid in capital	$89,889,165
Total distributable earnings (loss)	24,967,820
Net assets	$114,856,985
Capital shares outstanding	7,406,247
Net asset value per share	$15.51

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2022

Investment Income:
Dividends (net of foreign withholding tax of $178,050)	$2,107,496
Interest	792
Total investment income	2,108,288

Expenses:
Management fees	445,752
Distribution and service fees	159,197
Transfer agent/maintenance fees	12,477
Fund accounting/administration fees	46,174
Professional fees	13,903
Trustees’ fees*	7,644
Custodian fees	5,938
Line of credit fees	1,729
Miscellaneous	7,596
Total expenses	700,410
Less:
Expenses waived by Adviser	(134,686)
Net expenses	565,724
Net investment income	1,542,564

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,203,311
Futures contracts	441,029
Foreign currency transactions	5,986
Net realized gain	1,650,326
Net change in unrealized appreciation (depreciation) on:
Investments	(20,060,143)
Futures contracts	114,137
Foreign currency translations	(18,553)
Net change in unrealized appreciation (depreciation)	(19,964,559)
Net realized and unrealized loss	(18,314,233)
Net decrease in net assets resulting from operations	$(16,771,669)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,542,564	$2,736,857
Net realized gain on investments	1,650,326	30,419,122
Net change in unrealized appreciation (depreciation) on investments	(19,964,559)	(6,816,541)
Net increase (decrease) in net assets resulting from operations	(16,771,669)	26,339,438

Distributions to shareholders	—	(2,031,098)

Capital share transactions:
Proceeds from sale of shares	1,725,886	5,327,206
Distributions reinvested	—	2,031,098
Cost of shares redeemed	(8,290,456)	(19,480,103)
Net decrease from capital share transactions	(6,564,570)	(12,121,799)
Net increase (decrease) in net assets	(23,336,239)	12,186,541

Net assets:
Beginning of period	138,193,224	126,006,683
End of period	$114,856,985	$138,193,224

Capital share activity:
Shares sold	104,439	320,264
Shares issued from reinvestment of distributions	—	119,758
Shares redeemed	(488,710)	(1,170,420)
Net decrease in shares	(384,271)	(730,398)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 27

SERIES D (WORLD EQUITY INCOME SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2022[a]	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$17.74	$14.79	$14.45	$12.96	$14.52	$12.98
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.34	.22	.33	.33	.33
Net gain (loss) on investments (realized and unrealized)	(2.43)	2.86	.66	2.36	(1.47)	1.60
Total from investment operations	(2.23)	3.20	.88	2.69	(1.14)	1.93
Less distributions from:
Net investment income	—	(.25)	(.40)	(.40)	(.42)	(.39)
Net realized gains	—	—	(.14)	(.80)	—	—
Total distributions	—	(.25)	(.54)	(1.20)	(.42)	(.39)
Net asset value, end of period	$15.51	$17.74	$14.79	$14.45	$12.96	$14.52

Total Return[c]	(12.57%)	21.74%	6.65%	21.40%	(8.17%)	15.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$114,857	$138,193	$126,007	$133,758	$125,312	$161,111
Ratios to average net assets:
Net investment income (loss)	2.42%	2.02%	1.70%	2.37%	2.29%	2.38%
Total expenses[d]	1.10%	1.15%	1.20%	1.19%	1.17%	1.12%
Net expenses[e,f]	0.89%	0.89%	0.89%	0.90%	0.90%	0.90%
Portfolio turnover rate	67%	185%	196%	139%	134%	112%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.89%	0.89%	0.89%	0.90%	0.90%	0.88%

28 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

SERIES E (TOTAL RETURN BOND SERIES)

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: April 26, 1985

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes, 2.88%	9.5%
Guggenheim Total Return Bond Fund — R6-Class	4.3%
U.S. Treasury Bonds, 2.00%	2.5%
U.S. Treasury Bonds, 1.88%	1.2%
U.S. Treasury Notes, 2.63%	1.2%
Octagon Investment Partners 49 Ltd., 2.59%	1.2%
Pershing Square Tontine Holdings Ltd. — Class A	1.1%
U.S. Treasury Bonds	0.9%
U.S. Treasury Bonds	0.8%
STORE Master Funding I-VII, 3.96%	0.8%
Top Ten Total	23.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2022

Average Annual Returns*,†

Periods Ended June 30, 2022

	6 Month‡	1 Year	5 Year	10 Year
Series E (Total Return Bond Series)	(13.58%)	(13.33%)	1.28%	3.17%
Bloomberg U.S. Aggregate Bond Index	(10.35%)	(10.29%)	0.88%	1.54%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	26.8%
AA	8.3%
A	11.4%
BBB	23.3%
BB	7.4%
B	4.4%
CCC	0.4%
CC	1.9%
C	0.2%
NR2	4.5%
Other Instruments	11.4%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.
[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

30 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Shares	Value
COMMON STOCKS† - 1.6%

Financial - 1.6%
Pershing Square Tontine Holdings Ltd. — Class A*,1	76,590	$1,529,502
KKR Acquisition Holdings I Corp. — Class A*,1	33,829	331,186
RXR Acquisition Corp. — Class A*,1	7,752	75,892
TPG Pace Beneficial II Corp.*,1	6,675	64,948
MSD Acquisition Corp. — Class A*,1	4,876	47,785
AfterNext HealthTech Acquisition Corp. — Class A*,1	4,100	39,811
Conyers Park III Acquisition Corp. — Class A*,1	3,800	36,670
Waverley Capital Acquisition Corp. 1 — Class A*,1	3,000	29,010
Colicity, Inc. — Class A*,1	2,716	26,644
Acropolis Infrastructure Acquisition Corp. — Class A*,1	2,700	26,109
Blue Whale Acquisition Corp. I — Class A*,1	2,200	21,274
Total Financial		2,228,831

Communications - 0.0%
Figs, Inc. — Class A*	1,346	12,262
Vacasa, Inc. — Class A*	3,356	9,665
Total Communications		21,927

Total Common Stocks
(Cost $2,246,547)		2,250,758

PREFERRED STOCKS†† - 5.0%
Financial - 5.0%
Equitable Holdings, Inc.
4.95%*	550,000	516,843
4.30%	12,000	214,920
Wells Fargo & Co.
3.90%*	450,000	387,563
4.70%	16,000	309,280
Citigroup, Inc.
3.88%*	600,000	498,000
4.00%*	200,000	173,000
Markel Corp.
6.00%*	660,000	650,925
Bank of America Corp.
4.13%*	16,000	297,440
4.38%*	12,000	229,080
4.38%*	100,000	82,977
First Republic Bank
4.25%	24,000	426,240
4.13%	6,000	105,000
4.50%	2,000	37,000
Bank of New York Mellon Corp.
3.75%*	400,000	326,532
4.70%*	140,000	136,780
Charles Schwab Corp.
4.00%*	500,000	384,875
JPMorgan Chase & Co.
3.65%*	250,000	204,750
4.63%	8,000	158,880
MetLife, Inc.
3.85%*	400,000	356,181
Public Storage
4.63%	12,755	280,482
4.13%	2,323	45,206
W R Berkley Corp.
4.13% due 03/30/61	11,288	194,041
4.25% due 09/30/60	1,845	32,453
Arch Capital Group Ltd.
4.55%	10,000	192,500
American Financial Group, Inc.
4.50% due 09/15/60	8,968	173,262
RenaissanceRe Holdings Ltd.
4.20%	8,000	142,400
Goldman Sachs Group, Inc.
3.80%	150,000	116,997
CNO Financial Group, Inc.
5.13% due 11/25/60	6,000	114,780
Kuvare US Holdings, Inc.
7.00% due 02/17/51*,3	100,000	100,250
Assurant, Inc.
5.25% due 01/15/61	4,000	89,000
Selective Insurance Group, Inc.
4.60%	4,000	74,320
Total Financial		7,051,957

Total Preferred Stocks
(Cost $8,626,182)		7,051,957

WARRANTS† - 0.0%
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,1	8,510	3,660
KKR Acquisition Holdings I Corp.
Expiring 12/31/27*,1	8,457	3,045
Ginkgo Bioworks Holdings, Inc.
Expiring 08/01/26*	684	362
Conyers Park III Acquisition Corp.
Expiring 08/12/28*,1	1,266	304
MSD Acquisition Corp.
Expiring 05/13/23*,1	974	293
AfterNext HealthTech Acquisition Corp.
Expiring 07/09/23*,1	1,366	260
Waverley Capital Acquisition Corp.
Expiring 04/30/27*,1	1,000	211
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	900	180
RXR Acquisition Corp.
Expiring 03/08/26*,1	1,547	175
Colicity, Inc.
Expiring 12/31/27*,1	542	118
Blue Whale Acquisition Corp.
Expiring 07/09/23*,1	550	115
Total Warrants
(Cost $65,470)		8,723

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Shares	Value
MUTUAL FUNDS† - 4.3%
Guggenheim Total Return Bond Fund — R6-Class[4]	247,801	$6,043,859
Total Mutual Funds
(Cost $6,595,446)		6,043,859

MONEY MARKET FUNDS† - 1.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.97%[5]	2,384,459	2,384,459
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 1.32%[5]	29,230	29,230
Total Money Market Funds
(Cost $2,413,689)		2,413,689

	Face Amount
CORPORATE BONDS†† - 40.3%
Financial - 16.6%
Pershing Square Holdings Ltd.
3.25% due 11/15/30[3]	$1,000,000	815,460
3.25% due 10/01/31	1,000,000	788,760
Wells Fargo & Co.
3.07% due 04/30/41[2]	1,100,000	851,856
Bank of America Corp.
2.59% due 04/29/31[2]	890,000	754,847
6.13%*,2,6	100,000	96,438
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[3]	950,000	789,808
Reliance Standard Life Global Funding II
2.75% due 05/07/25[3]	800,000	765,369
Liberty Mutual Group, Inc.
4.30% due 02/01/61[7]	700,000	473,386
3.95% due 05/15/60[3]	280,000	201,254
Reinsurance Group of America, Inc.
3.15% due 06/15/30	750,000	662,564
Macquarie Bank Ltd.
3.05% due 03/03/36[2,3]	450,000	356,839
3.62% due 06/03/30[3]	290,000	252,904
Wilton RE Ltd.
6.00% †††,2,3,6	700,000	603,127
Arch Capital Group Ltd.
3.64% due 06/30/50	700,000	544,249
GLP Capital Limited Partnership / GLP Financing II, Inc.
5.30% due 01/15/29	300,000	286,533
4.00% due 01/15/31	290,000	250,104
Citigroup, Inc.
2.57% due 06/03/31[2]	590,000	495,947
Deloitte LLP
3.56% due 05/07/30†††	500,000	454,400
Fidelity National Financial, Inc.
3.40% due 06/15/30	300,000	262,477
2.45% due 03/15/31	230,000	183,045

Nippon Life Insurance Co.
2.75% due 01/21/51[2,3]	350,000	283,062
2.90% due 09/16/51[2,3]	200,000	161,745
Host Hotels & Resorts, LP
3.50% due 09/15/30	435,000	371,595
2.90% due 12/15/31	50,000	39,698
Iron Mountain, Inc.
4.50% due 02/15/31[3]	241,000	196,932
5.63% due 07/15/32[3]	125,000	105,697
5.25% due 07/15/30[3]	109,000	94,764
JPMorgan Chase & Co.
2.96% due 05/13/31[2]	230,000	198,578
4.49% due 03/24/31[2]	200,000	195,323
Maple Grove Funding Trust I
4.16% due 08/15/51[3]	500,000	388,985
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31	450,000	388,961
FS KKR Capital Corp.
2.63% due 01/15/27	250,000	210,235
3.25% due 07/15/27	200,000	170,182
Macquarie Group Ltd.
2.87% due 01/14/33[2,3]	250,000	203,930
2.69% due 06/23/32[2,3]	200,000	160,883
Safehold Operating Partnership, LP
2.85% due 01/15/32	271,000	217,533
2.80% due 06/15/31	180,000	146,393
Ares Finance Company II LLC
3.25% due 06/15/30[3]	410,000	363,170
Global Atlantic Finance Co.
4.70% due 10/15/51[2,3]	250,000	200,649
3.13% due 06/15/31[3]	200,000	159,098
Crown Castle International Corp.
2.90% due 04/01/41	250,000	180,189
3.30% due 07/01/30	201,000	177,265
American International Group, Inc.
4.38% due 06/30/50	388,000	344,057
National Australia Bank Ltd.
2.99% due 05/21/31[3]	400,000	334,248
Standard Chartered plc
4.64% due 04/01/31[2,3]	350,000	333,569
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[3]	410,000	332,137
First American Financial Corp.
4.00% due 05/15/30	360,000	323,334
United Wholesale Mortgage LLC
5.50% due 04/15/29[3]	300,000	229,695
5.50% due 11/15/25[3]	100,000	85,659
Massachusetts Mutual Life Insurance Co.
3.20% due 12/01/61[3]	450,000	307,581
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[3]	350,000	262,251
LPL Holdings, Inc.
4.00% due 03/15/29[3]	300,000	256,668
Belrose Funding Trust
2.33% due 08/15/30[3]	320,000	256,466

32 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
ABN AMRO Bank N.V.
2.47% due 12/13/29[2,3]	$300,000	$255,695
SBA Communications Corp.
3.13% due 02/01/29	250,000	204,625
3.88% due 02/15/27	50,000	45,640
Brookfield Finance, Inc.
3.50% due 03/30/51	280,000	201,425
4.70% due 09/20/47	50,000	43,797
UBS Group AG
2.10% due 02/11/32[2,3]	300,000	238,194
Jefferies Group LLC
2.75% due 10/15/32	300,000	227,785
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[3]	290,000	217,355
Everest Reinsurance Holdings, Inc.
3.50% due 10/15/50	280,000	212,337
Stewart Information Services Corp.
3.60% due 11/15/31	250,000	207,365
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3]	250,000	205,625
Assured Guaranty US Holdings, Inc.
3.15% due 06/15/31	150,000	130,152
3.60% due 09/15/51	100,000	75,115
Kennedy-Wilson, Inc.
4.75% due 03/01/29	150,000	121,500
4.75% due 02/01/30	100,000	78,250
Societe Generale S.A.
2.89% due 06/09/32[2,3]	250,000	199,627
Assurant, Inc.
2.65% due 01/15/32	250,000	195,410
Westpac Banking Corp.
3.02% due 11/18/36[2]	150,000	120,725
2.96% due 11/16/40	100,000	72,347
Intercontinental Exchange, Inc.
2.65% due 09/15/40	250,000	183,340
Trustage Financial Group, Inc.
4.63% due 04/15/32[3]	200,000	183,238
Hunt Companies, Inc.
5.25% due 04/15/29[3]	200,000	170,000
AmFam Holdings, Inc.
2.81% due 03/11/31[3]	200,000	168,248
Primerica, Inc.
2.80% due 11/19/31	200,000	167,359
NFP Corp.
6.88% due 08/15/28[3]	200,000	165,008
Americo Life, Inc.
3.45% due 04/15/31[3]	200,000	162,513
Kemper Corp.
2.40% due 09/30/30	170,000	137,491
Lincoln National Corp.
4.38% due 06/15/50	150,000	128,577
Corebridge Financial, Inc.
4.35% due 04/05/42[3]	150,000	127,917
Raymond James Financial, Inc.
3.75% due 04/01/51	150,000	121,966
Prudential Financial, Inc.
3.70% due 10/01/50[2]	130,000	108,817
PartnerRe Finance B LLC
4.50% due 10/01/50[2]	110,000	91,527
Nasdaq, Inc.
3.25% due 04/28/50	110,000	80,023
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
2.63% due 10/15/31	100,000	77,176
Western & Southern Life Insurance Co.
3.75% due 04/28/61[3]	100,000	76,116
Apollo Management Holdings, LP
2.65% due 06/05/30[3]	90,000	75,659
Penn Mutual Life Insurance Co.
3.80% due 04/29/61[3]	100,000	72,025
Brown & Brown, Inc.
2.38% due 03/15/31	90,000	71,245
Home Point Capital, Inc.
5.00% due 02/01/26[3]	100,000	69,000
American Equity Investment Life Holding Co.
5.00% due 06/15/27	69,000	68,117
CNO Financial Group, Inc.
5.25% due 05/30/29	50,000	48,478
Brookfield Finance LLC
3.45% due 04/15/50	50,000	35,767
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[3]	35,000	32,506
Weyerhaeuser Co.
4.00% due 04/15/30	34,000	32,004
Total Financial		23,276,985

Consumer, Non-cyclical - 5.5%
CoStar Group, Inc.
2.80% due 07/15/30[3]	740,000	616,119
Altria Group, Inc.
3.70% due 02/04/51	550,000	351,533
3.40% due 05/06/30	170,000	144,205
4.45% due 05/06/50	50,000	36,003
Medline Borrower, LP
3.88% due 04/01/29[3]	550,000	468,441
BAT Capital Corp.
3.98% due 09/25/50	300,000	206,685
4.70% due 04/02/27	190,000	185,594
Quanta Services, Inc.
2.90% due 10/01/30	467,000	384,740
Johns Hopkins University
2.81% due 01/01/60	500,000	364,734
Children’s Hospital Corp.
2.59% due 02/01/50	500,000	345,871
Royalty Pharma plc
3.55% due 09/02/50	310,000	216,452
2.20% due 09/02/30	160,000	129,071
Kraft Heinz Foods Co.
4.38% due 06/01/46	180,000	150,013
4.88% due 10/01/49	75,000	66,244
5.50% due 06/01/50	50,000	47,996
5.00% due 06/04/42	50,000	45,680

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
DaVita, Inc.
3.75% due 02/15/31[3]	$303,000	$217,248
4.63% due 06/01/30[3]	113,000	88,124
Global Payments, Inc.
2.90% due 05/15/30	210,000	177,195
2.90% due 11/15/31	140,000	114,652
Smithfield Foods, Inc.
2.63% due 09/13/31[3]	250,000	197,407
3.00% due 10/15/30[3]	110,000	91,189
US Foods, Inc.
6.25% due 04/15/25[3]	200,000	199,500
4.75% due 02/15/29[3]	89,000	77,803
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
3.00% due 05/15/32[3]	200,000	153,592
4.38% due 02/02/52[3]	100,000	70,722
Post Holdings, Inc.
4.50% due 09/15/31[3]	250,000	204,462
Becle, SAB de CV
2.50% due 10/14/31[3]	250,000	199,787
California Institute of Technology
3.65% due 09/01/19	225,000	169,901
Kimberly-Clark de Mexico SAB de CV
2.43% due 07/01/31[3]	200,000	166,160
TriNet Group, Inc.
3.50% due 03/01/29[3]	200,000	164,734
Triton Container International Ltd.
3.15% due 06/15/31[3]	200,000	161,653
Spectrum Brands, Inc.
5.75% due 07/15/25	150,000	148,110
Central Garden & Pet Co.
4.13% due 04/30/31[3]	100,000	80,277
4.13% due 10/15/30	75,000	61,538
Hologic, Inc.
3.25% due 02/15/29[3]	150,000	128,205
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[3]	150,000	122,997
Universal Health Services, Inc.
2.65% due 10/15/30[3]	150,000	119,962
Avantor Funding, Inc.
4.63% due 07/15/28[3]	125,000	114,587
Nielsen Finance LLC / Nielsen Finance Co.
4.50% due 07/15/29[3]	100,000	90,339
Block, Inc.
2.75% due 06/01/26[3]	100,000	88,723
Gartner, Inc.
3.75% due 10/01/30[3]	100,000	85,125
Syneos Health, Inc.
3.63% due 01/15/29[3]	100,000	84,683
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[3]	100,000	82,375
Service Corporation International
3.38% due 08/15/30	100,000	81,875
Triton Container International Limited / TAL International Container Corp.
3.25% due 03/15/32	100,000	81,403
GXO Logistics, Inc.
2.65% due 07/15/31	100,000	78,891
Tenet Healthcare Corp.
4.63% due 06/15/28[3]	75,000	65,309
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
5.00% due 12/31/26[3]	50,000	42,751
Total Consumer, Non-cyclical		7,770,660

Industrial - 4.5%
Boeing Co.
5.15% due 05/01/30	970,000	931,082
5.71% due 05/01/40	490,000	457,056
5.81% due 05/01/50	490,000	450,051
2.20% due 02/04/26	200,000	180,273
Amsted Industries, Inc.
4.63% due 05/15/30[3]	470,000	400,675
Stadco LA, LLC
3.75% due 05/15/56†††	500,000	392,704
Crown Americas LLC / Crown Americas Capital Corporation VI
4.75% due 02/01/26	400,000	380,648
TD SYNNEX Corp.
2.65% due 08/09/31[3]	250,000	201,671
2.38% due 08/09/28[3]	150,000	126,461
Flowserve Corp.
3.50% due 10/01/30	270,000	231,883
2.80% due 01/15/32	100,000	78,762
Cellnex Finance Company S.A.
3.88% due 07/07/41[3]	450,000	308,164
Owens Corning
3.88% due 06/01/30	320,000	292,185
Textron, Inc.
2.45% due 03/15/31	350,000	287,537
Acuity Brands Lighting, Inc.
2.15% due 12/15/30	350,000	276,738
Vontier Corp.
2.95% due 04/01/31	350,000	274,351
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.13% due 08/15/26[3]	250,000	211,802
Standard Industries, Inc.
4.38% due 07/15/30[3]	125,000	98,594
3.38% due 01/15/31[3]	125,000	92,202
GATX Corp.
4.00% due 06/30/30	140,000	129,124
3.50% due 03/15/28	50,000	46,750
Weir Group plc
2.20% due 05/13/26[3]	200,000	175,835
Howmet Aerospace, Inc.
6.75% due 01/15/28	145,000	145,000
Berry Global, Inc.
1.57% due 01/15/26	50,000	44,586

34 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
Norfolk Southern Corp.
4.10% due 05/15/21	$50,000	$37,599
Graphic Packaging International LLC
3.50% due 03/01/29[3]	11,000	9,237
Total Industrial		6,260,970

Communications - 3.7%
Paramount Global
4.95% due 01/15/31	617,000	587,390
4.95% due 05/19/50	320,000	268,212
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80% due 04/01/31	625,000	500,536
2.25% due 01/15/29	100,000	82,167
3.90% due 06/01/52	50,000	34,711
Level 3 Financing, Inc.
3.63% due 01/15/29[3]	330,000	254,447
4.25% due 07/01/28[3]	288,000	230,760
3.75% due 07/15/29[3]	100,000	77,320
British Telecommunications plc
4.88% due 11/23/81[2,7]	350,000	297,500
9.63% due 12/15/30	100,000	124,442
AT&T, Inc.
2.75% due 06/01/31	410,000	354,038
CSC Holdings LLC
4.13% due 12/01/30[3]	200,000	156,000
3.38% due 02/15/31[3]	200,000	147,862
McGraw-Hill Education, Inc.
5.75% due 08/01/28[3]	300,000	256,884
Virgin Media Secured Finance plc
4.50% due 08/15/30[3]	300,000	246,513
Cable One, Inc.
4.00% due 11/15/30[3]	300,000	246,444
UPC Broadband Finco BV
4.88% due 07/15/31[3]	250,000	203,750
Vodafone Group plc
4.13% due 06/04/81[2]	250,000	186,970
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[3]	200,000	165,494
Altice France S.A.
5.13% due 07/15/29[3]	200,000	151,000
Sirius XM Radio, Inc.
4.13% due 07/01/30[3]	180,000	150,334
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[3]	150,000	129,342
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[3]	150,000	126,463
Lamar Media Corp.
3.63% due 01/15/31	100,000	81,842
Switch Ltd.
3.75% due 09/15/28[3]	50,000	49,458
T-Mobile USA, Inc.
2.88% due 02/15/31	50,000	41,512
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25% due 02/01/31[3]	50,000	40,750
Total Communications		5,192,141

Consumer, Cyclical - 3.6%
Marriott International, Inc.
4.63% due 06/15/30	340,000	325,953
3.50% due 10/15/32	330,000	284,650
5.75% due 05/01/25	250,000	259,353
2.85% due 04/15/31	170,000	140,978
2.75% due 10/15/33	100,000	78,638
Magallanes, Inc.
4.28% due 03/15/32[3]	400,000	357,497
5.14% due 03/15/52[3]	200,000	167,870
Hyatt Hotels Corp.
5.63% due 04/23/25	220,000	222,832
5.75% due 04/23/30	190,000	191,305
Delta Air Lines, Inc.
7.00% due 05/01/25[3]	367,000	371,473
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[3]	350,000	343,980
Hilton Domestic Operating Company, Inc.
3.75% due 05/01/29[3]	400,000	339,259
Choice Hotels International, Inc.
3.70% due 01/15/31	360,000	319,069
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[3]	300,000	291,499
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[3]	300,000	240,750
3.88% due 01/15/28[3]	55,000	47,735
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[3]	250,000	216,310
Ferguson Finance plc
4.65% due 04/20/32[3]	200,000	188,579
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50	198,000	156,177
United Airlines, Inc.
4.38% due 04/15/26[3]	150,000	132,175
Scotts Miracle-Gro Co.
4.00% due 04/01/31	150,000	112,125
British Airways Class A Pass Through Trust
2.90% due 03/15/35[3]	99,721	87,810
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[3]	100,000	85,250
Allison Transmission, Inc.
3.75% due 01/30/31[3]	100,000	80,144
WMG Acquisition Corp.
3.00% due 02/15/31[3]	75,000	58,175
Aramark Services, Inc.
5.00% due 02/01/28[3]	10,000	9,062
Total Consumer, Cyclical		5,108,648

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
Energy - 2.4%
Galaxy Pipeline Assets Bidco Ltd.
3.25% due 09/30/40[3]	$700,000	$552,494
2.94% due 09/30/40[3]	343,914	280,523
BP Capital Markets plc
4.88%[2,6]	880,000	766,168
Qatar Energy
3.13% due 07/12/41[3]	250,000	195,875
3.30% due 07/12/51[3]	250,000	192,934
Sabine Pass Liquefaction LLC
4.50% due 05/15/30	400,000	383,327
ITT Holdings LLC
6.50% due 08/01/29[3]	250,000	200,000
Magellan Midstream Partners, LP
3.25% due 06/01/30	190,000	168,909
Occidental Petroleum Corp.
4.63% due 06/15/45	200,000	163,744
Valero Energy Corp.
2.15% due 09/15/27	140,000	124,609
Midwest Connector Capital Company LLC
4.63% due 04/01/29[3]	110,000	103,739
NuStar Logistics, LP
5.63% due 04/28/27	100,000	89,501
Parkland Corp.
4.63% due 05/01/30[3]	100,000	81,123
DCP Midstream Operating, LP
3.25% due 02/15/32	100,000	78,438
Total Energy		3,381,384

Technology - 1.9%
Broadcom, Inc.
4.93% due 05/15/37[3]	277,000	248,342
2.45% due 02/15/31[3]	300,000	241,032
4.15% due 11/15/30	206,000	188,740
3.19% due 11/15/36[3]	26,000	19,765
Workday, Inc.
3.80% due 04/01/32	400,000	365,470
NetApp, Inc.
2.70% due 06/22/30	412,000	347,180
Citrix Systems, Inc.
1.25% due 03/01/26	250,000	241,866
Qorvo, Inc.
4.38% due 10/15/29	170,000	149,501
3.38% due 04/01/31[3]	100,000	78,634
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	250,000	206,541
Leidos, Inc.
2.30% due 02/15/31	250,000	199,163
Oracle Corp.
3.95% due 03/25/51	250,000	183,624
Boxer Parent Company, Inc.
7.13% due 10/02/25[3]	100,000	95,756
MSCI, Inc.
3.63% due 09/01/30[3]	75,000	62,526
3.88% due 02/15/31[3]	15,000	12,825
Twilio, Inc.
3.63% due 03/15/29	38,000	31,947
Total Technology		2,672,912

Basic Materials - 1.2%
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[3]	460,000	406,396
4.20% due 05/13/50[3]	220,000	180,042
Anglo American Capital plc
5.63% due 04/01/30[3]	200,000	201,399
2.63% due 09/10/30[3]	200,000	164,585
Alcoa Nederland Holding BV
5.50% due 12/15/27[3]	200,000	189,500
Minerals Technologies, Inc.
5.00% due 07/01/28[3]	190,000	165,357
INEOS Quattro Finance 2 plc
3.38% due 01/15/26[3]	150,000	125,961
Yamana Gold, Inc.
2.63% due 08/15/31	150,000	120,324
Reliance Steel & Aluminum Co.
2.15% due 08/15/30	100,000	81,023
Valvoline, Inc.
4.25% due 02/15/30[3]	50,000	41,750
Total Basic Materials		1,676,337

Utilities - 0.9%
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††	800,000	680,946
AES Corp.
3.95% due 07/15/30[3]	220,000	198,374
NRG Energy, Inc.
2.45% due 12/02/27[3]	200,000	171,727
Enel Finance International N.V.
2.88% due 07/12/41[3]	200,000	134,667
Clearway Energy Operating LLC
3.75% due 02/15/31[3]	100,000	80,622
Xcel Energy, Inc.
2.35% due 11/15/31	60,000	49,521
Total Utilities		1,315,857

Total Corporate Bonds
(Cost $67,923,005)		56,655,894

ASSET-BACKED SECURITIES†† - 21.5%
Collateralized Loan Obligations - 13.4%
Octagon Investment Partners 49 Ltd.
2021-5A B, 2.59% (3 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/15/33◊,3	1,750,000	1,647,504
BXMT Ltd.
2020-FL2 AS, 2.74% (1 Month Term SOFR + 1.26%, Rate Floor: 1.15%) due 02/15/38◊	1,000,000	967,024
2020-FL3 C, 3.44% (30 Day Average SOFR + 2.66%, Rate Floor: 2.55%) due 11/15/37◊,3	250,000	241,540

36 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
LoanCore Issuer Ltd.
2019-CRE2 AS, 2.82% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36◊,3	$550,000	$539,966
2021-CRE6 C, 3.62% (1 Month USD LIBOR + 2.30%, Rate Floor: 2.30%) due 11/15/38◊,3	500,000	464,595
Woodmont Trust
2020-7A A1A, 2.94% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32◊,3	1,000,000	992,687
Cerberus Loan Funding XXX, LP
2020-3A A, 2.89% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33◊,3	1,000,000	989,239
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 2.66% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32◊,3	1,000,000	985,590
LCCM Trust
2021-FL3 A, 2.77% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 11/15/38◊,3	600,000	582,488
2021-FL3 AS, 3.12% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 11/15/38◊,3	400,000	381,119
Palmer Square Loan Funding Ltd.
2022-1A A2, 1.74% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,3	1,000,000	956,633
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 2.66% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31◊,3	850,000	841,543
Dryden 37 Senior Loan Fund
2015-37A Q, due 01/15/31[3,8]	1,000,000	776,264
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 2.34% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31◊,3	750,000	740,034
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 3.38% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33◊,3	750,000	727,781
STWD Ltd.
2019-FL1 B, 3.05% (1 Month Term SOFR + 1.71%, Rate Floor: 1.60%) due 07/15/38◊	750,000	721,696
CHCP Ltd.
2021-FL1 C, 3.55% (1 Month Term SOFR + 2.21%, Rate Floor: 2.10%) due 02/15/38◊	500,000	500,057
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 2.74% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33◊,3	500,000	496,219
Cerberus Loan Funding XXVI, LP
2021-1A AR, 2.54% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31◊,3	500,000	492,891
GPMT Ltd.
2019-FL2 B, 3.53% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 02/22/36◊	500,000	492,725
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A1R, 2.56% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31◊,3	500,000	492,380
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 2.76% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33◊,3	500,000	492,035
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 2.79% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33◊,3	500,000	478,369
HERA Commercial Mortgage Ltd.
2021-FL1 B, 3.21% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 02/18/38◊,3	500,000	471,355
KREF
2021-FL2 C, 3.52% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/15/39◊,3	500,000	471,010
Golub Capital Partners CLO 54M L.P
2021-54A C, 4.01% (3 Month USD LIBOR + 2.65%, Rate Floor: 2.65%) due 08/05/33◊,3	500,000	468,007
Cerberus Loan Funding XXXIII, LP
2021-3A B, 2.89% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 07/23/33◊,3	500,000	464,471
Cerberus Loan Funding XXXVI, LP
2021-6A A, 2.44% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 11/22/33◊,3	336,395	334,763
ABPCI Direct Lending Fund CLO IV LLC
3.23% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/06/29◊,†††	250,000	250,238
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 2.83% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30◊,3	250,000	247,609
Diamond CLO Ltd.
2021-1A A2R, 2.63% (3 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 04/25/29◊,3	73,676	73,648
Treman Park CLO Ltd.
2015-1A COM, due 10/20/28[3,8]	162,950	25,355
Halcyon Loan Advisors Funding Ltd.
2017-3A A1R, 1.94% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27◊,3	13,779	13,771

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[7,8]	$600,000	$127
Total Collateralized Loan Obligations		18,820,733

Transport-Aircraft - 2.0%
Lunar Structured Aircraft Portfolio Notes
2021-1, 2.64% due 10/15/46[3]	452,782	412,110
AASET Trust
2021-1A, 2.95% due 11/16/41[3]	454,668	380,381
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[3]	395,592	349,625
WAVE LLC
2019-1, 3.60% due 09/15/44[3]	421,958	343,698
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[3]	391,269	342,141
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[3]	332,635	296,026
Sprite Ltd.
2021-1, 3.75% due 11/15/46[3]	236,743	214,133
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[3]	240,327	213,950
Raspro Trust
2005-1A, 1.99% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,†††,3	196,989	187,598
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[3]	143,925	133,538
Total Transport-Aircraft		2,873,200

Whole Business - 1.8%
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[3]	982,500	882,716
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[3]	495,000	462,104
Wingstop Funding LLC
2022-1A, 3.73% due 03/05/52[3]	500,000	445,389
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[3]	495,000	423,838
ServiceMaster Funding LLC
2020-1, 3.34% due 01/30/51[3]	246,875	206,183
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[3]	95,000	94,385
Total Whole Business		2,514,615

Net Lease - 1.6%
STORE Master Funding I-VII
2016-1A, 3.96% due 10/20/46[3]	1,112,795	1,054,069
Capital Automotive REIT
2021-1A, 2.76% due 08/15/51[3]	499,896	404,734
CMFT Net Lease Master Issuer LLC
2021-1, 3.44% due 07/20/51[3]	400,000	339,795
CARS-DB4, LP
2020-1A, 3.81% due 02/15/50[3]	248,698	226,727
CF Hippolyta Issuer LLC
2020-1, 2.28% due 07/15/60[3]	230,126	206,428
Total Net Lease		2,231,753

Collateralized Debt Obligations - 1.4%
Anchorage Credit Funding Ltd.
2021-13A A1, 2.88% due 07/27/39[3]	1,000,000	875,592
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[3]	750,000	655,681
Anchorage Credit Funding 3 Ltd.
2021-3A A1R, 2.87% due 01/28/39[3]	500,000	443,299
Total Collateralized Debt Obligations		1,974,572

Financial - 1.0%
Madison Avenue Secured Funding Trust Series
2021-1, 2.47% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 01/17/23◊,†††,3	450,000	450,000
Oxford Finance Funding
2020-1A, 3.10% due 02/15/28[3]	367,329	363,979
KKR Core Holding Company LLC
4.00% due 08/12/31†††	211,867	187,133
Nassau LLC
2019-1, 3.98% due 08/15/34[3]	177,187	171,877
Lightning A
5.50% due 03/01/37†††	116,000	116,000
Thunderbird A
5.50% due 03/01/37†††	116,000	116,000
Total Financial		1,404,989

Infrastructure - 0.2%
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[3]	250,000	226,635

Transport-Container - 0.1%
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[3]	202,917	190,183
Total Asset-Backed Securities
(Cost $32,123,159)		30,236,680

U.S. GOVERNMENT SECURITIES†† - 17.3%
U.S. Treasury Notes
2.88% due 05/15/32[9]	13,510,000	13,358,013
2.63% due 05/31/27[9]	1,710,000	1,677,670
U.S. Treasury Bonds
2.00% due 08/15/51[9]	4,500,000	3,477,832
1.88% due 11/15/51	2,250,000	1,688,203
due 02/15/52[10,11]	3,180,000	1,275,097
due 02/15/46[10,11]	2,455,000	1,083,225
due 05/15/44[10,11]	2,145,000	995,394
1.88% due 02/15/51	600,000	450,070
due 11/15/44[10,11]	490,000	223,015
Total U.S. Government Securities
(Cost $26,009,832)		24,228,519

38 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 12.1%
Residential Mortgage-Backed Securities - 7.8%
Starwood Mortgage Residential Trust
2020-1, 2.41% (WAC) due 02/25/50◊,3	$924,890	$895,893
PRPM LLC
2022-1, 3.72% due 02/25/27[3,12]	466,031	447,730
2021-5, 1.79% due 06/25/26[3,12]	436,335	408,333
Legacy Mortgage Asset Trust
2021-GS5, 2.25% due 07/25/67[3,12]	443,501	413,210
2021-GS3, 1.75% due 07/25/61[3,12]	436,999	401,941
Ameriquest Mortgage Securities Trust
2006-M3, 1.78% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36◊	2,111,300	753,163
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 1.74% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36◊	1,263,081	726,160
FKRT
2.21% due 11/30/58†††,7	750,000	718,285
Securitized Asset-Backed Receivables LLC Trust 2007-BR2
2007-BR2, 1.80% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 02/25/37◊,3	678,527	572,479
Home Equity Loan Trust
2007-FRE1, 1.81% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37◊	583,682	546,475
CSMC Trust
2020-RPL5, 3.02% (WAC) due 08/25/60◊,3	531,705	512,862
Towd Point Revolving Trust
4.83% due 09/25/64[7]	500,000	483,957
BRAVO Residential Funding Trust
2022-R1, 3.13% due 01/29/70[3,12]	492,140	444,903
First Franklin Mortgage Loan Trust
2006-FF16, 2.04% (1 Month USD LIBOR + 0.42%, Rate Floor: 0.42%) due 12/25/36◊	913,929	441,792
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[3,12]	463,205	435,165
Credit Suisse Mortgage Capital Certificates
2021-RPL9, 2.44% (WAC) due 02/25/61◊,3	466,470	434,222
LSTAR Securities Investment Ltd.
2021-1, 2.86% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26◊,7	243,471	237,339
2021-2, 2.76% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26◊,7	200,201	196,508
NovaStar Mortgage Funding Trust Series
2007-2, 1.82% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37◊	439,882	423,678
Master Asset-Backed Securities Trust
2006-WMC4, 1.77% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 10/25/36◊	1,146,501	402,596
HarborView Mortgage Loan Trust
2006-14, 1.91% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 01/25/47◊	357,330	315,925
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[13]	1,827,336	274,009
Imperial Fund Mortgage Trust
2022-NQM2, 4.20% (WAC) due 03/25/67◊,3	193,663	183,207
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.32% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46◊	212,441	175,763
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	45,593	44,206
Morgan Stanley Re-REMIC Trust
2010-R5, 2.55% due 06/26/36[3]	41,344	37,379
Total Residential Mortgage-Backed Securities		10,927,180

Commercial MORTGAGE-BACKED Securities - 1.5%
BX Commercial Mortgage Trust
2022-LP2, 3.30% (1 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 02/15/39◊,3	466,913	434,268
2021-VOLT, 3.32% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/15/36◊,3	350,000	326,040
GS Mortgage Securities Trust
2020-GC45, 0.79% (WAC) due 02/13/53◊,13	9,960,717	362,883
Extended Stay America Trust
2021-ESH, 3.58% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/15/38◊,3	248,471	239,736
Life Mortgage Trust
2021-BMR, 3.67% (1 Month USD LIBOR + 2.35%, Rate Floor: 2.35%) due 03/15/38◊,3	245,743	228,786
CFCRE Commercial Mortgage Trust
2016-C3, 1.15% (WAC) due 01/10/48◊,13	5,480,071	158,260
Citigroup Commercial Mortgage Trust
2016-GC37, 1.84% (WAC) due 04/10/49◊,13	3,087,933	151,023
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.59% (WAC) due 01/15/59◊,13	3,715,904	143,540
2015-NXS1, 2.63% due 05/15/48	5,823	5,817
COMM Mortgage Trust
2015-CR26, 1.06% (WAC) due 10/10/48◊,13	5,900,783	136,648
Total Commercial Mortgage-Backed Securities		2,187,001

Government Agency - 1.5%
Fannie Mae
3.83% due 05/01/49	1,000,000	952,102
2.41% due 12/01/41	1,000,000	782,214

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
Fannie Mae-Aces
1.56% (WAC) due 03/25/35◊,13	$2,960,589	$347,883
Total Government Agency		2,082,199

Military Housing - 1.3%
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52†††,3	928,842	951,077
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 4.49% (WAC) due 11/25/55◊,3	923,343	906,209
Total Military Housing		1,857,286

Total Collateralized Mortgage Obligations
(Cost $18,772,992)		17,053,666

SENIOR FLOATING RATE INTERESTS††,◊ - 6.2%
Consumer, Cyclical - 1.2%
MB2 Dental Solutions LLC
7.24% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	327,785	322,780
7.43% ((3 Month USD LIBOR + 6.00%) and (Commercial Prime Lending Rate + 5.00%), Rate Floor: 7.00%) due 01/29/27†††	117,203	115,413
7.49% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	102,103	100,545
BGIS (BIFM CA Buyer, Inc.)
5.07% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26†††	293,322	269,123
Zephyr Bidco Ltd.
5.97% (1 Month GBP SONIA + 4.75%, Rate Floor: 5.44%) due 07/23/25	GBP 200,000	211,898
CNT Holdings I Corp.
4.69% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 11/08/27	197,500	187,090
Mavis Tire Express Services TopCo Corp.
5.75% (1 Month Term SOFR + 4.00%, Rate Floor: 5.75%) due 05/04/28	198,071	182,721
Pacific Bells, LLC
6.79% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	149,258	137,690
SP PF Buyer LLC
6.17% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	147,710	124,815
New Trojan Parent, Inc.
4.75% ((1 Month USD LIBOR + 3.25%) and (3 Month USD LIBOR + 3.25%), Rate Floor: 3.75%) due 01/06/28	99,000	88,028
Total Consumer, Cyclical		1,740,103

Financial - 1.1%
Citadel Securities, LP
4.14% (1 Month Term SOFR + 2.50%, Rate Floor: 3.50%) due 02/02/28	445,500	427,542
Jane Street Group LLC
4.42% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/26/28	295,500	283,458
Higginbotham Insurance Agency, Inc.
7.17% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.25%) due 11/25/26†††	211,224	$208,905
Trans Union LLC
3.92% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 12/01/28	173,194	164,787
HighTower Holding LLC
5.10% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	149,250	138,305
USI, Inc.
5.50% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 12/02/26†††	147,362	135,941
AmWINS Group, Inc.
3.92% (1 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 02/21/28	98,501	92,878
Duff & Phelps
5.28% (1 Month SOFR + 3.75%, Rate Floor: 3.75%) due 04/09/27	98,496	91,971
Total Financial		1,543,787

Industrial - 1.1%
Charter Next Generation, Inc.
5.42% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/01/27	395,000	370,972
Mileage Plus Holdings LLC
7.31% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	250,000	246,500
American Bath Group LLC
5.42% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 11/23/27	257,434	225,363
Berry Global, Inc.
3.00% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/01/26	134,041	129,219
TransDigm, Inc.
3.92% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 12/09/25	127,387	120,522
TK Elevator Midco GmbH
4.02% (6 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/30/27	127,413	119,052
Anchor Packaging LLC
5.67% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 07/20/26	98,228	93,071
Service Logic Acquisition, Inc.
5.24% ((1 Month USD LIBOR + 4.00%) and (3 Month USD LIBOR + 4.00%), Rate Floor: 4.75%) due 10/29/27	94,056	89,235
Air Canada
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28	94,954	87,358
Total Industrial		1,481,292

Consumer, Non-cyclical - 1.0%
Del Monte Foods, Inc.
5.68% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 05/16/29	250,000	235,000

40 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value
Energizer Holdings, Inc.
3.88% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 12/22/27	$246,875	$233,761
Quirch Foods Holdings LLC
6.82% (3 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 10/27/27†††	198,489	187,572
HAH Group Holding Co. LLC
7.21% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/29/27	148,175	141,137
Mission Veterinary Partners
5.67% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28	148,875	140,687
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	148,215	140,557
Sunshine Investments B.V.
4.19% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/28/25	97,980	95,530
Elanco Animal Health, Inc.
2.81% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	94,202	88,786
Avantor Funding, Inc.
3.92% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 11/08/27	91,311	87,587
National Mentor Holdings, Inc.
5.75% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.50%) due 03/02/28	94,379	81,435
Total Consumer, Non-cyclical		1,432,052

Technology - 0.9%
Datix Bidco Ltd.
6.19% (6 Month GBP LIBOR + 4.50%, Rate Floor: 5.19%) due 04/28/25†††	GBP 300,000	363,720
Planview Parent, Inc.
5.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	246,875	232,062
Peraton Corp.
5.42% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	242,403	227,122
Nielsen Finance LLC
3.19% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 10/04/23	210,946	209,463
Apttus Corp.
5.62% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28	99,250	92,799
Dun & Bradstreet
4.87% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/06/26	98,253	92,511
Total Technology		1,217,677

Communications - 0.4%
Authentic Brands
5.65% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 12/21/28	450,000	419,625
Syndigo LLC
5.82% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††	198,000	186,120
Total Communications		605,745

Basic Materials - 0.2%
Illuminate Buyer LLC
5.17% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27	234,353	216,025
GrafTech Finance, Inc.
4.67% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 02/12/25	65,693	63,517
Total Basic Materials		279,542

Utilities - 0.2%
Hamilton Projects Acquiror LLC
6.75% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/17/27	257,075	245,827

Energy - 0.1%
ITT Holdings LLC
4.42% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/10/28	97,265	92,888
Total Senior Floating Rate Interests
(Cost $9,157,194)		8,638,913

FEDERAL AGENCY BONDS†† - 1.5%
Tennessee Valley Authority
4.25% due 09/15/65	1,000,000	1,004,730
5.38% due 04/01/56	750,000	907,271
Tennessee Valley Authority Principal Strips
due 01/15/48[10,11]	500,000	165,940
Total Federal Agency Bonds
(Cost $2,557,255)		2,077,941

MUNICIPAL BONDS†† - 0.9%
New York - 0.3%
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50	300,000	243,505
Port Authority of New York & New Jersey Revenue Bonds
3.14% due 02/15/51	275,000	217,469
Total New York		460,974

Texas - 0.3%
City of San Antonio Texas Electric & Gas Systems Revenue Bonds
2.91% due 02/01/48	500,000	389,563

Illinois - 0.3%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	377,778	388,787
Total Municipal Bonds
(Cost $1,459,274)		1,239,324

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES E (TOTAL RETURN BOND SERIES)

	Contracts/ Notional Value	Value
LISTED OPTIONS PURCHASED† - 0.2%
Put Options on:
Equity Options
S&P 500 Index Expiring April 2023 with strike price of $4,000.00 (Notional Value $2,649,766)	7	$285,215
Total Listed Options Purchased
(Cost $166,619)		285,215

OTC OPTIONS PURCHASED†† - 0.0%
Call Options on:
Interest Rate Options
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	USD 40,900,000	818
Morgan Stanley Capital Services LLC 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40	USD 16,900,000	338
Goldman Sachs International 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	USD 14,200,000	18
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61	USD 4,500,000	5
Total OTC Options Purchased
(Cost $162,795)		1,179

Total Investments - 112.6%
(Cost $178,279,459)		$158,186,317

LISTED OPTIONS WRITTEN † - 0.00%
Call Options on:
Equity Options
Figs, Inc. Expiring December 2022 with strike price of $50.00 (Notional Value $1,822)	2	$—
Figs, Inc. Expiring December 2022 with strike price of $55.00 (Notional Value $911)	1	—
Total Listed Options Written
(Premiums received $3,216)		—

OTC INTEREST RATE SWAPTIONS WRITTEN††,14 - 0.0%
Put Swaptions on:
Interest Rate Swaptions
BNP Paribas 5-Year Interest Rate Swap Expiring July 2022 with exercise rate of 2.80%	USD 1,600,000	(5,416)
UBS AG 5-Year Interest Rate Swap Expiring September 2022 with exercise rate of 3.30%	USD 1,450,000	(7,511)
Total OTC Interest Rate Swaptions Written
(Premiums received $24,416)		$(12,927)
Other Assets & Liabilities, net - (12.6)%		(17,760,063)
Total Net Assets - 100.0%		$140,413,327

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation
Barclays Bank plc	GBP	Sell	488,000	594,157 USD	07/15/22	$6

42 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES E (TOTAL RETURN BOND SERIES)

OTC Interest Rate Swaptions Written

Counterparty/Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Put
BNP Paribas 5-Year Interest Rate Swap	Pay	SOFR	Annual	2.80%	07/06/22	2.80%	$1,600,000	$(5,416)
UBS AG 5-Year Interest Rate Swap	Pay	SOFR	Annual	3.30%	09/27/22	3.30%	1,450,000	(7,511)
								$(12,927)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at June 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Special Purpose Acquisition Company (SPAC).
[2]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $62,063,298 (cost $69,894,100), or 44.2% of total net assets.

[4]	Affiliated issuer.
[5]	Rate indicated is the 7-day yield as of June 30, 2022.
[6]	Perpetual maturity.
[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $2,407,102 (cost $2,743,662), or 1.7% of total net assets — See Note 9.

[8]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[9]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At June 30, 2022, the total market value of segregated or earmarked securities was $18,513,515 — See Note 11.

[10]	Zero coupon rate security.
[11]	Security is a principal-only strip.
[12]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at June 30, 2022. See table below for additional step information for each security.

[13]	Security is an interest-only strip.
[14]	Swaptions — See additional disclosure in the swaptions table above for more information on swaptions.
BofA — Bank of America
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES E (TOTAL RETURN BOND SERIES)

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,250,758	$—	$—	$2,250,758
Preferred Stocks	—	7,051,957	—	7,051,957
Warrants	8,723	—	—	8,723
Mutual Funds	6,043,859	—	—	6,043,859
Money Market Funds	2,413,689	—	—	2,413,689
Corporate Bonds	—	54,524,717	2,131,177	56,655,894
Asset-Backed Securities	—	28,929,711	1,306,969	30,236,680
U.S. Government Securities	—	24,228,519	—	24,228,519
Collateralized Mortgage Obligations	—	15,384,304	1,669,362	17,053,666
Senior Floating Rate Interests	—	6,748,794	1,890,119	8,638,913
Federal Agency Bonds	—	2,077,941	—	2,077,941
Municipal Bonds	—	1,239,324	—	1,239,324
Options Purchased	285,215	1,179	—	286,394
Forward Foreign Currency Exchange Contracts**	—	6	—	6
Total Assets	$11,002,244	$140,186,452	$6,997,627	$158,186,323

Investments in Securities (Liabilities)	Level 1 Quoted Prices		Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options Written	$—	*	$—	$—	$—
Interest Rate Swaptions Written	—		12,927	—	12,927
Unfunded Loan Commitments (Note 8)	—		—	1,976	1,976
Total Liabilities	$—		$12,927	$1,976	$14,903

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $18,089,639 are categorized as Level 2 within the disclosure hierarchy — See Note 11.

44 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES E (TOTAL RETURN BOND SERIES)

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at June 20, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$450,000	Third Party Pricing	Broker Quote	—	—
Asset-Backed Securities	250,238	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	232,000	Model Price	Purchase Price	—	—
Asset-Backed Securities	187,598	Option adjusted spread off third party pricing	Trade Price	—	—
Asset-Backed Securities	187,133	Yield Analysis	Yield	6.1%	—
Collateralized Mortgage Obligations	951,077	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	718,285	Yield Analysis	Yield	5.8%	—
Corporate Bonds	1,528,050	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Corporate Bonds	603,127	Third Party Pricing	Vendor Price	—	—
Senior Floating Rate Interests	1,111,363	Yield Analysis	Yield	7.4%-9%	8.3%
Senior Floating Rate Interests	778,756	Third Party Pricing	Broker Quote	—	—
Total Assets	$6,997,627
Liabilities:
Unfunded Loan Commitments	$1,976	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote or yield would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, yield, market comparable yields, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfer between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended June 30, 2022, the Fund had securities with a total value of $855,064 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $1,415,069 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
SERIES E (TOTAL RETURN BOND SERIES)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level3 assets for which significant unobservable inputs were used to determine fair value for the period ended June 30, 2022:

	Assets					Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$357,878	$2,953,298	$2,552,806	$1,609,782	$7,473,764	$(4,803)
Purchases/(Receipts)	529,138	—	—	483,570	1,012,708	381
(Sales, maturities and paydowns)/Fundings	(8,133)	(11,967)	—	(5,723)	(25,823)	994
Amortization of premiums/discounts	30	(3,210)	—	1,823	(1,357)	(1,227)
Total realized gains (losses) included in earnings	—	—	—	5	5	277
Total change in unrealized appreciation (depreciation) included in earnings	(21,944)	(362,550)	(421,629)	(95,542)	(901,665)	2,402
Transfers into Level 3	450,000	—	—	405,064	855,064	—
Transfers out of Level 3	—	(906,209)	—	(508,860)	(1,415,069)	—
Ending Balance	$1,306,969	$1,669,362	$2,131,177	$1,890,119	$6,997,627	$(1,976)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at June 30, 2022	$(21,944)	$(181,247)	$(421,629)	$(62,763)	$(687,583)	$2,032

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/29/25	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/26/24	5.75%	05/26/25
Legacy Mortgage Asset Trust 2021-GS5, 2.25% due 07/25/67	5.25%	11/26/24	6.25%	11/26/25
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/26/24	6.12%	06/26/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/26/24	5.79%	06/26/25

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended June 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/22	Shares 06/30/22	Investment Income
Mutual Funds
Guggenheim Total Return Bond Fund — R6-Class	$6,967,697	$103,938	$—	$—	$(1,027,776)	$6,043,859	247,801	$104,815

46 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $171,684,013)	$152,142,458
Investments in affiliated issuers, at value (cost $6,595,446)	6,043,859
Unrealized appreciation on forward foreign currency exchange contracts	6
Prepaid expenses	1,422
Receivables:
Interest	969,506
Securities sold	125,840
Fund shares sold	49,313
Dividends	19,856
Foreign tax reclaims	1,517
Total assets	159,353,777

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $4,055)	1,976
Reverse repurchase agreements	18,089,639
Option written, at value (proceeds $27,632)	12,927
Overdraft due to custodian	9,765
Segregated cash due to broker	153,357
Payable for:
Fund shares redeemed	419,968
Securities purchased	116,544
Management fees	38,202
Distribution and service fees	29,381
Fund accounting/administration fees	9,594
Trustees’ fees*	4,511
Transfer agent/maintenance fees	2,121
Miscellaneous	52,465
Total liabilities	18,940,450
Commitments and contingent liabilities (Note 12)	—
Net assets	$140,413,327

Net assets consist of:
Paid in capital	$155,934,969
Total distributable earnings (loss)	(15,521,642)
Net assets	$140,413,327
Capital shares outstanding	9,427,504
Net asset value per share	$14.89

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$91,148
Dividends from securities of affiliated issuers	104,815
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $802)	2,853,108
Total investment income	3,049,071

Expenses:
Management fees	308,632
Distribution and service fees	197,841
Transfer agent/maintenance fees	12,565
Fund accounting/administration fees	56,062
Professional fees	27,205
Interest expense	18,867
Trustees’ fees*	8,115
Custodian fees	6,969
Line of credit fees	4,876
Miscellaneous	8,207
Total expenses	649,339
Less:
Expenses waived by Adviser	(25,246)
Earnings credits applied	(273)
Total waived expenses	(25,519)
Net expenses	623,820
Net investment income	2,425,251

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,305,974)
Investments sold short	292
Swap agreements	(368,839)
Forward foreign currency exchange contracts	93,711
Foreign currency transactions	(810)
Net realized loss	(1,581,620)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(23,372,497)
Investments in affiliated issuers	(1,027,776)
Swap agreements	146,804
Options purchased	(12,740)
Options written	12,109
Forward foreign currency exchange contracts	(26,366)
Foreign currency translations	(144)
Net change in unrealized appreciation (depreciation)	(24,280,610)
Net realized and unrealized loss	(25,862,230)
Net decrease in net assets resulting from operations	$(23,436,979)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 47

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,425,251	$4,295,792
Net realized gain (loss) on investments	(1,581,620)	2,645,106
Net change in unrealized appreciation (depreciation) on investments	(24,280,610)	(7,755,610)
Net decrease in net assets resulting from operations	(23,436,979)	(814,712)

Distributions to shareholders	—	(7,668,530)

Capital share transactions:
Proceeds from sale of shares	15,937,672	44,222,719
Distributions reinvested	—	7,668,530
Cost of shares redeemed	(26,290,037)	(46,308,753)
Net increase (decrease) from capital share transactions	(10,352,365)	5,582,496
Net decrease in net assets	(33,789,344)	(2,900,746)

Net assets:
Beginning of period	174,202,671	177,103,417
End of period	$140,413,327	$174,202,671

Capital share activity:
Shares sold	980,619	2,514,664
Shares issued from reinvestment of distributions	—	441,990
Shares redeemed	(1,664,867)	(2,633,591)
Net increase (decrease) in shares	(684,248)	323,063

48 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2022[a]	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$17.23	$18.09	$16.13	$15.85	$16.40	$16.05
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.44	.39	.38	.46	.61
Net gain (loss) on investments (realized and unrealized)	(2.58)	(.51)	1.88	.34	(.29)	.45
Total from investment operations	(2.34)	(.07)	2.27	.72	.17	1.06
Less distributions from:
Net investment income	—	(.30)	(.31)	(.44)	(.72)	(.71)
Net realized gains	—	(.49)	—	—	—	—
Total distributions	—	(.79)	(.31)	(.44)	(.72)	(.71)
Net asset value, end of period	$14.89	$17.23	$18.09	$16.13	$15.85	$16.40

Total Return[c]	(13.58%)	(0.43%)	14.21%	4.49%	1.14%	6.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$140,413	$174,203	$177,103	$128,209	$122,850	$130,499
Ratios to average net assets:
Net investment income (loss)	3.06%	2.51%	2.27%	2.33%	2.85%	3.76%
Total expenses[d]	0.82%	0.85%	0.88%	0.94%	0.92%	0.99%
Net expenses[e,f,g]	0.79%	0.78%	0.78%	0.78%	0.78%	0.81%
Portfolio turnover rate	24%	84%	123%	54%	30%	76%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
—	—	—	—	0.00%*	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.76%	0.78%	0.77%	0.77%	0.77%	0.77%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

SERIES F (FLOATING RATE STRATEGIES SERIES)

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 24, 2013

Ten Largest Holdings (% of Total Net Assets)
SPDR Blackstone Senior Loan ETF	1.8%
SBA Senior Finance II LLC, 3.42%	1.1%
1011778 BC Unlimited Liability Co., 3.42%	1.1%
Hilton Worldwide Finance LLC, 3.37%	1.0%
Aramark Services, Inc., 3.42%	1.0%
Agiliti, 3.81%	1.0%
Go Daddy Operating Company LLC, 3.42%	1.0%
Beacon Roofing Supply, Inc., 3.92%	1.0%
Genesee & Wyoming, Inc., 4.25%	1.0%
Quikrete Holdings, Inc., 4.67%	1.0%
Top Ten Total	11.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

50 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2022

Average Annual Returns*,†

Periods Ended June 30, 2022

	6 Month‡	1 Year	5 Year	Since Inception (04/24/13)
Series F (Floating Rate Strategies Series)	(5.00%)	(4.00%)	1.17%	2.31%
Credit Suisse Leveraged Loan Index	(4.45%)	(2.68%)	2.97%	3.40%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
BBB	8.7%
BB	34.9%
B	45.1%
CCC	1.0%
Other Instruments	10.3%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.
[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Shares	Value
COMMON STOCKS††† - 0.1%

Industrial - 0.1%
BP Holdco LLC*,1	11,609	$8,184
Vector Phoenix Holdings, LP*	11,609	3,193
API Heat Transfer Parent LLC*	292,731	29
Total Industrial		11,406

Total Common Stocks
(Cost $88,565)		11,406

PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
API Heat Transfer Intermediate *	36	—
Total Preferred Stocks
(Cost $28,949)		—

EXCHANGE-TRADED FUNDS† - 1.8%
SPDR Blackstone Senior Loan ETF	20,200	841,128
Total Exchange-Traded Funds
(Cost $901,253)		841,128

MONEY MARKET FUND† - 8.7%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 0.97%[2]	4,050,016	4,050,016
Total Money Market Fund
(Cost $4,050,016)		4,050,016

	Face Amount~
SENIOR FLOATING RATE INTERESTS††,◊ - 91.8%
Industrial - 22.4%
Beacon Roofing Supply, Inc.
3.92% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/19/28	495,000	471,384
Genesee & Wyoming, Inc.
4.25% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 12/30/26	491,471	471,016
Quikrete Holdings, Inc.
4.67% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/12/28	500,000	470,625
Gardner Denver, Inc.
3.38% (1 Month Term SOFR + 1.75%, Rate Floor: 2.75%) due 03/01/27	488,750	466,756
TransDigm, Inc.
3.92% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25	487,510	462,242
TricorBraun Holdings, Inc.
4.92% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	496,552	460,642
Reynolds Group Holdings, Inc.
4.92% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/05/26	492,500	458,335
Brown Group Holding LLC
4.17% (1 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 06/07/28	482,968	457,313

Arcline FM Holdings LLC
7.63% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28†††	481,363	451,277
PECF USS Intermediate Holding III Corp.
5.92% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/15/28	468,436	421,592
Cushman & Wakefield US Borrower LLC
4.42% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 08/21/25	442,085	415,229
Filtration Group Corp.
4.67% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25	430,516	406,915
Hunter Douglas, Inc.
4.84% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 02/26/29	450,000	386,159
Park River Holdings, Inc.
4.22% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 12/28/27	447,737	364,346
LTI Holdings, Inc.
5.17% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/08/25	388,929	360,731
Engineered Machinery Holdings, Inc.
6.00% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 05/19/28	348,250	326,268
WP CPP Holdings LLC
4.99% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/30/25	372,522	307,066
STS Operating, Inc. (SunSource)
5.92% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	299,479	284,131
Charter Next Generation, Inc.
5.42% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/01/27	281,611	264,481
BWAY Holding Co.
4.31% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	252,115	236,620
Pelican Products, Inc.
6.50% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/29/28	249,373	231,917
Aegion Corp.
6.27% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28†††	249,372	227,552
Ring Container Technologies Group LLC
4.27% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 08/14/28	224,436	212,653
DG Investment Intermediate Holdings 2, Inc.
5.42% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/31/28	198,007	184,580
Pro Mach Group, Inc.
5.67% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/31/28	189,559	178,422
Titan Acquisition Ltd. (Husky)
5.88% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	191,499	175,182
American Bath Group LLC
5.42% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 11/23/27	199,021	174,227

52 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
Mileage Plus Holdings LLC
7.31% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	150,500	$148,393
Berlin Packaging LLC
4.89% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.25%) due 03/13/28	148,875	138,205
Griffon Corporation
4.36% (1 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 01/24/29	124,500	118,639
Protective Industrial Products, Inc.
5.67% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/29/27	99,748	95,259
CPG International LLC
4.09% (6 Month Term SOFR + 2.50%, Rate Floor: 3.00%) due 04/28/29†††	100,000	92,500
USIC Holding, Inc.
5.17% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 05/12/28	99,250	92,104
TK Elevator Midco GmbH
4.02% (6 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/30/27	98,509	92,045
Air Canada
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28	100,000	92,000
API Heat Transfer
12.00% (3 Month USD LIBOR + 11.00%, Rate Floor: 1.00%) due 01/01/24†††	207,406	62,222
12.00% (3 Month USD LIBOR 0.00, Rate Floor: 0.00%) (in-kind rate was 12.00%) due 10/02/23†††,3	37,003	27,753
United Airlines, Inc.
5.39% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/28	80,220	74,354
Osmose Utility Services, Inc.
due 06/23/28	12,978	11,526
Total Industrial		10,372,661

Consumer, Non-cyclical - 20.5%
Aramark Services, Inc.
3.42% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/11/25	500,000	478,875
Agiliti
3.81% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/04/26†††	497,429	476,288
Electron BidCo, Inc.
4.67% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.76%) due 11/01/28	498,750	465,977
KDC US Holdings, Inc.
5.42% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 12/22/25	497,429	463,853
Medline Borrower LP
4.92% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 10/23/28	498,750	461,733
Froneri US, Inc.
3.92% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/29/27	490,000	449,781
Elanco Animal Health, Inc.
2.81% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 08/02/27	471,012	443,929
Bombardier Recreational Products, Inc.
3.67% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 05/24/27	479,474	441,514
Grifols Worldwide Operations USA, Inc.
3.67% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 11/15/27	465,476	438,888
VC GB Holdings I Corp.
6.38% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 07/21/28	497,500	433,138
Hostess Brands LLC
3.60% ((1 Month USD LIBOR + 2.25%) and (3 Month USD LIBOR + 2.25%), Rate Floor: 3.00%) due 08/04/25	446,556	426,939
US Foods, Inc.
3.57% (3 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 09/14/26	437,625	411,643
Medical Solutions Parent Holdings, Inc.
6.38% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 11/01/28	418,950	392,032
National Mentor Holdings, Inc.
5.75% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.50%) due 03/02/28	427,462	368,840
6.01% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28	17,906	15,451
Resonetics LLC
5.24% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/28/28	400,000	378,500
Triton Water Holdings, Inc.
5.75% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 03/31/28	396,000	349,189
Hearthside Group Holdings LLC
5.35% (1 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25	380,308	340,295
Perrigo Investments LLC
3.65% (1 Month Term SOFR + 2.50%, Rate Floor: 3.00%) due 04/20/29	250,000	240,000
Del Monte Foods, Inc.
5.68% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 05/16/29	250,000	235,000
Mission Veterinary Partners
5.67% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28	248,125	234,478
Energizer Holdings, Inc.
3.88% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.75%) due 12/22/27	247,621	234,468
Reynolds Consumer Products LLC
3.42% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 02/04/27	221,763	212,666
Dermatology Intermediate Holdings III, Inc.
5.33% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 04/02/29†††	202,205	188,050
5.34% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 04/02/29†††	5,972	5,554

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
Sigma Holding BV (Flora Food)
3.35% (6 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 07/02/25	240,000	$191,100
Osmosis Holdings Australia II Pty Ltd.
4.84% (1 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 07/30/28	100,000	90,875
due 07/31/28	81,481	73,877
Aveanna Healthcare LLC
5.35% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 07/17/28	161,047	141,118
Pearl Intermediate Parent LLC
5.17% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 02/14/25	148,852	140,044
Kronos Acquisition Holdings, Inc.
5.42% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	147,750	133,788
Weber-Stephen Products LLC
4.92% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 10/29/27	99,692	90,221
Endo Luxembourg Finance Company I SARL
6.69% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 03/27/28	98,750	75,287
Total Consumer, Non-cyclical		9,523,391

Consumer, Cyclical - 14.7%
1011778 BC Unlimited Liability Co.
3.42% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/19/26	540,230	514,704
Hilton Worldwide Finance LLC
3.37% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 06/22/26	500,000	479,665
Go Daddy Operating Company LLC
3.42% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 02/15/24	489,660	472,434
Station Casinos LLC
3.92% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.50%) due 02/08/27	496,148	465,689
Prime Security Services Borrower LLC
3.56% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.50%) due 09/23/26	498,741	464,557
PCI Gaming Authority, Inc.
4.17% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 05/29/26	473,016	451,796
Stars Group (Amaya)
4.50% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/21/26	446,625	423,896
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.00%) due 10/20/28	448,875	423,065
First Brands Group LLC
6.29% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	445,749	421,678
Wyndham Hotels & Resorts, Inc.
3.42% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 05/30/25	365,240	352,197
PetSmart LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	347,375	326,011
IBC Capital Ltd.
5.78% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	334,168	300,474
Congruex Group LLC
7.01% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 05/03/29	250,000	239,375
Galaxy US Opco, Inc.
6.28% (1 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 04/30/29	250,000	234,063
Thevelia US LLC
4.50% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/09/29	250,000	231,875
Scientific Games Holdings, LP
4.18% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 04/04/29	250,000	230,938
Eagle Parent Corp.
6.30% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 04/02/29	224,438	214,713
Mavis Tire Express Services TopCo Corp.
5.75% (1 Month Term SOFR + 4.00%, Rate Floor: 5.75%) due 05/04/28	148,553	137,040
Michaels Stores, Inc.
6.50% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 04/14/28	161,850	132,897
WIRB - Copernicus Group, Inc.
5.01% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 01/08/27	99,494	94,022
Rent-A-Center, Inc.
4.94% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 02/17/28	98,750	88,567
WW International, Inc.
5.17% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 04/13/28	94,500	73,237
EG Finco Ltd.
6.25% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	37,477	35,134
Total Consumer, Cyclical		6,808,027

Communications - 10.2%
SBA Senior Finance II LLC
3.42% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/11/25	547,150	526,255
CSC Holdings LLC
3.57% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/17/25	501,719	465,595
Level 3 Financing, Inc.
3.42% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 03/01/27	500,000	462,085
SFR Group S.A.
4.73% (3 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 02/02/26	473,919	430,081
Playtika Holding Corp.
4.42% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/13/28	445,489	419,040

54 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
Virgin Media Bristol LLC
3.82% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 01/31/28	415,406	$388,172
Ziggo Financing Partnership
3.82% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/28/28	400,000	372,124
Zayo Group Holdings, Inc.
4.67% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/09/27	401,527	369,047
McGraw Hill LLC
5.55% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28	347,375	313,794
Xplornet Communications, Inc.
5.67% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 10/02/28	297,750	271,164
Internet Brands, Inc.
5.42% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/13/24	243,496	228,735
Altice US Finance I Corp.
3.57% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/15/26	193,500	179,593
Authentic Brands
4.92% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/27/24	160,683	153,734
Cengage Learning Acquisitions, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 07/14/26	148,875	133,918
Total Communications		4,713,337

Technology - 10.1%
Emerald TopCo, Inc. (Press Ganey)
4.74% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	503,120	469,914
Boxer Parent Company, Inc.
5.42% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	466,147	433,130
Athenahealth Group, Inc.
5.01% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 02/15/29	427,536	392,534
WEX, Inc.
3.92% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 03/31/28	395,000	378,955
RealPage, Inc.
4.67% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 04/24/28	398,000	366,988
Conair Holdings LLC
6.00% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 05/17/28	328,423	273,685
Peraton Corp.
5.42% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	290,884	272,546
Imprivata, Inc.
5.78% (1 Month SOFR + 4.25%, Rate Floor: 4.25%) due 12/01/27	250,000	242,292
Entegris, Inc.
3.00% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/02/29	250,000	241,250
Wrench Group LLC
6.25% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/30/26	249,357	236,266
Informatica LLC
4.44% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 10/27/28	249,375	236,128
Ascend Learning LLC
5.17% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 12/11/28	248,750	229,161
Project Ruby Ultimate Parent Corp.
4.92% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/10/28	197,500	184,724
Polaris Newco LLC
5.67% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/02/28	163,185	150,363
Sabre GLBL, Inc.
5.17% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 12/17/27	148,500	138,570
Atlas CC Acquisition Corp.
5.82% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	148,500	136,899
TIBCO Software, Inc.
5.42% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/30/26	135,240	132,282
CDK Global, Inc.
due 06/09/29	100,000	94,263
CoreLogic, Inc.
5.19% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 06/02/28	99,250	82,278
Total Technology		4,692,228

Financial - 9.8%
HUB International Ltd.
4.21% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.15%) due 04/25/25	484,848	458,133
4.35% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 04/25/25	99,244	93,933
Alliant Holdings Intermediate LLC
4.92% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25	496,124	466,004
AmWINS Group, Inc.
3.92% (1 Month USD LIBOR + 2.25%, Rate Floor: 3.00%) due 02/21/28	493,247	465,093
NFP Corp.
4.92% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27	482,971	445,299
Trans Union LLC
3.42% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 11/13/26	441,731	415,965
FleetCor Technologies Operating Company LLC
3.42% (1 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 04/28/28	396,995	381,199
Virtu Financial
4.43% (1 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 01/13/29	400,000	378,168

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount~	Value
Teneo Holdings LLC
6.85% (1 Month Term SOFR + 5.25%, Rate Floor: 6.25%) due 07/11/25	385,000	$357,407
Citadel Securities, LP
4.14% (1 Month Term SOFR + 2.50%, Rate Floor: 3.50%) due 02/02/28	247,500	237,523
Aretec Group, Inc.
5.92% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	241,250	228,435
Franchise Group, Inc.
6.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	203,861	185,345
AmeriLife Holdings LLC
5.67% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 03/18/27	189,518	180,931
Blackstone Mortgage Trust, Inc.
5.03% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 05/09/29	100,000	96,250
Duff & Phelps
5.28% (1 Month SOFR + 3.75%, Rate Floor: 3.75%) due 04/09/27	100,000	93,375
Jane Street Group LLC
4.42% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 01/26/28	79,185	75,958
Total Financial		4,559,018

Basic Materials - 3.3%
Messer Industries USA, Inc.
4.76% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 03/02/26	490,092	466,812
Diamond BC BV
3.99% (3 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 09/29/28	497,500	458,322
CTEC III GmbH
3.75% (2 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/16/29	EUR 400,000	380,513
INEOS Ltd.
4.42% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 01/29/26	148,500	139,822
W.R. Grace Holdings LLC
6.06% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 09/22/28	99,500	94,177
Total Basic Materials		1,539,646

Utilities - 0.8%
TerraForm Power Operating LLC
4.16% (3 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 05/21/29	300,000	292,125
Granite Generation LLC
5.51% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.75%) due 11/09/26	89,644	82,136
Total Utilities		374,261

Total Senior Floating Rate Interests
(Cost $45,690,181)		42,582,569

Total Investments - 102.4%
(Cost $50,758,964)		$47,485,119
Other Assets & Liabilities, net - (2.4)%		(1,093,300)
Total Net Assets - 100.0%		$46,391,819

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Depreciation
Barclays Bank plc	EUR	Sell	380,000	398,068 USD	07/15/22	$(402)

56 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at June 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of June 30, 2022.
[3]	Payment-in-kind security.
EUR — Euro
EURIBOR — European Interbank Offered Rate
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$—	$—	$11,406		$11,406
Preferred Stocks	—	—	—	*	—
Exchange-Traded Funds	841,128	—	—		841,128
Money Market Fund	4,050,016	—	—		4,050,016
Senior Floating Rate Interests	—	41,051,373	1,531,196		42,582,569
Total Assets	$4,891,144	$41,051,373	$1,542,602		$47,485,119

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$402	$—	$402
Unfunded Loan Commitments (Note 8)	—	—	20,256	20,256
Total Liabilities	$—	$402	$20,256	$20,658

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at June 30, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$11,377	Enterprise Value	Valuation Multiple	2.6x-8.6x	4.3x
Common Stocks	29	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	1,531,196	Third Party Pricing	Broker Quote	—	—
Total Assets	$1,542,602
Liabilities:
Unfunded Loan Commitments	$20,256	Model Price	Purchase price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfer between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended June 30, 2022, the Fund had securities with a total value of $451,277 transfer into Level 3 from Level 2 due to a lack of observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended June 30, 2022:

	Assets			Liabilities
	Senior Floating Rate Interests	Common Stocks	Total Assets	Unfunded Loans Commitments
Beginning Balance	$88,644	$11,406	$100,050	$(1,735)
Purchases/(Receipts)	1,066,100	—	1,066,100	1,465
(Sales, maturities and paydowns)/Fundings	(3,199)	—	(3,199)	156
Amortization of premiums/discounts	(9,722)	—	(9,722)	408
Total realized gains (losses) included in earnings	—	—	—	84
Total change in unrealized appreciation (depreciation) included in earnings	(61,904)	—	(61,904)	(20,634)
Transfers into Level 3	451,277	—	451,277	—
Ending Balance	$1,531,196	$11,406	$1,542,602	$(20,256)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at June 30, 2022	$(71,824)	$—	$(71,824)	$(19,380)

58 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
SERIES F (FLOATING RATE STRATEGIES SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended June 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/22	Shares 06/30/22
Common Stocks
BP Holdco LLC*	$8,184	$—	$—	$—	$—	$8,184	11,609

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 59

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $50,754,865)	$47,476,935
Investments in affiliated issuers, at value (cost $4,099)	8,184
Foreign currency, at value (cost 1,048)	1,048
Cash	98,230
Prepaid expenses	1,340
Receivables:
Securities sold	216,555
Interest	114,582
Total assets	47,916,874

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $588)	20,256
Unrealized depreciation on forward foreign currency exchange contracts	402
Payable for:
Securities purchased	1,217,860
Fund shares redeemed	211,746
Management fees	20,120
Distribution and service fees	9,410
Trustees’ fees*	4,973
Fund accounting/administration fees	2,559
Transfer agent/maintenance fees	2,079
Miscellaneous	35,650
Total liabilities	1,525,055
Commitments and contingent liabilities (Note 12)	—
Net assets	$46,391,819

Net assets consist of:
Paid in capital	$51,925,098
Total distributable earnings (loss)	(5,533,279)
Net assets	$46,391,819
Capital shares outstanding	2,001,362
Net asset value per share	$23.18

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2022

Investment Income:
Dividends	$18,462
Interest from securities of unaffiliated issuers	859,127
Total investment income	877,589

Expenses:
Management fees	155,776
Distribution and service fees	59,914
Transfer agent/maintenance fees	12,619
Professional fees	24,142
Fund accounting/administration fees	19,333
Custodian fees	7,752
Trustees’ fees*	7,372
Line of credit fees	6,475
Miscellaneous	7,521
Total expenses	300,904
Less:
Expenses waived by Adviser	(20,111)
Earnings credits applied	(122)
Total waived expenses	(20,233)
Net expenses	280,671
Net investment income	596,918

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(200,306)
Forward foreign currency exchange contracts	9,499
Foreign currency transactions	25,821
Net realized loss	(164,986)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,925,391)
Forward foreign currency exchange contracts	(402)
Foreign currency translations	(1)
Net change in unrealized appreciation (depreciation)	(2,925,794)
Net realized and unrealized loss	(3,090,780)
Net decrease in net assets resulting from operations	$(2,493,862)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$596,918	$1,070,948
Net realized loss on investments	(164,986)	(8,680)
Net change in unrealized appreciation (depreciation) on investments	(2,925,794)	17,167
Net increase (decrease) in net assets resulting from operations	(2,493,862)	1,079,435

Distributions to shareholders	—	(1,106,221)

Capital share transactions:
Proceeds from sale of shares	22,270,676	24,874,622
Distributions reinvested	—	1,106,221
Cost of shares redeemed	(24,153,487)	(16,189,276)
Net increase (decrease) from capital share transactions	(1,882,811)	9,791,567
Net increase (decrease) in net assets	(4,376,673)	9,764,781

Net assets:
Beginning of period	50,768,492	41,003,711
End of period	$46,391,819	$50,768,492

Capital share activity:
Shares sold	919,353	1,018,724
Shares issued from reinvestment of distributions	—	45,844
Shares redeemed	(998,950)	(663,701)
Net increase (decrease) in shares	(79,597)	400,867

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 61

SERIES F (FLOATING RATE STRATEGIES SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2022[a]	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$24.40	$24.41	$25.96	$25.30	$26.26	$26.22
Income (loss) from investment operations:
Net investment income (loss)[b]	.30	.58	.68	1.06	1.01	.91
Net gain (loss) on investments (realized and unrealized)	(1.52)	.02	(.74)	.85	(1.21)	(.02)
Total from investment operations	(1.22)	.60	(.06)	1.91	(.20)	.89
Less distributions from:
Net investment income	—	(.61)	(1.49)	(1.25)	(.76)	(.85)
Total distributions	—	(.61)	(1.49)	(1.25)	(.76)	(.85)
Net asset value, end of period	$23.18	$24.40	$24.41	$25.96	$25.30	$26.26

Total Return[c]	(5.00%)	2.50%	0.01%	7.60%	(0.84%)	3.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,392	$50,768	$41,004	$46,047	$58,798	$51,038
Ratios to average net assets:
Net investment income (loss)	2.49%	2.36%	2.81%	4.10%	3.85%	3.44%
Total expenses	1.26%	1.34%	1.47%	1.38%	1.26%	1.28%
Net expenses[d,e,f]	1.17%	1.17%	1.23%	1.21%	1.16%	1.18%
Portfolio turnover rate	35%	56%	60%	28%	80%	57%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

6/30/2022[a]	12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017
—	—	—	—	0.00%*	0.01%

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented was as follows:

6/30/2022[a]	12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017
1.14%	1.14%	1.15%	1.15%	1.15%	1.15%

62 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

SERIES J (STYLEPLUS—MID GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: October 1, 1992

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	33.4%
Guggenheim Variable Insurance Strategy Fund III	28.5%
Guggenheim Strategy Fund II	13.7%
Guggenheim Ultra Short Duration Fund — Institutional Class	1.9%
Targa Resources Corp.	0.4%
Steel Dynamics, Inc.	0.3%
Genpact Ltd.	0.3%
Maximus, Inc.	0.3%
Builders FirstSource, Inc.	0.3%
East West Bancorp, Inc.	0.3%
Top Ten Total	79.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2022

	6 Month‡	1 Year	5 Year	10 Year
Series J (StylePlus—Mid Growth Series)	(31.70%)	(30.07%)	7.21%	10.33%
Russell Midcap Growth Index	(31.00%)	(29.57%)	8.88%	11.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 18.4%

Industrial - 4.0%
Builders FirstSource, Inc.*	7,719	$414,510
Lincoln Electric Holdings, Inc.	3,115	384,266
Jabil, Inc.	6,687	342,441
Eagle Materials, Inc.	2,812	309,151
Keysight Technologies, Inc.*	2,031	279,973
Landstar System, Inc.	1,918	278,916
Simpson Manufacturing Company, Inc.	2,766	278,287
Sealed Air Corp.	4,765	275,036
nVent Electric plc	8,593	269,219
Louisiana-Pacific Corp.	5,113	267,973
Nordson Corp.	1,243	251,633
UFP Industries, Inc.	3,458	235,628
Littelfuse, Inc.	907	230,414
Acuity Brands, Inc.	1,460	224,898
Watts Water Technologies, Inc. — Class A	1,770	217,427
TopBuild Corp.*	1,097	183,375
Carlisle Companies, Inc.	725	172,992
National Instruments Corp.	5,504	171,890
Trinity Industries, Inc.	7,016	169,928
Universal Display Corp.	1,512	152,924
Fortune Brands Home & Security, Inc.	2,544	152,335
Applied Industrial Technologies, Inc.	1,390	133,676
Lennox International, Inc.	548	113,211
Matson, Inc.	1,048	76,378
II-VI, Inc.*	1,462	74,489
Total Industrial		5,660,970

Technology - 3.8%
Genpact Ltd.	9,994	423,346
Maximus, Inc.	6,645	415,379
Semtech Corp.*	5,635	309,756
Concentrix Corp.	2,208	299,493
Cirrus Logic, Inc.*	4,123	299,082
Lumentum Holdings, Inc.*	3,501	278,049
ACI Worldwide, Inc.*	10,620	274,952
NetApp, Inc.	3,837	250,326
Manhattan Associates, Inc.*	2,094	239,972
Synaptics, Inc.*	1,884	222,406
Lattice Semiconductor Corp.*	4,337	210,345
CommVault Systems, Inc.*	3,294	207,193
Qualys, Inc.*	1,618	204,094
Teradata Corp.*	5,218	193,118
Power Integrations, Inc.	2,524	189,325
Qorvo, Inc.*	1,739	164,023
Amkor Technology, Inc.	9,548	161,839
Fair Isaac Corp.*	395	158,356
Azenta, Inc.	2,190	157,899
Blackbaud, Inc.*	2,504	145,407
Skyworks Solutions, Inc.	1,256	116,356
HP, Inc.	3,547	116,271
NXP Semiconductor N.V.	710	105,101
Seagate Technology Holdings plc	1,336	95,444
MKS Instruments, Inc.	895	91,854
Akamai Technologies, Inc.*	898	82,014
Total Technology		5,411,400

Consumer, Non-cyclical - 3.1%
Halozyme Therapeutics, Inc.*	7,681	337,964
Neurocrine Biosciences, Inc.*	3,106	302,773
Service Corporation International	4,046	279,659
Quest Diagnostics, Inc.	2,098	278,992
Syneos Health, Inc.*	3,882	278,262
Hologic, Inc.*	3,899	270,201
Darling Ingredients, Inc.*	3,996	238,961
United Therapeutics Corp.*	961	226,450
Bruker Corp.	3,341	209,681
Exelixis, Inc.*	9,671	201,350
Tenet Healthcare Corp.*	3,450	181,332
Masimo Corp.*	1,353	176,797
Globus Medical, Inc. — Class A*	3,107	174,427
Integra LifeSciences Holdings Corp.*	2,813	151,986
Paylocity Holding Corp.*	845	147,385
Avery Dennison Corp.	889	143,902
H&R Block, Inc.	3,843	135,735
PerkinElmer, Inc.	945	134,398
QuidelOrtho Corp.*	1,339	130,124
Waters Corp.*	353	116,836
United Rentals, Inc.*	404	98,136
AMN Healthcare Services, Inc.*	892	97,861
Molina Healthcare, Inc.*	317	88,636
Laboratory Corporation of America Holdings	372	87,182
Total Consumer, Non-cyclical		4,489,030

Financial - 2.4%
East West Bancorp, Inc.	6,384	413,683
Wintrust Financial Corp.	4,211	337,512
Hancock Whitney Corp.	7,232	320,595
Cathay General Bancorp	7,997	313,083
Interactive Brokers Group, Inc. — Class A	5,314	292,323
Home BancShares, Inc.	12,772	265,274
PacWest Bancorp	8,701	231,969
Evercore, Inc. — Class A	2,368	221,668
Affiliated Managers Group, Inc.	1,651	192,507
Bank of Hawaii Corp.	2,366	176,030
Primerica, Inc.	1,205	144,227
Independence Realty Trust, Inc. REIT	6,593	136,673
First American Financial Corp.	2,270	120,128
Rexford Industrial Realty, Inc. REIT	1,843	106,138
Webster Financial Corp.	2,162	91,128
Apartment Income REIT Corp.	1,395	58,032
Life Storage, Inc. REIT	519	57,952
Total Financial		3,478,922

Consumer, Cyclical - 2.2%
Gentex Corp.	11,204	313,376
Williams-Sonoma, Inc.	2,728	302,672
Choice Hotels International, Inc.	2,501	279,186
Mattel, Inc.*	11,286	252,016
Dick’s Sporting Goods, Inc.	3,261	245,782
Brunswick Corp.	3,665	239,618
Boyd Gaming Corp.	4,437	220,741
Deckers Outdoor Corp.*	846	216,026

64 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value
Tempur Sealy International, Inc.	8,909	$190,385
AutoNation, Inc.*	1,420	158,699
Light & Wonder, Inc. — Class A*	2,791	131,149
Wingstop, Inc.	1,616	120,828
RH*	541	114,833
Avient Corp.	2,637	105,691
Crocs, Inc.*	1,749	85,124
Bath & Body Works, Inc.	2,646	71,230
Victoria’s Secret & Co.*	2,336	65,338
Total Consumer, Cyclical		3,112,694

Basic Materials - 1.2%
Steel Dynamics, Inc.	7,203	476,478
Olin Corp.	6,860	317,481
Ingevity Corp.*	4,585	289,497
Cleveland-Cliffs, Inc.*	16,386	251,853
HB Fuller Co.	4,143	249,450
Nucor Corp.	1,023	106,811
Total Basic Materials		1,691,570

Energy - 1.2%
Targa Resources Corp.	9,791	584,212
Antero Midstream Corp.	31,576	285,763
DT Midstream, Inc.	5,269	258,286
PDC Energy, Inc.	2,679	165,053
Matador Resources Co.	2,970	138,373
ONEOK, Inc.	2,320	128,760
Murphy Oil Corp.	4,153	125,379
Total Energy		1,685,826

Communications - 0.3%
Ciena Corp.*	5,914	270,270
Motorola Solutions, Inc.	1,019	213,582
Total Communications		483,852

Utilities - 0.2%
National Fuel Gas Co.	2,500	165,125
OGE Energy Corp.	3,379	130,294
Total Utilities		295,419

Total Common Stocks
(Cost $30,990,899)		26,309,683

MUTUAL FUNDS† - 77.5%
Guggenheim Strategy Fund III[1]	1,967,264	47,627,458
Guggenheim Variable Insurance Strategy Fund III[1]	1,684,352	40,744,468
Guggenheim Strategy Fund II1	811,922	19,599,796
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	275,911	2,662,542
Total Mutual Funds
(Cost $113,871,606)		110,634,264

MONEY MARKET FUND† - 5.0%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.97%[2]	7,103,811	7,103,811
Total Money Market Fund
(Cost $7,103,811)		7,103,811

Total Investments - 100.9%
(Cost $151,966,316)		$144,047,758
Other Assets & Liabilities, net - (0.9)%		(1,238,931)
Total Net Assets - 100.0%		$142,808,827

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	5	Sep 2022	$947,375	$(11,394)
NASDAQ-100 Index Mini Futures Contracts	4	Sep 2022	923,040	(15,440)
S&P MidCap 400 Index Mini Futures Contracts	12	Sep 2022	2,721,600	(40,415)
			$4,592,015	$(67,249)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell MidCap Growth Index Total Return	Pay	1.70% (Federal Funds Rate + 0.12%)	At Maturity	09/30/22	29,104	$112,216,002	$(29,487,009)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES J (STYLEPLUS—MID GROWTH SERIES)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of June 30, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$26,309,683	$—	$—	$26,309,683
Mutual Funds	110,634,264	—	—	110,634,264
Money Market Fund	7,103,811	—	—	7,103,811
Total Assets	$144,047,758	$—	$—	$144,047,758

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$67,249	$—	$—	$67,249
Equity Index Swap Agreements**	—	29,487,009	—	29,487,009
Total Liabilities	$67,249	$29,487,009	$—	$29,554,258

**	This derivative is reported as unrealized appreciation/depreciation at period end.

66 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
SERIES J (STYLEPLUS—MID GROWTH SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended June 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/22	Shares 06/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$31,106,522	$39,853,410	$(50,486,928)	$(636,310)	$(236,898)	$19,599,796	811,922	$241,532
Guggenheim Strategy Fund III	58,441,099	480,086	(9,423,983)	(196,003)	(1,673,741)	47,627,458	1,967,264	484,156
Guggenheim Ultra Short Duration Fund — Institutional Class	18,802,104	20,830	(16,074,987)	(102,954)	17,549	2,662,542	275,911	21,763
Guggenheim Variable Insurance Strategy Fund III	45,644,872	4,372,058	(7,882,998)	(165,871)	(1,223,593)	40,744,468	1,684,352	375,087
	$153,994,597	$44,726,384	$(83,868,896)	$(1,101,138)	$(3,116,683)	$110,634,264		$1,122,538

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 67

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $38,094,710)	$33,413,494
Investments in affiliated issuers, at value (cost $113,871,606)	110,634,264
Cash	187
Segregated cash with broker	30,238,500
Prepaid expenses	1,104
Receivables:
Dividends	236,430
Interest	2,284
Fund shares sold	1,176
Total assets	174,527,439

Liabilities:
Unrealized depreciation on OTC swap agreements	29,487,009
Payable for:
Swap settlement	1,736,080
Securities purchased	217,849
Management fees	62,846
Fund shares redeemed	59,729
Variation margin on futures contracts	46,817
Distribution and service fees	30,579
Fund accounting/administration fees	8,700
Trustees’ fees*	5,408
Transfer agent/maintenance fees	2,137
Miscellaneous	61,458
Total liabilities	31,718,612
Commitments and contingent liabilities (Note 12)	—
Net assets	$142,808,827

Net assets consist of:
Paid in capital	$155,749,918
Total distributable earnings (loss)	(12,941,091)
Net assets	$142,808,827
Capital shares outstanding	2,938,092
Net asset value per share	$48.61

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $90)	$170,394
Dividends from securities of affiliated issuers	1,122,538
Interest	5,167
Total investment income	1,298,099

Expenses:
Management fees	635,825
Distribution and service fees	211,942
Transfer agent/maintenance fees	12,555
Fund accounting/administration fees	60,064
Professional fees	11,947
Trustees’ fees*	8,210
Custodian fees	5,220
Line of credit fees	2,704
Interest expense	233
Miscellaneous	15,805
Total expenses	964,505
Less:
Expenses waived by Adviser	(181,588)
Net expenses	782,917
Net investment income	515,182

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(909,581)
Investments in affiliated issuers	(1,101,138)
Swap agreements	(17,332,810)
Futures contracts	(342,561)
Net realized loss	(19,686,090)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(7,466,566)
Investments in affiliated issuers	(3,116,683)
Swap agreements	(34,539,905)
Futures contracts	(134,455)
Net change in unrealized appreciation (depreciation)	(45,257,609)
Net realized and unrealized loss	(64,943,699)
Net decrease in net assets resulting from operations	$(64,428,517)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$515,182	$602,667
Net realized gain (loss) on investments	(19,686,090)	47,983,165
Net change in unrealized appreciation (depreciation) on investments	(45,257,609)	(23,362,414)
Net increase (decrease) in net assets resulting from operations	(64,428,517)	25,223,418

Distributions to shareholders	—	(27,830,332)

Capital share transactions:
Proceeds from sale of shares	15,372,985	7,094,590
Distributions reinvested	—	27,830,332
Cost of shares redeemed	(6,763,074)	(24,610,575)
Net increase from capital share transactions	8,609,911	10,314,347
Net increase (decrease) in net assets	(55,818,606)	7,707,433

Net assets:
Beginning of period	198,627,433	190,920,000
End of period	$142,808,827	$198,627,433

Capital share activity:
Shares sold	263,178	92,701
Shares issued from reinvestment of distributions	—	400,552
Shares redeemed	(116,161)	(336,867)
Net increase in shares	147,017	156,386

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 69

SERIES J (STYLEPLUS—MID GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2022[a]	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$71.17	$72.46	$58.49	$48.75	$59.82	$48.43
Income (loss) from investment operations:
Net investment income (loss)[b]	.18	.22	.39	.79	.97	.67
Net gain (loss) on investments (realized and unrealized)	(22.74)	9.44	17.43	14.90	(4.08)	11.22
Total from investment operations	(22.56)	9.66	17.82	15.69	(3.11)	11.89
Less distributions from:
Net investment income	—	(.40)	(.84)	(.49)	(.83)	(.50)
Net realized gains	—	(10.55)	(3.01)	(5.46)	(7.13)	—
Total distributions	—	(10.95)	(3.85)	(5.95)	(7.96)	(.50)
Net asset value, end of period	$48.61	$71.17	$72.46	$58.49	$48.75	$59.82

Total Return[c]	(31.70%)	13.69%	32.10%	32.70%	(7.10%)	24.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$142,809	$198,627	$190,920	$157,675	$137,116	$187,897
Ratios to average net assets:
Net investment income (loss)	0.61%	0.30%	0.66%	1.39%	1.64%	1.25%
Total expenses[d]	1.14%	1.16%	1.22%	1.30%	1.28%	1.14%
Net expenses[e,f]	0.92%	0.89%	0.89%	1.00%	1.01%	0.94%
Portfolio turnover rate	44%	60%	71%	57%	66%	49%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.92%	0.87%	0.88%	0.92%	0.94%	0.92%

70 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

SERIES N (MANAGED ASSET ALLOCATION SERIES)

OBJECTIVE: Seeks to provide growth of capital and, secondarily, preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Vanguard S&P 500 ETF	21.0%
Schwab U.S. Aggregate Bond ETF	15.7%
SPDR S&P 500 ETF Trust	14.1%
iShares Core S&P Mid-Cap ETF	6.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF	6.3%
iShares MSCI EAFE ETF	5.9%
iShares 7-10 Year Treasury Bond ETF	5.1%
iShares 1-3 Year Treasury Bond ETF	4.8%
Guggenheim Strategy Fund II	4.1%
Guggenheim Variable Insurance Strategy Fund III	3.0%
Top Ten Total	86.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2022

	6 Month‡	1 Year	5 Year	10 Year
Series N (Managed Asset Allocation Series)	(17.43%)	(13.67%)	4.81%	6.55%
S&P 500 Index	(19.96%)	(10.62%)	11.31%	12.96%
Blended Index**	(16.11%)	(10.24%)	7.37%	8.50%
Bloomberg U.S. Aggregate Bond Index	(10.35%)	(10.29%)	0.88%	1.54%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Blended index is 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Shares	Value
EXCHANGE-TRADED FUNDS† - 83.3%
Vanguard S&P 500 ETF	22,530	$7,815,207
Schwab U.S. Aggregate Bond ETF	121,882	5,834,491
SPDR S&P 500 ETF Trust	13,890	5,240,003
iShares Core S&P Mid-Cap ETF	10,359	2,343,517
iShares iBoxx $ Investment Grade Corporate Bond ETF	21,221	2,334,947
iShares MSCI EAFE ETF	35,262	2,203,522
iShares 7-10 Year Treasury Bond ETF	18,601	1,902,882
iShares 1-3 Year Treasury Bond ETF	21,409	1,772,451
iShares Russell 1000 Value ETF	4,533	657,149
iShares TIPS Bond ETF	3,987	454,159
iShares iBoxx High Yield Corporate Bond ETF	5,736	422,227
iShares Core S&P 500 ETF	2	758
Total Exchange-Traded Funds
(Cost $25,065,869)		30,981,313

MUTUAL FUNDS† - 12.7%
Guggenheim Strategy Fund II1	63,901	1,542,575
Guggenheim Variable Insurance Strategy Fund III[1]	45,729	1,106,174
Guggenheim Strategy Fund III[1]	42,900	1,038,597
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	105,191	1,015,096
Total Mutual Funds
(Cost $4,857,790)		4,702,442

MONEY MARKET FUND† - 1.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.97%[2]	538,796	538,796
Total Money Market Fund
(Cost $538,796)		538,796

	Face Amount
U.S. TREASURY BILLS†† - 1.2%
U.S. Treasury Bills
1.02% due 07/19/22[3,4]	$421,000	420,785
Total U.S. Treasury Bills
(Cost $420,775)		420,785

Total Investments - 98.6%
(Cost $30,883,230)		$36,643,336
Other Assets & Liabilities, net - 1.4%		536,803
Total Net Assets - 100.0%		$37,180,139

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	4	Sep 2022	$526,850	$(4,460)
Interest Rate Futures Contracts Purchased†
U.S. Treasury 2 Year Note Futures Contracts	4	Sep 2022	839,313	(3,819)
U.S. Treasury 10 Year Note Futures Contracts	15	Sep 2022	1,775,156	(21,002)
			$2,614,469	$(24,821)
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	19	Sep 2022	1,623,075	(8)
CAC 40 10 Euro Index Futures Contracts	1	Jul 2022	62,255	(978)
S&P 500 Index Mini Futures Contracts	2	Sep 2022	378,950	(5,529)
S&P/TSX 60 IX Index Futures Contracts	1	Sep 2022	177,344	(16,629)
MSCI EAFE Index Futures Contracts	36	Sep 2022	3,346,200	(27,030)
			$5,587,824	$(50,174)
Equity Futures Contracts Sold Short†
DAX Index Futures Contracts	1	Sep 2022	335,927	16,407
Nikkei 225 (CME) Index Futures Contracts	1	Sep 2022	132,200	8,922
FTSE 100 Index Futures Contracts	1	Sep 2022	87,086	113
SPI 200 Index Futures Contracts	1	Sep 2022	112,001	(147)
NASDAQ-100 Index Mini Futures Contracts	1	Sep 2022	230,760	(3,836)
			$897,974	$21,459
Currency Futures Contracts Sold Short†
Swiss Franc Futures Contracts	4	Sep 2022	$526,700	$(5,635)

72 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES N (MANAGED ASSET ALLOCATION SERIES)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of June 30, 2022.
[3]	All or a portion of this security is pledged as futures collateral at June 30, 2022.
[4]	Rate indicated is the effective yield at the time of purchase.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$30,981,313	$—	$—	$30,981,313
Mutual Funds	4,702,442	—	—	4,702,442
Money Market Fund	538,796	—	—	538,796
U.S. Treasury Bills	—	420,785	—	420,785
Equity Futures Contracts**	25,442	—	—	25,442
Total Assets	$36,247,993	$420,785	$—	$36,668,778

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$54,157	$—	$—	$54,157
Interest Rate Futures Contracts**	24,821	—	—	24,821
Currency Futures Contracts**	10,095	—	—	10,095
Total Liabilities	$89,073	$—	$—	$89,073

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
SERIES N (MANAGED ASSET ALLOCATION SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended June 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/22	Shares 06/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,891,803	$—	$(300,000)	$(3,155)	$(46,073)	$1,542,575	63,901	$13,992
Guggenheim Strategy Fund III	1,784,985	—	(700,000)	(10,060)	(36,328)	1,038,597	42,900	12,136
Guggenheim Ultra Short Duration Fund — Institutional Class	1,043,498	—	—	—	(28,402)	1,015,096	105,191	6,141
Guggenheim Variable Insurance Strategy Fund III	1,853,627	—	(700,000)	(12,209)	(35,244)	1,106,174	45,729	12,659
	$6,573,913	$—	$(1,700,000)	$(25,424)	$(146,047)	$4,702,442		$44,928

74 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $26,025,440)	$31,940,894
Investments in affiliated issuers, at value (cost $4,857,790)	4,702,442
Prepaid expenses	141
Receivables:
Securities sold	498,966
Dividends	62,879
Fund shares sold	43,139
Interest	259
Total assets	37,248,698

Liabilities:
Overdraft due to custodian bank	22
Payable for:
Professional fees	15,825
Fund shares redeemed	15,731
Management fees	12,284
Trustees’ fees*	8,433
Distribution and service fees	7,808
Fund accounting/administration fees	2,511
Transfer agent/maintenance fees	2,072
Variation margin on futures contracts	188
Miscellaneous	3,707
Total liabilities	68,559
Commitments and contingent liabilities (Note 12)	—
Net assets	$37,180,139

Net assets consist of:
Paid in capital	$27,901,967
Total distributable earnings (loss)	9,278,172
Net assets	$37,180,139
Capital shares outstanding	1,292,847
Net asset value per share	$28.76

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$313,791
Dividends from securities of affiliated issuers	44,928
Interest	986
Total investment income	359,705

Expenses:
Management fees	83,040
Distribution and service fees	51,900
Transfer agent/maintenance fees	12,571
Fund accounting/administration fees	17,835
Professional fees	14,407
Trustees’ fees*	9,087
Custodian fees	1,492
Line of credit fees	605
Miscellaneous	3,219
Total expenses	194,156
Less:
Expenses waived by Adviser	(1,278)
Net expenses	192,878
Net investment income	166,827

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	821,765
Investments in affiliated issuers	(25,424)
Futures contracts	(1,300,837)
Foreign currency transactions	(769)
Net realized loss	(505,265)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(7,336,551)
Investments in affiliated issuers	(146,047)
Futures contracts	(183,686)
Foreign currency translations	27
Net change in unrealized appreciation (depreciation)	(7,666,257)
Net realized and unrealized loss	(8,171,522)
Net decrease in net assets resulting from operations	$(8,004,695)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 75

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$166,827	$319,709
Net realized gain (loss) on investments	(505,265)	4,219,532
Net change in unrealized appreciation (depreciation) on investments	(7,666,257)	935,032
Net increase (decrease) in net assets resulting from operations	(8,004,695)	5,474,273

Distributions to shareholders	—	(3,475,814)

Capital share transactions:
Proceeds from sale of shares	377,171	1,389,917
Distributions reinvested	—	3,475,814
Cost of shares redeemed	(2,200,457)	(5,528,955)
Net decrease from capital share transactions	(1,823,286)	(663,224)
Net increase (decrease) in net assets	(9,827,981)	1,335,235

Net assets:
Beginning of period	47,008,120	45,672,885
End of period	$37,180,139	$47,008,120

Capital share activity:
Shares sold	11,891	40,195
Shares issued from reinvestment of distributions	—	103,632
Shares redeemed	(68,864)	(160,933)
Net decrease in shares	(56,973)	(17,106)

76 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2022[a]	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$34.83	$33.41	$32.05	$27.34	$31.68	$28.74
Income (loss) from investment operations:
Net investment income (loss)[b]	.13	.24	.24	.44	.47	.39
Net gain (loss) on investments (realized and unrealized)	(6.20)	3.83	3.52	5.02	(2.08)	3.68
Total from investment operations	(6.07)	4.07	3.76	5.46	(1.61)	4.07
Less distributions from:
Net investment income	—	(.25)	(.49)	(.51)	(.44)	(.46)
Net realized gains	—	(2.40)	(1.91)	(.24)	(2.29)	(.67)
Total distributions	—	(2.65)	(2.40)	(.75)	(2.73)	(1.13)
Net asset value, end of period	$28.76	$34.83	$33.41	$32.05	$27.34	$31.68

Total Return[c]	(17.43%)	12.47%	12.59%	20.11%	(5.73%)	14.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,180	$47,008	$45,673	$46,219	$42,636	$51,080
Ratios to average net assets:
Net investment income (loss)	0.80%	0.68%	0.77%	1.45%	1.53%	1.29%
Total expenses[d]	0.94%	0.94%	1.01%	1.01%	0.99%	0.98%
Net expenses[e]	0.93%	0.94%	1.00%	1.00%	0.99%	0.98%
Portfolio turnover rate	—	26%	6%	14%	4%	1%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

SERIES O (ALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Chevron Corp.	2.2%
Tyson Foods, Inc. — Class A	2.2%
Pioneer Natural Resources Co.	2.0%
Johnson & Johnson	2.0%
Berkshire Hathaway, Inc. — Class B	1.8%
Alphabet, Inc. — Class A	1.7%
Verizon Communications, Inc.	1.5%
Bunge Ltd.	1.5%
Westlake Corp.	1.5%
JPMorgan Chase & Co.	1.5%
Top Ten Total	17.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2022

	6 Month‡	1 Year	5 Year	10 Year
Series O (All Cap Value Series)	(7.99%)	(2.58%)	7.84%	10.75%
Russell 3000 Value Index	(13.15%)	(7.46%)	7.01%	10.39%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

78 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 95.5%

Consumer, Non-cyclical - 18.2%
Tyson Foods, Inc. — Class A	22,928	$1,973,184
Johnson & Johnson	10,119	1,796,224
Bunge Ltd.	15,296	1,387,194
Ingredion, Inc.	14,206	1,252,401
Quest Diagnostics, Inc.	8,541	1,135,782
J M Smucker Co.	8,301	1,062,611
Henry Schein, Inc.*	13,673	1,049,266
Merck & Company, Inc.	9,829	896,110
Medtronic plc	9,686	869,318
Humana, Inc.	1,823	853,292
McKesson Corp.	2,122	692,218
Archer-Daniels-Midland Co.	7,833	607,841
Encompass Health Corp.	8,850	496,043
Pfizer, Inc.	7,912	414,826
Bristol-Myers Squibb Co.	5,239	403,403
Amgen, Inc.	1,636	398,039
Central Garden & Pet Co. — Class A*	7,922	316,959
HCA Healthcare, Inc.	1,707	286,878
US Foods Holding Corp.*	8,453	259,338
Integer Holdings Corp.*	3,227	228,020
Prothena Corporation plc*	3,990	108,328
Jazz Pharmaceuticals plc*	640	99,846
Ironwood Pharmaceuticals, Inc. — Class A*	8,172	94,223
Total Consumer, Non-cyclical		16,681,344

Financial - 17.9%
Berkshire Hathaway, Inc. — Class B*	6,100	1,665,422
JPMorgan Chase & Co.	11,885	1,338,370
Bank of America Corp.	33,505	1,043,011
Voya Financial, Inc.	11,903	708,586
BOK Financial Corp.	9,094	687,325
Wells Fargo & Co.	17,301	677,680
Unum Group	18,643	634,235
Prosperity Bancshares, Inc.	9,109	621,871
Medical Properties Trust, Inc. REIT	39,458	602,524
KeyCorp	30,753	529,874
Physicians Realty Trust REIT	29,711	518,457
Zions Bancorp North America	9,860	501,874
STAG Industrial, Inc. REIT	15,226	470,179
Mastercard, Inc. — Class A	1,488	469,434
Charles Schwab Corp.	7,419	468,732
VICI Properties, Inc. REIT	13,634	406,157
Park Hotels & Resorts, Inc. REIT	28,247	383,312
American Tower Corp. — Class A REIT	1,450	370,606
Alexandria Real Estate Equities, Inc. REIT	2,480	359,674
Goldman Sachs Group, Inc.	1,126	334,445
Gaming and Leisure Properties, Inc. REIT	7,190	329,733
Sun Communities, Inc. REIT	2,052	327,007
Alleghany Corp.*	389	324,076
Axis Capital Holdings Ltd.	5,505	314,280
First Merchants Corp.	8,656	308,327
Stifel Financial Corp.	4,680	262,174
Virtu Financial, Inc. — Class A	10,141	237,401
Apple Hospitality REIT, Inc.	15,426	226,299
Old Republic International Corp.	9,140	204,370
Old National Bancorp	11,307	167,231
Heartland Financial USA, Inc.	3,967	164,789
Hancock Whitney Corp.	3,628	160,829
Trustmark Corp.	5,229	152,634
First Hawaiian, Inc.	6,166	140,030
T. Rowe Price Group, Inc.	1,192	135,423
Wintrust Financial Corp.	975	78,146
Heritage Insurance Holdings, Inc.	14,156	37,372
Total Financial		16,361,889

Industrial - 10.1%
Knight-Swift Transportation Holdings, Inc.	21,358	988,662
Johnson Controls International plc	19,318	924,946
Valmont Industries, Inc.	3,681	826,863
FedEx Corp.	3,213	728,419
L3Harris Technologies, Inc.	2,536	612,951
Littelfuse, Inc.	1,841	467,688
Graphic Packaging Holding Co.	20,768	425,744
Kirby Corp.*	6,945	422,534
Advanced Energy Industries, Inc.	5,649	412,264
Curtiss-Wright Corp.	2,348	310,077
Enovis Corp.*	5,089	279,895
Arcosa, Inc.	5,466	253,786
Terex Corp.	8,905	243,730
PGT Innovations, Inc.*	12,485	207,751
Altra Industrial Motion Corp.	5,805	204,626
Energizer Holdings, Inc.	7,171	203,298
GATX Corp.	2,150	202,444
Zurn Water Solutions Corp.	7,322	199,451
Daseke, Inc.*	27,626	176,530
Stoneridge, Inc.*	9,825	168,499
Sonoco Products Co.	2,930	167,127
Esab Corp.	3,380	147,875
Summit Materials, Inc. — Class A*	6,260	145,795
Plexus Corp.*	1,806	141,771
Park Aerospace Corp.	10,008	127,702
EnerSys	2,114	124,641
Kennametal, Inc.	4,942	114,803
Smith-Midland Corp.*	1,059	14,826
Total Industrial		9,244,698

Energy - 9.6%
Chevron Corp.	14,038	2,032,421
Pioneer Natural Resources Co.	8,092	1,805,163
ConocoPhillips	12,079	1,084,815
Chesapeake Energy Corp.	10,123	820,975
Coterra Energy, Inc. — Class A	29,092	750,283
Kinder Morgan, Inc.	36,763	616,148
Marathon Oil Corp.	24,310	546,489
Equities Corp.	14,622	502,997
Patterson-UTI Energy, Inc.	21,280	335,373
Diamondback Energy, Inc.	2,614	316,686
Total Energy		8,811,350

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value
Consumer, Cyclical - 9.6%
Walmart, Inc.	8,159	$991,971
DR Horton, Inc.	14,171	937,979
Whirlpool Corp.	5,238	811,209
LKQ Corp.	13,820	678,424
Southwest Airlines Co.*	14,749	532,734
Delta Air Lines, Inc.*	17,521	507,583
Ralph Lauren Corp. — Class A	5,600	502,040
PACCAR, Inc.	5,968	491,405
Lear Corp.	3,640	458,239
PVH Corp.	6,578	374,288
Avient Corp.	8,639	346,251
H&E Equipment Services, Inc.	11,692	338,717
MSC Industrial Direct Company, Inc. — Class A	4,351	326,804
Methode Electronics, Inc.	7,815	289,468
Home Depot, Inc.	900	246,843
Alaska Air Group, Inc.*	5,933	237,617
Leggett & Platt, Inc.	4,193	144,994
Newell Brands, Inc.	6,712	127,796
Marriott Vacations Worldwide Corp.	1,054	122,475
Dana, Inc.	7,474	105,159
Lakeland Industries, Inc.*	6,577	101,023
Meritage Homes Corp.*	1,010	73,225
Total Consumer, Cyclical		8,746,244

Technology - 9.2%
Leidos Holdings, Inc.	10,336	1,040,938
Teradyne, Inc.	11,150	998,483
DXC Technology Co.*	31,741	962,070
Micron Technology, Inc.	16,919	935,282
Activision Blizzard, Inc.	10,921	850,309
Evolent Health, Inc. — Class A*	22,593	693,831
KLA Corp.	1,826	582,640
Fiserv, Inc.*	5,115	455,082
Amdocs Ltd.	4,891	407,469
Science Applications International Corp.	4,099	381,617
Qorvo, Inc.*	3,457	326,064
Silicon Laboratories, Inc.*	1,684	236,130
Skyworks Solutions, Inc.	2,295	212,609
Intel Corp.	5,621	210,282
Power Integrations, Inc.	2,155	161,647
Total Technology		8,454,453

Utilities - 8.9%
Edison International	18,247	1,153,940
Black Hills Corp.	15,762	1,147,001
Pinnacle West Capital Corp.	14,820	1,083,638
Exelon Corp.	23,741	1,075,942
Duke Energy Corp.	9,889	1,060,200
OGE Energy Corp.	27,147	1,046,788
NiSource, Inc.	18,936	558,423
Constellation Energy Corp.	7,913	453,098
PPL Corp.	9,865	267,638
Spire, Inc.	3,327	247,429
Total Utilities		8,094,097

Communications - 6.2%
Alphabet, Inc. — Class A*	706	1,538,558
Verizon Communications, Inc.	27,789	1,410,292
T-Mobile US, Inc.*	4,919	661,802
Comcast Corp. — Class A	15,643	613,831
Cisco Systems, Inc.	14,121	602,119
Juniper Networks, Inc.	13,304	379,164
Ciena Corp.*	4,620	211,134
Infinera Corp.*	39,196	210,091
Total Communications		5,626,991

Basic Materials - 5.8%
Westlake Corp.	13,907	1,363,164
Huntsman Corp.	45,965	1,303,108
Reliance Steel & Aluminum Co.	5,239	889,897
Nucor Corp.	4,515	471,411
Ashland Global Holdings, Inc.	2,721	280,399
Freeport-McMoRan, Inc.	8,316	243,326
International Flavors & Fragrances, Inc.	1,983	236,215
Element Solutions, Inc.	11,935	212,443
Dow, Inc.	3,272	168,868
DuPont de Nemours, Inc.	2,496	138,727
Total Basic Materials		5,307,558

Total Common Stocks
(Cost $74,008,138)		87,328,624

RIGHTS† - 0.0%
Basic Materials - 0.0%
Pan American Silver Corp.
Expires 02/22/29	40,146	28,487
Total Rights
(Cost $—)		28,487

MONEY MARKET FUND† - 3.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.97%[1]	3,330,199	3,330,199
Total Money Market Fund
(Cost $3,330,199)		3,330,199

Total Investments - 99.1%
(Cost $77,338,337)		$90,687,310
Other Assets & Liabilities, net - 0.9%		795,218
Total Net Assets - 100.0%		$91,482,528

80 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
SERIES O (ALL CAP VALUE SERIES)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of June 30, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$87,328,624	$—	$—	$87,328,624
Rights	28,487	—	—	28,487
Money Market Fund	3,330,199	—	—	3,330,199
Total Assets	$90,687,310	$—	$—	$90,687,310

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 81

SERIES O (ALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2022

Assets:
Investments, at value (cost $77,338,337)	$90,687,310
Prepaid expenses	563
Receivables:
Securities sold	857,483
Dividends	112,674
Interest	2,103
Fund shares sold	132
Total assets	91,660,265

Liabilities:
Payable for:
Fund shares redeemed	80,828
Management fees	34,839
Professional fees	20,939
Distribution and service fees	19,730
Fund accounting/administration fees	5,741
Trustees’ fees*	5,735
Transfer agent/maintenance fees	2,098
Miscellaneous	7,827
Total liabilities	177,737
Commitments and contingent liabilities (Note 12)	—
Net assets	$91,482,528

Net assets consist of:
Paid in capital	$59,906,460
Total distributable earnings (loss)	31,576,068
Net assets	$91,482,528
Capital shares outstanding	2,580,879
Net asset value per share	$35.45

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2022

Investment Income:
Dividends	$1,092,032
Interest	4,482
Total investment income	1,096,514

Expenses:
Management fees	353,326
Distribution and service fees	126,188
Transfer agent/maintenance fees	12,706
Fund accounting/administration fees	37,466
Trustees’ fees*	7,638
Professional fees	6,782
Custodian fees	1,579
Line of credit fees	1,281
Miscellaneous	13,885
Total expenses	560,851
Less:
Expenses waived by Adviser	(122,432)
Net expenses	438,419
Net investment income	658,095

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,202,427
Net realized gain	6,202,427
Net change in unrealized appreciation (depreciation) on:
Investments	(14,818,948)
Net change in unrealized appreciation (depreciation)	(14,818,948)
Net realized and unrealized loss	(8,616,521)
Net decrease in net assets resulting from operations	$(7,958,426)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

82 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$658,095	$1,081,242
Net realized gain on investments	6,202,427	11,358,520
Net change in unrealized appreciation (depreciation) on investments	(14,818,948)	11,215,836
Net increase (decrease) in net assets resulting from operations	(7,958,426)	23,655,598

Distributions to shareholders	—	(2,332,442)

Capital share transactions:
Proceeds from sale of shares	1,854,762	3,847,533
Distributions reinvested	—	2,332,442
Cost of shares redeemed	(5,548,235)	(16,029,758)
Net decrease from capital share transactions	(3,693,473)	(9,849,783)
Net increase (decrease) in net assets	(11,651,899)	11,473,373

Net assets:
Beginning of period	103,134,427	91,661,054
End of period	$91,482,528	$103,134,427

Capital share activity:
Shares sold	47,839	103,312
Shares issued from reinvestment of distributions	—	65,298
Shares redeemed	(143,877)	(442,874)
Net decrease in shares	(96,038)	(274,264)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 83

SERIES O (ALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2022[a]	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$38.53	$31.06	$32.89	$29.31	$35.97	$34.05
Income (loss) from investment operations:
Net investment income (loss)[b]	.25	.38	.56	.51	.43	.24
Net gain (loss) on investments (realized and unrealized)	(3.33)	7.93	(.33)	6.19	(3.83)	4.51
Total from investment operations	(3.08)	8.31	.23	6.70	(3.40)	4.75
Less distributions from:
Net investment income	—	(.65)	(.52)	(.49)	(.40)	(.38)
Net realized gains	—	(.19)	(1.54)	(2.63)	(2.86)	(2.45)
Total distributions	—	(.84)	(2.06)	(3.12)	(3.26)	(2.83)
Net asset value, end of period	$35.45	$38.53	$31.06	$32.89	$29.31	$35.97

Total Return[c]	(7.99%)	26.95%	1.88%	23.74%	(10.62%)	14.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$91,483	$103,134	$91,661	$107,634	$100,916	$132,771
Ratios to average net assets:
Net investment income (loss)	1.30%	1.06%	2.03%	1.62%	1.23%	0.69%
Total expenses[d]	1.11%	1.13%	1.21%	1.18%	1.17%	1.11%
Net expenses[e,f,g]	0.87%	0.87%	0.87%	0.88%	0.88%	0.89%
Portfolio turnover rate	15%	26%	22%	33%	36%	33%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
—	—	—	—	—	0.00*

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.87%	0.87%	0.87%	0.88%	0.88%	0.88%

84 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

SERIES P (HIGH YIELD SERIES)

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 5, 1996

Ten Largest Holdings (% of Total Net Assets)
Terraform Global Operating LLC, 6.13%	2.0%
Cleaver-Brooks, Inc., 7.88%	1.3%
NFP Corp., 6.88%	1.2%
Hunt Companies, Inc., 5.25%	1.2%
Jefferies Finance LLC / JFIN Company-Issuer Corp., 5.00%	1.1%
Carpenter Technology Corp., 6.38%	1.1%
FAGE International S.A. / FAGE USA Dairy Industry, Inc., 5.63%	1.1%
GrafTech Finance, Inc., 4.63%	1.1%
CPI CG, Inc., 8.63%	1.0%
Artera Services LLC, 9.03%	1.0%
Top Ten Total	12.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2022

Average Annual Returns*,†

Periods Ended June 30, 2022

	6 Month‡	1 Year	5 Year	10 Year
Series P (High Yield Series)	(12.67%)	(11.02%)	1.11%	3.89%
Bloomberg U.S. Corporate High Yield Index	(14.19%)	(12.81%)	2.10%	4.47%

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
A	0.4%
BBB	3.5%
BB	51.2%
B	32.3%
CCC	7.2%
NR2	1.0%
Other Instruments	4.4%
Total Investments	100.0%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.
[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

86 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
SERIES P (HIGH YIELD SERIES)

	Shares	Value
COMMON STOCKS† - 1.7%

Financial - 0.8%
KKR Acquisition Holdings I Corp. — Class A*,1	16,530	$161,829
TPG Pace Beneficial II Corp.*,1	5,510	53,613
Acropolis Infrastructure Acquisition Corp. — Class A*,1	4,900	47,383
Jefferies Financial Group, Inc.	247	6,822
RXR Acquisition Corp. — Class A*,1	207	2,026
Colicity, Inc. — Class A*,1	163	1,599
MSD Acquisition Corp. — Class A*,1	84	823
Total Financial		274,095

Utilities - 0.6%
TexGen Power LLC*,††	7,929	190,296

Communications - 0.1%
Vacasa, Inc. — Class A*	14,083	40,559

Consumer, Non-cyclical - 0.1%
Cengage Learning Holdings II, Inc.*,††	2,107	30,552
Spectrum Brands Holdings, Inc.	6	492
Crimson Wine Group Ltd.*	24	171
MEDIQ, Inc.*,†††	92	—
Total Consumer, Non-cyclical		31,215

Energy - 0.1%
Legacy Reserves, Inc.*,†††	1,969	19,690
Permian Production Partners LLC†††	9,124	7,481
Bruin E&P Partnership Units†††	6,071	316
Total Energy		27,487

Industrial - 0.0%
BP Holdco LLC*,†††,2	523	368
Vector Phoenix Holdings, LP*,†††	523	145
Total Industrial		513

Consumer, Cyclical - 0.0%
Delta Air Lines, Inc.*	1	29
Chorus Aviation, Inc.*	3	7
Total Consumer, Cyclical		36

Total Common Stocks
(Cost $610,820)		564,201

PREFERRED STOCKS†† - 1.6%
Financial - 1.6%
Wells Fargo & Co.
4.38%	9,000	162,090
American Equity Investment Life Holding Co.
5.95	6,000	136,740
Arch Capital Group Ltd.
4.55%	6,000	115,500
Charles Schwab Corp.
4.00%	150,000	115,463
Total Financial		529,793

Industrial - 0.0%
U.S. Shipping Corp.*,†††	24,529	2

Total Preferred Stocks
(Cost $1,300,000)		529,795

WARRANTS† - 0.0%
KKR Acquisition Holdings I Corp.
Expiring 12/31/27*,1	4,132	1,488
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26*,1	1,632	326
Colicity, Inc.
Expiring 12/31/27*,1	30	7
MSD Acquisition Corp.
Expiring 05/13/23*,1	16	5
RXR Acquisition Corp.
Expiring 03/08/26*,1	38	4
Total Warrants
(Cost $5,740)		1,830

MONEY MARKET FUND† - 0.8%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.97%[4]	275,409	275,409
Total Money Market Fund
(Cost $275,409)		275,409

	Face Amount~
CORPORATE BONDS†† - 80.3%
Communications - 15.5%
Altice France S.A.
5.50% due 10/15/29[5]	325,000	248,271
8.13% due 02/01/27[5]	200,000	184,078
5.13% due 07/15/29[5]	175,000	132,125
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32	275,000	222,667
4.50% due 06/01/33[5]	250,000	197,005
4.25% due 01/15/34[5]	100,000	77,250
CSC Holdings LLC
4.13% due 12/01/30[5]	225,000	175,500
6.50% due 02/01/29[5]	150,000	135,469
4.63% due 12/01/30[5]	200,000	133,748
3.38% due 02/15/31[5]	50,000	36,966
Level 3 Financing, Inc.
4.25% due 07/01/28[5]	300,000	240,375
3.63% due 01/15/29[5]	300,000	231,315
McGraw-Hill Education, Inc.
5.75% due 08/01/28[5]	375,000	321,105
8.00% due 08/01/29[5]	175,000	141,750
VZ Secured Financing BV
5.00% due 01/15/32[5]	375,000	311,250
Cengage Learning, Inc.
9.50% due 06/15/24[5]	290,000	268,250

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
UPC Broadband Finco BV
4.88% due 07/15/31[5]	325,000	$264,875
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[5]	270,000	251,864
AMC Networks, Inc.
4.25% due 02/15/29	300,000	243,057
Virgin Media Finance plc
5.00% due 07/15/30[5]	275,000	217,938
Match Group Holdings II LLC
3.63% due 10/01/31[5]	150,000	118,125
4.63% due 06/01/28[5]	100,000	90,660
Sirius XM Radio, Inc.
3.88% due 09/01/31[5]	125,000	99,531
4.13% due 07/01/30[5]	100,000	83,519
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	176,480
Virgin Media Secured Finance plc
4.50% due 08/15/30[5]	200,000	164,342
Vmed O2 UK Financing I plc
4.25% due 01/31/31[5]	200,000	160,750
Cogent Communications Group, Inc.
7.00% due 06/15/27[5]	100,000	95,800
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[5]	75,000	63,232
Total Communications		5,087,297

Consumer, Non-cyclical - 14.7%
Nielsen Finance LLC / Nielsen Finance Co.
5.88% due 10/01/30[5]	275,000	252,494
4.75% due 07/15/31[5]	275,000	247,384
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[5]	410,000	349,556
CPI CG, Inc.
8.63% due 03/15/26[5]	351,000	331,695
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[5]	375,000	313,310
Sabre GLBL, Inc.
7.38% due 09/01/25[5]	275,000	255,063
9.25% due 04/15/25[5]	50,000	48,177
Rent-A-Center, Inc.
6.38% due 02/15/29[5,6]	375,000	292,500
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[5]	275,000	226,531
Bausch Health Companies, Inc.
4.88% due 06/01/28[5]	275,000	215,198
ADT Security Corp.
4.13% due 08/01/29[5]	225,000	182,602
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[5]	179,000	178,888
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[5]	200,000	171,664
Par Pharmaceutical, Inc.
7.50% due 04/01/27[5]	225,000	171,000
Post Holdings, Inc.
4.50% due 09/15/31[5]	175,000	143,124
5.63% due 01/15/28[5]	25,000	23,730
WW International, Inc.
4.50% due 04/15/29[5]	250,000	166,488
Sotheby’s
7.38% due 10/15/27[5]	175,000	162,185
Darling Ingredients, Inc.
6.00% due 06/15/30[5]	150,000	149,497
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[5]	107,000	80,250
5.00% due 12/31/26[5]	50,000	42,751
Castor S.p.A.
5.25% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 02/15/29◊,5	EUR 125,000	120,891
BCP V Modular Services Finance II plc
4.75% due 10/30/28[5]	EUR 125,000	103,937
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[5]	125,000	94,478
US Foods, Inc.
4.63% due 06/01/30[5]	100,000	84,304
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[5]	100,000	83,800
Medline Borrower, LP
5.25% due 10/01/29[5]	100,000	82,130
Lamb Weston Holdings, Inc.
4.13% due 01/31/30[5]	75,000	64,917
Central Garden & Pet Co.
4.13% due 04/30/31[5]	75,000	60,207
Nathan’s Famous, Inc.
6.63% due 11/01/25[5]	52,000	50,050
Tenet Healthcare Corp.
6.13% due 06/15/30[5]	50,000	46,129
Total Consumer, Non-cyclical		4,794,930

Financial - 12.8%
NFP Corp.
6.88% due 08/15/28[5]	500,000	412,520
Iron Mountain, Inc.
5.63% due 07/15/32[5]	275,000	232,533
4.88% due 09/15/29[5]	120,000	101,992
5.25% due 07/15/30[5]	75,000	65,205
Hunt Companies, Inc.
5.25% due 04/15/29[5]	450,000	382,500
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[5]	450,000	370,125
United Wholesale Mortgage LLC
5.50% due 04/15/29[5]	225,000	172,271
5.75% due 06/15/27[5]	200,000	160,352
HUB International Ltd.
5.63% due 12/01/29[5]	200,000	165,210
7.00% due 05/01/26[5]	100,000	94,040

88 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
OneMain Finance Corp.
3.88% due 09/15/28	175,000	$133,875
4.00% due 09/15/30	75,000	55,594
6.63% due 01/15/28	50,000	44,688
Kennedy-Wilson, Inc.
5.00% due 03/01/31	150,000	116,250
4.75% due 03/01/29	100,000	81,000
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[5]	200,000	185,750
USI, Inc.
6.88% due 05/01/25[5]	175,000	168,875
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[5]	200,000	161,422
Starwood Property Trust, Inc.
4.38% due 01/15/27[5]	150,000	130,209
3.75% due 12/31/24[5]	25,000	22,750
Wilton Re Finance LLC
5.88% due 03/30/33[3,5]	150,000	147,247
Assurant, Inc.
7.00% due 03/27/48[3]	150,000	146,553
Jane Street Group / JSG Finance, Inc.
4.50% due 11/15/29[5]	140,000	124,600
SLM Corp.
3.13% due 11/02/26	150,000	121,119
Home Point Capital, Inc.
5.00% due 02/01/26[5]	175,000	120,750
Greystar Real Estate Partners LLC
5.75% due 12/01/25[5]	125,000	118,319
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[5]	125,000	93,661
Liberty Mutual Group, Inc.
4.30% due 02/01/61[7]	100,000	67,627
Total Financial		4,197,037

Industrial - 10.2%
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[5]	350,000	299,250
5.25% due 07/15/28[5]	150,000	123,305
Cleaver-Brooks, Inc.
7.88% due 03/01/23[5,6]	450,000	418,500
GrafTech Finance, Inc.
4.63% due 12/15/28[5]	430,000	348,081
Artera Services LLC
9.03% due 12/04/25[5]	400,000	322,320
Standard Industries, Inc.
5.00% due 02/15/27[5]	150,000	133,884
4.38% due 07/15/30[5]	150,000	118,313
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[5]	275,000	232,877
TransDigm, Inc.
6.25% due 03/15/26[5]	125,000	120,469
8.00% due 12/15/25[5]	100,000	101,124
Mauser Packaging Solutions Holding Co.
5.50% due 04/15/24[5]	175,000	167,125
Masonite International Corp.
5.38% due 02/01/28[5]	175,000	158,375
EnerSys
4.38% due 12/15/27[5]	175,000	154,000
Amsted Industries, Inc.
4.63% due 05/15/30[5]	175,000	149,188
Builders FirstSource, Inc.
6.38% due 06/15/32[5]	125,000	111,562
Ball Corp.
3.13% due 09/15/31	125,000	100,830
Harsco Corp.
5.75% due 07/31/27[5]	100,000	80,020
Howmet Aerospace, Inc.
5.95% due 02/01/37	75,000	70,725
Arcosa, Inc.
4.38% due 04/15/29[5]	75,000	63,641
Hillenbrand, Inc.
3.75% due 03/01/31	50,000	40,375
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30[5]	25,000	20,119
Total Industrial		3,334,083

Consumer, Cyclical - 8.2%
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	275,000	259,383
5.00% due 06/01/31[5]	150,000	127,556
Crocs, Inc.
4.25% due 03/15/29[5]	300,000	221,904
JB Poindexter & Company, Inc.
7.13% due 04/15/26[5]	200,000	192,000
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[5]	190,000	170,278
Allison Transmission, Inc.
3.75% due 01/30/31[5]	200,000	160,288
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[5]	175,000	154,714
Scotts Miracle-Gro Co.
4.38% due 02/01/32	200,000	152,046
Clarios Global, LP
6.75% due 05/15/25[5]	151,000	149,558
Wolverine World Wide, Inc.
4.00% due 08/15/29[5]	175,000	140,409
1011778 BC ULC / New Red Finance, Inc.
3.88% due 01/15/28[5]	150,000	130,188
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[5]	150,000	127,875
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[5]	125,000	106,250
Station Casinos LLC
4.63% due 12/01/31[5]	125,000	97,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Wabash National Corp.
4.50% due 10/15/28[5]	125,000	$95,625
Michaels Companies, Inc.
5.25% due 05/01/28[5]	100,000	78,597
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[5]	75,000	75,925
Tempur Sealy International, Inc.
3.88% due 10/15/31[5]	100,000	75,000
Asbury Automotive Group, Inc.
5.00% due 02/15/32[5]	75,000	61,312
Superior Plus, LP
4.25% due 05/18/28[5]	CAD 75,000	51,360
Rite Aid Corp.
7.50% due 07/01/25[5]	38,000	30,780
Total Consumer, Cyclical		2,658,548

Energy - 7.5%
Parkland Corp.
4.63% due 05/01/30[5]	250,000	202,808
4.50% due 10/01/29[5]	225,000	182,394
NuStar Logistics, LP
5.63% due 04/28/27	200,000	179,002
6.38% due 10/01/30	100,000	86,883
6.00% due 06/01/26	75,000	70,125
CVR Energy, Inc.
5.75% due 02/15/28[5,6]	325,000	289,803
5.25% due 02/15/25[5]	25,000	22,985
ITT Holdings LLC
6.50% due 08/01/29[5]	325,000	260,000
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	225,000	202,500
6.88% due 01/15/29	50,000	42,311
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	227,000	215,083
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[5]	175,000	155,750
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	150,000	132,563
PDC Energy, Inc.
6.13% due 09/15/24	126,000	125,143
Rattler Midstream, LP
5.63% due 07/15/25[5]	100,000	99,957
Kinetik Holdings, LP
5.88% due 06/15/30[5]	75,000	71,446
Holly Energy Partners Limited Partnership / Holly Energy Finance Corp.
6.38% due 04/15/27[5]	50,000	47,063
Southwestern Energy Co.
5.38% due 02/01/29	50,000	46,380
Basic Energy Services, Inc.
due 10/15/23[7,8]	175,000	23,187
Total Energy		2,455,383
Basic Materials - 7.2%
Carpenter Technology Corp.
6.38% due 07/15/28	400,000	357,044
7.63% due 03/15/30	125,000	114,787
Minerals Technologies, Inc.
5.00% due 07/01/28[5]	275,000	239,332
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[5]	275,000	220,000
Arconic Corp.
6.00% due 05/15/25[5]	200,000	195,061
EverArc Escrow SARL
5.00% due 10/30/29[5]	225,000	189,386
Ingevity Corp.
3.88% due 11/01/28[5]	200,000	167,500
Clearwater Paper Corp.
4.75% due 08/15/28[5]	175,000	150,909
Kaiser Aluminum Corp.
4.63% due 03/01/28[5]	110,000	91,577
4.50% due 06/01/31[5]	75,000	56,766
Valvoline, Inc.
3.63% due 06/15/31[5]	125,000	100,000
4.25% due 02/15/30[5]	25,000	20,875
Diamond BC BV
4.63% due 10/01/29[5]	150,000	119,955
Compass Minerals International, Inc.
6.75% due 12/01/27[5]	125,000	113,125
WR Grace Holdings LLC
4.88% due 06/15/27[5]	125,000	108,780
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[5]	100,000	79,000
Mirabela Nickel Ltd.
due 06/24/19[7,8]	390,085	19,504
Total Basic Materials		2,343,601

Technology - 2.2%
NCR Corp.
6.13% due 09/01/29[5]	200,000	172,972
Minerva Merger Sub, Inc.
6.50% due 02/15/30[5]	175,000	145,528
Boxer Parent Company, Inc.
7.13% due 10/02/25[5]	100,000	95,756
Entegris Escrow Corp.
4.75% due 04/15/29[5]	100,000	93,123
MSCI, Inc.
3.88% due 02/15/31[5]	100,000	85,500
CDK Global, Inc.
5.25% due 05/15/29[5]	50,000	48,989
Central Parent Incorporated / Central Merger Sub Inc
7.25% due 06/15/29[5]	50,000	48,125
PTC, Inc.
4.00% due 02/15/28[5]	50,000	45,184
Total Technology		735,177

90 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Utilities - 2.0%
Terraform Global Operating LLC
6.13% due 03/01/26[5,6]	695,000	$660,547
Total Corporate Bonds
(Cost $31,330,717)		26,266,603

SENIOR FLOATING RATE INTERESTS††,◊ - 17.3%
Consumer, Cyclical - 5.1%
PetSmart LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	297,750	279,438
Blue Nile, Inc.
8.46% (3 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 02/17/23	174,375	166,528
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.00%) due 10/20/28	174,563	164,525
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
5.56% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	186,681	158,058
Congruex Group LLC
7.01% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 05/03/29	125,000	119,687
First Brands Group LLC
6.29% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	113,925	107,773
Apro LLC
5.38% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/16/26	99,000	92,317
Mavis Tire Express Services TopCo Corp.
5.75% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 05/04/28	89,244	82,328
FR Refuel LLC
6.44% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 11/08/28	65,919	63,612
6.00% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 11/08/28	8,750	8,444
CCRR Parent, Inc.
6.01% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/06/28	74,063	70,082
Holding SOCOTEC
6.25% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 06/30/28†††	74,250	68,310
Fertitta Entertainment LLC
5.53% (1 Month SOFR + 4.00%, Rate Floor: 4.00%) due 01/27/29	62,500	57,477
Sotheby’s
5.54% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 01/15/27	51,882	49,547
Galaxy US Opco, Inc.
6.28% (1 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 04/30/29	50,000	46,812
BCPE Empire Holdings, Inc.
6.25% (1 Month Term SOFR + 4.63%, Rate Floor: 5.13%) due 06/11/26	50,000	46,792
Rent-A-Center, Inc.
4.94% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 02/17/28	49,375	44,283
Sweetwater Sound
5.94% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 08/07/28	50,000	42,875
Total Consumer, Cyclical		1,668,888

Consumer, Non-cyclical - 3.7%
HAH Group Holding Co. LLC
7.21% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/29/27	148,175	141,137
SCP Eye Care Services LLC
6.00% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/16/28	126,563	120,551
Perrigo Investments LLC
3.65% (1 Month Term SOFR + 2.50%, Rate Floor: 3.00%) due 04/20/29	100,000	96,000
Del Monte Foods, Inc.
5.68% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 05/16/29	100,000	94,000
Quirch Foods Holdings LLC
6.82% (3 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 10/27/27†††	98,500	93,083
Women’s Care Holdings, Inc.
5.74% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28	99,000	92,268
Kronos Acquisition Holdings, Inc.
5.42% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	73,875	66,894
7.65% (1 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 12/22/26	24,875	24,346
Blue Ribbon LLC
7.06% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	96,250	87,587
Gibson Brands, Inc.
6.41% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 08/11/28	97,013	81,490
National Mentor Holdings, Inc.
5.75% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.50%) due 03/02/28	94,379	81,435
Balrog Acquisition, Inc.
5.57% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 09/05/28	74,625	68,655
Confluent Health LLC
5.67% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 11/30/28	63,762	59,086
Osmosis Holdings Australia II Pty Ltd.
due 07/31/28	61,111	55,408
Mission Veterinary Partners
5.67% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28	49,874	47,131
Total Consumer, Non-cyclical		1,209,071

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Industrial - 2.8%
Arcline FM Holdings LLC
7.63% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28†††	173,688	$162,832
Dispatch Terra Acquisition LLC
6.50% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28†††	148,624	134,505
Pelican Products, Inc.
6.50% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/29/28	124,375	115,669
LTI Holdings, Inc.
6.42% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 07/24/26	99,875	93,633
YAK MAT (YAK ACCESS LLC)
12.18% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	150,000	79,407
Michael Baker International LLC
6.67% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 12/01/28†††	74,625	72,013
Aegion Corp.
6.27% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28†††	74,437	67,924
Pro Mach Group, Inc.
5.67% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/31/28	71,085	66,908
Air Canada
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 08/11/28	50,000	46,000
United Airlines, Inc.
5.39% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 04/21/28	49,375	45,765
PECF USS Intermediate Holding III Corp.
5.92% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/15/28	49,750	44,775
Total Industrial		929,431

Technology - 2.7%
Datix Bidco Ltd.
6.19% (6 Month GBP LIBOR + 4.50%, Rate Floor: 5.19%) due 04/28/25†††	GBP 150,000	181,860
8.44% (6 Month GBP SONIA + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	GBP 75,000	90,837
Peraton Corp.
5.42% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	242,646	227,350
Polaris Newco LLC
5.67% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 06/02/28	141,427	130,315
Taxware Holdings (Sovos Compliance LLC)
6.17% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 08/11/28	63,636	59,778
due 08/11/28	11,045	11,017
Apttus Corp.
5.62% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28	74,438	69,599
Atlas CC Acquisition Corp.
5.82% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	74,250	68,450
Planview Parent, Inc.
5.67% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	49,375	46,412
Total Technology		885,618

Communications - 1.6%
McGraw Hill LLC
5.55% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 07/28/28	198,624	179,423
Xplornet Communications, Inc.
5.67% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 10/02/28	124,063	112,985
Playtika Holding Corp.
4.42% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 03/13/28	98,750	92,887
Titan AcquisitionCo New Zealand Ltd. (Trade Me)
6.25% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 10/18/28	74,813	70,449
Cengage Learning Acquisitions, Inc.
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 07/14/26	74,438	66,959
Total Communications		522,703

Financial - 0.7%
Franchise Group, Inc.
6.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	101,931	92,672
Claros Mortgage Trust, Inc.
5.73% (1 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 08/09/26	91,540	87,192
Eisner Advisory Group
6.39% (1 Month Term SOFR + 4.86%, Rate Floor: 4.86%) due 07/28/28†††	49,750	46,268
Total Financial		226,132

Basic Materials - 0.4%
NIC Acquisition Corp.
6.00% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	98,998	86,211
Ascend Performance Materials Operations LLC
7.00% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 08/27/26	49,747	48,379
Total Basic Materials		134,590

92 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES P (HIGH YIELD SERIES)

	Face Amount~	Value
Energy - 0.3%
TransMontaigne Operating Company LP
4.55% ((1 Month USD LIBOR + 3.50%) and (6 Month USD LIBOR + 3.50%), Rate Floor: 4.00%) due 11/17/28	74,813	$70,682
Permian Production Partners LLC
9.67% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.67%) (in-kind rate was 2.00%) due 11/24/25†††,9	18,180	18,134
Total Energy		88,816

Total Senior Floating Rate Interests
(Cost $6,122,076)		5,665,249
U.S. TREASURY BILLS†† - 0.3%
U.S. Treasury Bills
0.89% due 08/02/22[10]	90,000	89,908
Total U.S. Treasury Bills
(Cost $89,929)		89,908

Total Investments - 102.0%
(Cost $39,734,691)		$33,392,995
Other Assets & Liabilities, net - (2.0)%		(657,435)
Total Net Assets - 100.0%		$32,735,560

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation**
BofA Securities, Inc.	ICE	CDX.NA.HY.38.V2	5.00%	Quarterly	06/20/27	$1,386,000	$40,108	$(29,329)	$69,437

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Goldman Sachs International	CAD	Sell	67,000	52,118 USD	07/15/22	$55
Barclays Bank plc	GBP	Sell	226,000	275,163 USD	07/15/22	3
Barclays Bank plc	EUR	Sell	229,000	239,888 USD	07/15/22	(243)
						$(185)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES P (HIGH YIELD SERIES)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at June 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Special Purpose Acquisition Company (SPAC).
[2]	Affiliated issuer.
[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]	Rate indicated is the 7-day yield as of June 30, 2022.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $22,619,822 (cost $26,650,952), or 69.1% of total net assets.

[6]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At June 30, 2022, the total market value of segregated or earmarked securities was $1,1661,350 — See Note 11.

[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $110,318 (cost $628,103), or 0.3% of total net assets — See Note 9.

[8]	Security is in default of interest and/or principal obligations.
[9]	Payment-in-kind security.
[10]	Rate indicated is the effective yield at the time of purchase.
BofA — Bank of America
CAD — Canadian Dollar
CDX.NA.HY.38.V2 — Credit Default Swap North American High Yield Series 38 Index Version 2
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average

See Sector Classification in Other Information section.

94 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES P (HIGH YIELD SERIES)

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$315,353	$220,848	$28,000	$564,201
Preferred Stocks	—	529,793	2	529,795
Warrants	1,830	—	—	1,830
Money Market Fund	275,409	—	—	275,409
Corporate Bonds	—	26,266,603	—	26,266,603
Senior Floating Rate Interests	—	4,729,483	935,766	5,665,249
U.S. Treasury Bills	—	89,908	—	89,908
Credit Default Swap Agreements**	—	69,437	—	69,437
Forward Foreign Currency Exchange Contracts**	—	58	—	58
Total Assets	$592,592	$31,906,130	$963,768	$33,462,490

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$—	$243	$—	$243
Unfunded Loan Commitments (Note 8)	—	—	4,040	4,040
Total Liabilities	$—	$243	$4,040	$4,283

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $1,172,183 are categorized as Level 2 within the disclosure hierarchy — See Note 11.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at June 30, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$27,684	Enterprise Value	Valuation Multiple	1.6x-8.6x	2.1x
Common Stocks	316	Model Price	Liquidation Value	—	—
Preferred Stocks	2	Model Price	Liquidation Value	—	8.5%
Senior Floating Rate Interests	663,069	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	272,697	Yield Analysis	Yield	7.4%-10.7%	8.5%
Total Assets	$963,768
Liabilities:
Unfunded Loan Commitments	$4,040	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
SERIES P (HIGH YIELD SERIES)

Transfer between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended June 30, 2022, the Fund had securities with a total value of $433,571 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $300,666 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended June 30, 2022:

	Assets				Liabilities
	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$673,373	$209,563	$2	$882,938	$(169)
Purchases/(Receipts)	212	—	—	212	(104)
(Sales, maturities and paydowns)/Fundings	(17,300)	—	—	(17,300)	373
Amortization of premiums/discounts	6,000	—	—	6,000	—
Total realized gains (losses) included in earnings	—	—	—	—	(228)
Total change in unrealized appreciation (depreciation) included in earnings	(49,720)	8,733	—	(40,987)	(3,912)
Transfers into Level 3	433,571	—	—	433,571	—
Transfers out of Level 3	(110,370)	(190,296)	—	(300,666)	—
Ending Balance	$935,766	$28,000	$2	$963,768	$(4,040)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at June 30, 2022	$(45,884)	$2,786	$—	$(43,098)	$(3,949)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended June 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/22	Shares 06/30/22
Common Stocks
BP Holdco LLC *	$368	$—	$—	$—	$—	$368	523

*	Non-income producing security.

96 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $39,734,506)	$33,392,627
Investments in affiliated issuers, at value (cost $185)	368
Segregated cash with broker	18,465
Foreign currency, at value (cost $29)	29
Cash	52,075
Unrealized appreciation on forward foreign currency exchange contracts	58
Prepaid expenses	286
Receivables:
Interest	515,032
Securities sold	165,000
Fund shares sold	72,012
Variation margin on credit default swap agreements	1,499
Total assets	34,217,451

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $260)	4,040
Reverse repurchase agreements (Note 11)	1,172,183
Unamortized upfront premiums received on credit default swap agreements	29,329
Unrealized depreciation on forward foreign currency exchange contracts	243
Payable for:
Securities purchased	200,084
Management fees	10,689
Fund shares redeemed	8,791
Distribution and service fees	7,052
Trustees’ fees*	4,664
Fund accounting/administration fees	2,440
Protection fees on credit default swap agreements	2,117
Transfer agent/maintenance fees	2,067
Miscellaneous	38,192
Total liabilities	1,481,891
Commitments and contingent liabilities (Note 12)	—
Net assets	$32,735,560

Net assets consist of:
Paid in capital	$43,992,263
Total distributable earnings (loss)	(11,256,703)
Net assets	$32,735,560
Capital shares outstanding	1,360,693
Net asset value per share	$24.06

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2022

Investment Income:
Dividends from unaffiliated issuers	$25,672
Interest from unaffiliated issuers	1,104,241
Total investment income	1,129,913

Expenses:
Management fees	111,819
Distribution and service fees	46,591
Transfer agent/maintenance fees	12,616
Professional fees	20,439
Fund accounting/administration fees	16,770
Trustees’ fees*	7,367
Custodian fees	3,357
Line of credit fees	1,293
Miscellaneous	3,944
Total expenses	224,196
Less:
Expenses waived by Adviser	(25,515)
Net expenses	198,681
Net investment income	931,232

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(322,575)
Investments sold short	(250)
Swap agreements	(14,311)
Forward foreign currency exchange contracts	53,961
Foreign currency transactions	(1,566)
Net realized loss	(284,741)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,751,851)
Swap agreements	69,437
Forward foreign currency exchange contracts	11,698
Foreign currency translations	(131)
Net change in unrealized appreciation (depreciation)	(5,670,847)
Net realized and unrealized loss	(5,955,588)
Net decrease in net assets resulting from operations	$(5,024,356)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 97

SERIES P (HIGH YIELD SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$931,232	$2,152,479
Net realized gain (loss) on investments	(284,741)	1,302,748
Net change in unrealized appreciation (depreciation) on investments	(5,670,847)	(978,489)
Net increase (decrease) in net assets resulting from operations	(5,024,356)	2,476,738

Distributions to shareholders	—	(2,204,042)

Capital share transactions:
Proceeds from sale of shares	3,585,250	90,239,472
Distributions reinvested	—	2,204,042
Cost of shares redeemed	(10,417,264)	(93,277,254)
Net decrease from capital share transactions	(6,832,014)	(833,740)
Net decrease in net assets	(11,856,370)	(561,044)

Net assets:
Beginning of period	44,591,930	45,152,974
End of period	$32,735,560	$44,591,930

Capital share activity:
Shares sold	139,305	3,257,017
Shares issued from reinvestment of distributions	—	81,180
Shares redeemed	(396,968)	(3,362,102)
Net decrease in shares	(257,663)	(23,905)

98 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2022[a]	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$27.55	$27.49	$28.39	$27.51	$31.13	$30.82
Income (loss) from investment operations:
Net investment income (loss)[b]	.65	1.30	1.37	1.68	1.79	1.81
Net gain (loss) on investments (realized and unrealized)	(4.14)	.18	(.21)	1.45	(2.99)	.09
Total from investment operations	(3.49)	1.48	1.16	3.13	(1.20)	1.90
Less distributions from:
Net investment income	—	(1.42)	(2.06)	(2.25)	(2.42)	(1.59)
Total distributions	—	(1.42)	(2.06)	(2.25)	(2.42)	(1.59)
Net asset value, end of period	$24.06	$27.55	$27.49	$28.39	$27.51	$31.13

Total Return[c]	(12.67%)	5.41%	4.64%	11.59%	(4.16%)	6.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,736	$44,592	$45,153	$54,288	$52,504	$79,272
Ratios to average net assets:
Net investment income (loss)	5.00%	4.70%	5.13%	5.89%	5.98%	5.79%
Total expenses[d]	1.20%	1.28%	1.38%	1.31%	1.42%	1.40%
Net expenses[e,f,g]	1.07%	1.08%	1.12%	1.10%	1.26%	1.33%
Portfolio turnover rate	14%	76%	84%	58%	51%	76%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
—	—	—	—	0.00%*	0.02%

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
1.06%	1.06%	1.07%	1.07%	1.07%	1.07%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

SERIES Q (SMALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2000

Ten Largest Holdings (% of Total Net Assets)
Pioneer Natural Resources Co.	3.7%
iShares Russell 2000 Value ETF	2.5%
Prosperity Bancshares, Inc.	2.0%
Black Hills Corp.	1.8%
Unum Group	1.6%
Physicians Realty Trust	1.5%
MDU Resources Group, Inc.	1.5%
BOK Financial Corp.	1.4%
Encompass Health Corp.	1.4%
Littelfuse, Inc.	1.4%
Top Ten Total	18.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2022

	6 Month‡	1 Year	5 Year	10 Year
Series Q (Small Cap Value Series)	(11.48%)	(9.41%)	4.24%	8.05%
Russell 2000 Value Index	(17.31%)	(16.28%)	4.89%	9.05%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

100 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 93.2%

Financial - 29.1%
Prosperity Bancshares, Inc.	18,247	$1,245,723
Unum Group	29,058	988,553
Physicians Realty Trust REIT	54,266	946,942
BOK Financial Corp.	11,964	904,239
Cathay General Bancorp	21,370	836,635
LXP Industrial Trust REIT	75,011	805,618
Hanmi Financial Corp.	35,569	798,168
Hancock Whitney Corp.	17,715	785,306
CNO Financial Group, Inc.	38,808	702,037
Axis Capital Holdings Ltd.	12,130	692,502
Banc of California, Inc.	37,010	652,116
First Merchants Corp.	17,843	635,568
Zions Bancorp North America	11,742	597,668
Stifel Financial Corp.	10,167	569,555
STAG Industrial, Inc. REIT	17,048	526,442
Citizens Financial Group, Inc.	14,371	512,901
MGIC Investment Corp.	39,769	501,089
Independent Bank Group, Inc.	7,348	499,003
Simmons First National Corp. — Class A	23,197	493,168
Apple Hospitality REIT, Inc.	30,185	442,814
Flagstar Bancorp, Inc.	12,439	440,963
Old Republic International Corp.	17,213	384,883
Sunstone Hotel Investors, Inc. REIT*	35,434	351,505
Old National Bancorp	22,835	337,730
Kennedy-Wilson Holdings, Inc.	17,252	326,753
Trustmark Corp.	10,996	320,973
Heartland Financial USA, Inc.	7,689	319,401
Piedmont Office Realty Trust, Inc. — Class A REIT	22,755	298,546
First Hawaiian, Inc.	12,966	294,458
Virtu Financial, Inc. — Class A	12,488	292,344
Park Hotels & Resorts, Inc. REIT	19,249	261,209
RMR Group, Inc. — Class A	7,220	204,687
Wintrust Financial Corp.	1,990	159,498
Heritage Insurance Holdings, Inc.	29,534	77,970
Total Financial		18,206,967

Industrial - 23.6%
MDU Resources Group, Inc.	33,968	916,797
Littelfuse, Inc.	3,479	883,805
GATX Corp.	8,802	828,796
Curtiss-Wright Corp.	6,275	828,677
Graphic Packaging Holding Co.	39,961	819,200
Kirby Corp.*	13,407	815,682
Sanmina Corp.*	18,569	756,315
Knight-Swift Transportation Holdings, Inc.	15,260	706,385
Valmont Industries, Inc.	2,731	613,464
Enovis Corp.*	10,676	587,180
Arcosa, Inc.	11,584	537,845
Terex Corp.	18,854	516,034
Moog, Inc. — Class A	6,196	491,900
Altra Industrial Motion Corp.	12,814	451,693
Zurn Water Solutions Corp.	15,500	422,220
PGT Innovations, Inc.*	25,188	419,128
Energizer Holdings, Inc.	14,705	416,887
Daseke, Inc.*	58,964	376,780
Stoneridge, Inc.*	20,250	347,288
Sonoco Products Co.	5,696	324,900
Esab Corp.	7,106	310,888
Park Aerospace Corp.	24,234	309,226
Belden, Inc.	5,787	308,274
Plexus Corp.*	3,817	299,635
Summit Materials, Inc. — Class A*	12,701	295,806
Advanced Energy Industries, Inc.	3,990	291,190
EnerSys	4,571	269,506
Owens Corning	3,599	267,442
Kennametal, Inc.	11,020	255,995
Smith-Midland Corp.*	9,338	130,732
Total Industrial		14,799,670

Consumer, Cyclical - 11.8%
Alaska Air Group, Inc.*	18,767	751,618
Methode Electronics, Inc.	19,751	731,577
H&E Equipment Services, Inc.	24,579	712,054
Avient Corp.	17,177	688,454
Meritage Homes Corp.*	8,962	649,745
Whirlpool Corp.	4,136	640,542
MSC Industrial Direct Company, Inc. — Class A	8,379	629,347
Rush Enterprises, Inc. — Class A	10,883	524,561
Hawaiian Holdings, Inc.*	31,086	444,841
Lakeland Industries, Inc.*	21,184	325,386
Leggett & Platt, Inc.	8,870	306,725
Marriott Vacations Worldwide Corp.	2,255	262,031
Newell Brands, Inc.	13,715	261,134
Macy’s, Inc.	13,170	241,274
Dana, Inc.	15,507	218,183
Total Consumer, Cyclical		7,387,472

Energy - 6.5%
Pioneer Natural Resources Co.	10,421	2,324,716
Chesapeake Energy Corp.	9,469	767,936
CNX Resources Corp.*	40,226	662,120
Patterson-UTI Energy, Inc.	19,446	306,469
Total Energy		4,061,241

Consumer, Non-cyclical - 5.9%
Encompass Health Corp.	15,933	893,045
Ingredion, Inc.	9,108	802,961
Central Garden & Pet Co. — Class A*	16,553	662,285
US Foods Holding Corp.*	14,845	455,445
Integer Holdings Corp.*	6,366	449,821
Perdoceo Education Corp.*	20,801	245,036
Ironwood Pharmaceuticals, Inc. — Class A*	16,911	194,984
Total Consumer, Non-cyclical		3,703,577

Utilities - 5.2%
Black Hills Corp.	15,654	1,139,142
OGE Energy Corp.	19,004	732,794
Spire, Inc.	7,249	539,108

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value
Avista Corp.	9,559	$415,912
ALLETE, Inc.	6,868	403,701
Total Utilities		3,230,657

Basic Materials - 4.5%
Huntsman Corp.	28,622	811,434
Reliance Steel & Aluminum Co.	3,874	658,037
Ashland Global Holdings, Inc.	6,259	644,990
Element Solutions, Inc.	24,781	441,102
Commercial Metals Co.	8,977	297,139
Total Basic Materials		2,852,702

Technology - 4.5%
Science Applications International Corp.	8,332	775,709
DXC Technology Co.*	24,545	743,959
Conduent, Inc.*	95,977	414,621
Amkor Technology, Inc.	24,185	409,935
Silicon Laboratories, Inc.*	2,327	326,292
Power Integrations, Inc.	2,092	156,921
Total Technology		2,827,437

Communications - 2.1%
Ciena Corp.*	10,256	468,699
Gray Television, Inc.	25,944	438,194
Infinera Corp.*	80,707	432,590
Total Communications		1,339,483

Total Common Stocks
(Cost $56,569,574)		58,409,206

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,1	116,667	—

Total Convertible Preferred Stocks
(Cost $111,409)		—

RIGHTS† - 0.1%
Basic Materials - 0.1%
Pan American Silver Corp.*	81,258	57,661
Total Rights
(Cost $—)		57,661

EXCHANGE-TRADED FUNDS† - 2.5%
iShares Russell 2000 Value ETF	11,483	1,563,410
Total Exchange-Traded Funds
(Cost $1,301,506)		1,563,410

MONEY MARKET FUND† - 4.1%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.97%[2]	2,546,079	2,546,079
Total Money Market Fund
(Cost $2,546,079)		2,546,079

Total Investments - 99.9%
(Cost $60,528,568)		$62,576,356
Other Assets & Liabilities, net - 0.1%		33,290
Total Net Assets - 100.0%		$62,609,646

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Rate indicated is the 7-day yield as of June 30, 2022.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$58,409,206	$—	$—		$58,409,206
Convertible Preferred Stocks	—	—	—	*	—
Rights	57,661	—	—		57,661
Exchange-Traded Funds	1,563,410	—	—		1,563,410
Money Market Fund	2,546,079	—	—		2,546,079
Total Assets	$62,576,356	$—	$—		$62,576,356

*	Security has a market value of $0.

102 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2022

Assets:
Investments, at value (cost $60,528,568)	$62,576,356
Cash	1
Prepaid expenses	229
Receivables:
Dividends	78,013
Securities sold	55,983
Interest	1,528
Fund shares sold	372
Total assets	62,712,482

Liabilities:
Payable for:
Management fees	35,464
Fund shares redeemed	21,599
Distribution and service fees	13,573
Professional fees	12,660
Trustees’ fees*	5,620
Fund accounting/administration fees	3,939
Transfer agent/maintenance fees	2,138
Miscellaneous	7,843
Total liabilities	102,836
Commitments and contingent liabilities (Note 12)	—
Net assets	$62,609,646

Net assets consist of:
Paid in capital	$52,849,045
Total distributable earnings (loss)	9,760,601
Net assets	$62,609,646
Capital shares outstanding	1,514,377
Net asset value per share	$41.34

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2022

Investment Income:
Dividends	$734,426
Interest	3,307
Total investment income	737,733

Expenses:
Management fees	263,492
Distribution and service fees	87,830
Transfer agent/maintenance fees	12,573
Fund accounting/administration fees	27,192
Professional fees	16,185
Trustees’ fees*	7,369
Custodian fees	1,121
Line of credit fees	876
Miscellaneous	3,699
Total expenses	420,337
Less:
Expenses waived by Adviser	(23,863)
Net expenses	396,474
Net investment income	341,259

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,561,835
Net realized gain	3,561,835
Net change in unrealized appreciation (depreciation) on:
Investments	(12,143,827)
Net change in unrealized appreciation (depreciation)	(12,143,827)
Net realized and unrealized loss	(8,581,992)
Net decrease in net assets resulting from operations	$(8,240,733)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 103

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$341,259	$454,119
Net realized gain on investments	3,561,835	7,938,808
Net change in unrealized appreciation (depreciation) on investments	(12,143,827)	8,020,621
Net increase (decrease) in net assets resulting from operations	(8,240,733)	16,413,548

Distributions to shareholders	—	(557,150)

Capital share transactions:
Proceeds from sale of shares	3,457,733	8,061,437
Distributions reinvested	—	557,150
Cost of shares redeemed	(6,443,991)	(15,056,587)
Net decrease from capital share transactions	(2,986,258)	(6,438,000)
Net increase (decrease) in net assets	(11,226,991)	9,418,398

Net assets:
Beginning of period	73,836,637	64,418,239
End of period	$62,609,646	$73,836,637

Capital share activity:
Shares sold	75,404	179,207
Shares issued from reinvestment of distributions	—	12,764
Shares redeemed	(142,200)	(338,001)
Net decrease in shares	(66,796)	(146,030)

104 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2022[a]	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$46.70	$37.30	$41.39	$36.18	$45.89	$46.02
Income (loss) from investment operations:
Net investment income (loss)[b]	.22	.27	.32	.32	.30	.05
Net gain (loss) on investments (realized and unrealized)	(5.58)	9.47	(1.36)	7.62	(5.28)	1.58
Total from investment operations	(5.36)	9.74	(1.04)	7.94	(4.98)	1.63
Less distributions from:
Net investment income	—	(.34)	(.37)	(.33)	(.16)	(.17)
Net realized gains	—	—	(2.68)	(2.40)	(4.57)	(1.59)
Total distributions	—	(.34)	(3.05)	(2.73)	(4.73)	(1.76)
Net asset value, end of period	$41.34	$46.70	$37.30	$41.39	$36.18	$45.89

Total Return[c]	(11.48%)	26.18%	(0.97%)	22.58%	(12.66%)	3.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,610	$73,837	$64,418	$74,015	$68,349	$98,726
Ratios to average net assets:
Net investment income (loss)	0.97%	0.61%	0.97%	0.80%	0.68%	0.11%
Total expenses[d]	1.20%	1.21%	1.29%	1.29%	1.26%	1.23%
Net expenses[e,f,g]	1.13%	1.13%	1.14%	1.14%	1.14%	1.14%
Portfolio turnover rate	19%	32%	32%	54%	37%	32%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

06/30/2022[a]	12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017
—	—	—	—	—	0.00%*

*	Less than 0.01%

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

06/30/2022[a]	12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017
1.13%	1.13%	1.13%	1.14%	1.14%	1.12%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 105

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

SERIES V (SMID CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1997

Ten Largest Holdings (% of Total Net Assets)
Pioneer Natural Resources Co.	4.3%
Bunge Ltd.	2.3%
Unum Group	2.1%
Evolent Health, Inc. — Class A	2.0%
Prosperity Bancshares, Inc.	2.0%
Black Hills Corp.	2.0%
Physicians Realty Trust	1.8%
Littelfuse, Inc.	1.6%
Graphic Packaging Holding Co.	1.5%
LKQ Corp.	1.5%
Top Ten Total	21.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2022

	6 Month‡	1 Year	5 Year	10 Year
Series V (SMid Cap Value Series)	(9.83%)	(7.22%)	7.19%	9.92%
Russell 2500 Value Index	(16.66%)	(13.19%)	5.54%	9.54%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

106 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
SERIES V (SMID CAP VALUE SERIES)

	Shares	Value
COMMON STOCKS† - 96.0%

Financial - 24.1%
Unum Group	96,805	$3,293,306
Prosperity Bancshares, Inc.	46,351	3,164,383
Physicians Realty Trust REIT	164,446	2,869,583
VICI Properties, Inc. REIT	70,712	2,106,511
BOK Financial Corp.	27,458	2,075,276
Alexandria Real Estate Equities, Inc. REIT	14,205	2,060,151
Alleghany Corp.*	2,070	1,724,517
Axis Capital Holdings Ltd.	29,809	1,701,796
Sun Communities, Inc. REIT	10,576	1,685,391
First Merchants Corp.	45,715	1,628,368
Stifel Financial Corp.	26,146	1,464,699
Voya Financial, Inc.	21,525	1,281,383
KeyCorp	72,582	1,250,588
Virtu Financial, Inc. — Class A	53,350	1,248,924
Apple Hospitality REIT, Inc.	82,613	1,211,933
Old Republic International Corp.	46,321	1,035,737
Zions Bancorp North America	18,375	935,287
Gaming and Leisure Properties, Inc. REIT	19,571	897,526
Heartland Financial USA, Inc.	21,485	892,487
Old National Bancorp	58,005	857,894
Medical Properties Trust, Inc. REIT	53,620	818,777
STAG Industrial, Inc. REIT	26,463	817,177
Trustmark Corp.	27,785	811,044
Hancock Whitney Corp.	18,175	805,698
First Hawaiian, Inc.	32,761	744,002
Park Hotels & Resorts, Inc. REIT	50,975	691,731
Wintrust Financial Corp.	5,055	405,158
Heritage Insurance Holdings, Inc.	74,765	197,380
Total Financial		38,676,707

Industrial - 19.7%
Littelfuse, Inc.	10,214	2,594,764
Graphic Packaging Holding Co.	119,885	2,457,642
Kirby Corp.*	38,649	2,351,405
Curtiss-Wright Corp.	16,040	2,118,242
Knight-Swift Transportation Holdings, Inc.	42,599	1,971,908
Valmont Industries, Inc.	7,997	1,796,366
Johnson Controls International plc	32,961	1,578,172
Enovis Corp.*	27,084	1,489,620
Arcosa, Inc.	28,950	1,344,149
Terex Corp.	47,683	1,305,084
Zurn Water Solutions Corp.	42,569	1,159,580
Energizer Holdings, Inc.	40,672	1,153,051
Altra Industrial Motion Corp.	32,424	1,142,946
PGT Innovations, Inc.*	68,573	1,141,055
GATX Corp.	11,670	1,098,847
Daseke, Inc.*	147,451	942,212
Stoneridge, Inc.*	51,265	879,195
Sonoco Products Co.	14,545	829,647
Esab Corp.	17,760	777,000
Plexus Corp.*	9,638	756,583
Advanced Energy Industries, Inc.	10,258	748,629
Park Aerospace Corp.	55,250	704,990
EnerSys	11,333	668,194
Kennametal, Inc.	28,392	659,546
Smith-Midland Corp.*	4,695	65,730
Total Industrial		31,734,557

Consumer, Non-cyclical - 12.5%
Bunge Ltd.	40,835	3,703,326
Ingredion, Inc.	25,798	2,274,352
J M Smucker Co.	15,120	1,935,511
Henry Schein, Inc.*	25,168	1,931,392
Encompass Health Corp.	31,114	1,743,940
Central Garden & Pet Co. — Class A*	43,114	1,724,991
Tyson Foods, Inc. — Class A	18,994	1,634,623
US Foods Holding Corp.*	45,191	1,386,460
Integer Holdings Corp.*	17,381	1,228,142
Quest Diagnostics, Inc.	6,475	861,045
Prothena Corporation plc*	20,990	569,879
Jazz Pharmaceuticals plc*	3,354	523,258
Ironwood Pharmaceuticals, Inc. — Class A*	42,997	495,755
Total Consumer, Non-cyclical		20,012,674

Consumer, Cyclical - 11.9%
LKQ Corp.	48,239	2,368,052
Avient Corp.	46,496	1,863,560
H&E Equipment Services, Inc.	61,426	1,779,511
MSC Industrial Direct Company, Inc. — Class A	22,407	1,682,990
DR Horton, Inc.	24,721	1,636,283
Methode Electronics, Inc.	43,794	1,622,130
Whirlpool Corp.	9,535	1,476,686
Alaska Air Group, Inc.*	32,117	1,286,286
Ralph Lauren Corp. — Class A	13,536	1,213,502
Leggett & Platt, Inc.	22,402	774,661
PVH Corp.	11,908	677,565
Newell Brands, Inc.	35,094	668,190
Marriott Vacations Worldwide Corp.	5,658	657,460
Lakeland Industries, Inc.*	35,963	552,392
Dana, Inc.	38,966	548,251
Meritage Homes Corp.*	5,181	375,622
Total Consumer, Cyclical		19,183,141

Technology - 8.4%
Evolent Health, Inc. — Class A*	104,193	3,199,767
Teradyne, Inc.	25,467	2,280,570
Science Applications International Corp.	23,262	2,165,692
Leidos Holdings, Inc.	19,309	1,944,609
DXC Technology Co.*	61,893	1,875,977
Silicon Laboratories, Inc.*	8,862	1,242,630
Power Integrations, Inc.	10,709	803,282
Total Technology		13,512,527

Energy - 6.5%
Pioneer Natural Resources Co.	30,929	6,899,641
Chesapeake Energy Corp.	23,809	1,930,910
Kinder Morgan, Inc.	47,986	804,245
Patterson-UTI Energy, Inc.	49,799	784,832
HydroGen Corp.*,†††,1	672,346	1
Total Energy		10,419,629

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES V (SMID CAP VALUE SERIES)

	Shares	Value
Basic Materials - 6.4%
Huntsman Corp.	80,652	$2,286,484
Westlake Corp.	23,085	2,262,792
Ashland Global Holdings, Inc.	17,628	1,816,566
Reliance Steel & Aluminum Co.	9,765	1,658,683
Element Solutions, Inc.	67,298	1,197,904
Nucor Corp.	9,527	994,714
Total Basic Materials		10,217,143

Utilities - 5.1%
Black Hills Corp.	43,060	3,133,476
Pinnacle West Capital Corp.	26,160	1,912,819
OGE Energy Corp.	48,097	1,854,621
Spire, Inc.	17,968	1,336,280
Total Utilities		8,237,196

Communications - 1.4%
Ciena Corp.*	25,828	1,180,339
Infinera Corp.*	205,924	1,103,753
Total Communications		2,284,092

Total Common Stocks
(Cost $144,637,789)		154,277,666

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,2	308,333	1

Total Convertible Preferred Stocks
(Cost $294,438)		1

RIGHTS† - 0.1%
Basic Materials - 0.1%
Pan American Silver Corp.*	220,317	156,337
Total Rights
(Cost $—)		156,337

MONEY MARKET FUND† - 3.9%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.97%[3]	6,299,006	6,299,006
Total Money Market Fund
(Cost $6,299,006)		6,299,006

Total Investments - 100.0%
(Cost $151,231,233)		$160,733,010
Other Assets & Liabilities, net - 0.0%		40,785
Total Net Assets - 100.0%		$160,773,795

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of June 30, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

108 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
SERIES V (SMID CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$154,277,665	$—	$1	$154,277,666
Convertible Preferred Stocks	—	—	1	1
Rights	156,337	—	—	156,337
Money Market Fund	6,299,006	—	—	6,299,006
Total Assets	$160,733,008	$—	$2	$160,733,010

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended June 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/22	Shares 06/30/22
Common Stock
HydroGen Corp.*	$1	$—	$—	$—	$—	$1	672,346

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 109

SERIES V (SMID CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $148,659,658)	$160,733,009
Investments in affiliated issuers, at value (cost $2,571,575)	1
Prepaid expenses	1,028
Receivables:
Dividends	229,303
Fund shares sold	18,506
Interest	2,662
Total assets	160,984,509

Liabilities:
Payable for:
Management fees	70,043
Fund shares redeemed	44,461
Distribution and service fees	34,524
Professional fees	23,805
Fund accounting/administration fees	9,773
Trustees’ fees*	7,755
Transfer agent/maintenance fees	2,689
Miscellaneous	17,664
Total liabilities	210,714
Commitments and contingent liabilities (Note 12)	—
Net assets	$160,773,795

Net assets consist of:
Paid in capital	$119,380,793
Total distributable earnings (loss)	41,393,002
Net assets	$160,773,795
Capital shares outstanding	2,145,258
Net asset value per share	$74.94

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers	$1,831,929
Interest	4,588
Total investment income	1,836,517

Expenses:
Management fees	666,466
Distribution and service fees	222,155
Transfer agent/maintenance fees	12,401
Fund accounting/administration fees	62,813
Professional fees	28,242
Trustees’ fees*	8,201
Custodian fees	3,294
Line of credit fees	2,246
Miscellaneous	3,733
Total expenses	1,009,551
Less:
Expenses waived by Adviser	(211,068)
Net expenses	798,483
Net investment income	1,038,034

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	10,870,185
Net realized gain	10,870,185
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(29,504,141)
Net change in unrealized appreciation (depreciation)	(29,504,141)
Net realized and unrealized loss	(18,633,956)
Net decrease in net assets resulting from operations	$(17,595,922)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

110 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (SMID CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,038,034	$1,441,071
Net realized gain on investments	10,870,185	23,340,393
Net change in unrealized appreciation (depreciation) on investments	(29,504,141)	14,828,004
Net increase (decrease) in net assets resulting from operations	(17,595,922)	39,609,468

Distributions to shareholders	—	(3,140,125)

Capital share transactions:
Proceeds from sale of shares	2,158,590	5,172,278
Distributions reinvested	—	3,140,125
Cost of shares redeemed	(11,161,844)	(29,848,950)
Net decrease from capital share transactions	(9,003,254)	(21,536,547)
Net increase (decrease) in net assets	(26,599,176)	14,932,796

Net assets:
Beginning of period	187,372,971	172,440,175
End of period	$160,773,795	$187,372,971

Capital share activity:
Shares sold	27,003	64,686
Shares issued from reinvestment of distributions	—	40,140
Shares redeemed	(136,193)	(374,637)
Net decrease in shares	(109,190)	(269,811)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 111

SERIES V (SMID CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2022[a]	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$83.11	$68.31	$69.18	$61.70	$82.36	$74.35
Income (loss) from investment operations:
Net investment income (loss)[b]	.47	.61	1.21	.68	.53	(.16)
Net gain (loss) on investments (realized and unrealized)	(8.64)	15.53	1.10 [f]	15.01	(9.07)	10.16
Total from investment operations	(8.17)	16.14	2.31	15.69	(8.54)	10.00
Less distributions from:
Net investment income	—	(1.34)	(.77)	(.64)	(.49)	(.52)
Net realized gains	—	—	(2.41)	(7.57)	(11.63)	(1.47)
Total distributions	—	(1.34)	(3.18)	(8.21)	(12.12)	(1.99)
Net asset value, end of period	$74.94	$83.11	$68.31	$69.18	$61.70	$82.36

Total Return[c]	(9.83%)	23.75%	4.30%	26.70%	(12.97%)	13.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$160,774	$187,373	$172,440	$195,207	$176,113	$242,217
Ratios to average net assets:
Net investment income (loss)	1.17%	0.76%	2.05%	1.01%	0.68%	(0.21%)
Total expenses	1.14%	1.14%	1.22%	1.19%	1.19%	1.10%
Net expenses[d,e]	0.90%	0.90%	0.90%	0.91%	0.91%	0.91%
Portfolio turnover rate	21%	34%	38%	41%	65%	54%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.90%	0.90%	0.90%	0.91%	0.91%	0.89%

[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

112 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: October 15, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	33.4%
Guggenheim Variable Insurance Strategy Fund III	27.4%
Guggenheim Strategy Fund II	10.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	1.2%
AMN Healthcare Services, Inc.	0.4%
UFP Industries, Inc.	0.4%
CSG Systems International, Inc.	0.3%
Preferred Bank/Los Angeles CA	0.3%
HB Fuller Co.	0.3%
Banner Corp.	0.3%
Top Ten Total	74.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2022

	6 Month‡	1 Year	5 Year	10 Year
Series X (StylePlus—Small Growth Series)	(29.38%)	(31.77%)	4.50%	9.46%
Russell 2000 Growth Index	(29.45%)	(33.43%)	4.80%	9.30%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 23.4%

Consumer, Non-cyclical - 4.6%
AMN Healthcare Services, Inc.*	905	$99,287
Prestige Consumer Healthcare, Inc.*	1,262	74,205
Omnicell, Inc.*	591	67,226
Alarm.com Holdings, Inc.*	1,080	66,809
LeMaitre Vascular, Inc.	1,242	56,573
Supernus Pharmaceuticals, Inc.*	1,952	56,452
Xencor, Inc.*	1,831	50,114
Cytokinetics, Inc.*	1,252	49,191
Varex Imaging Corp.*	2,206	47,187
EVERTEC, Inc.	1,185	43,703
Innoviva, Inc.*	2,898	42,775
Medifast, Inc.	214	38,629
Vir Biotechnology, Inc.*	1,340	34,130
Surmodics, Inc.*	913	33,991
Corcept Therapeutics, Inc.*	1,428	33,958
Coca-Cola Consolidated, Inc.	60	33,834
Amphastar Pharmaceuticals, Inc.*	954	33,190
Eagle Pharmaceuticals, Inc.*	736	32,700
Meridian Bioscience, Inc.*	1,003	30,511
uniQure N.V.*	1,596	29,749
USANA Health Sciences, Inc.*	405	29,306
CONMED Corp.	288	27,579
Fulgent Genetics, Inc.*	492	26,829
Halozyme Therapeutics, Inc.*	608	26,752
Dynavax Technologies Corp.*	2,111	26,578
Vanda Pharmaceuticals, Inc.*	2,050	22,345
Ligand Pharmaceuticals, Inc. — Class B*	247	22,037
Total Consumer, Non-cyclical		1,135,640

Industrial - 4.4%
UFP Industries, Inc.	1,275	86,879
Hillenbrand, Inc.	1,799	73,687
OSI Systems, Inc.*	854	72,966
Mueller Industries, Inc.	1,333	71,036
Standex International Corp.	771	65,365
Knowles Corp.*	3,424	59,338
Advanced Energy Industries, Inc.	812	59,259
Encore Wire Corp.	472	49,050
Matson, Inc.	635	46,279
Sturm Ruger & Company, Inc.	727	46,274
Fabrinet*	566	45,903
Forward Air Corp.	498	45,796
Dorian LPG Ltd.	2,808	42,682
Myers Industries, Inc.	1,788	40,641
Materion Corp.	528	38,929
Insteel Industries, Inc.	1,041	35,051
ArcBest Corp.	485	34,129
PGT Innovations, Inc.*	2,028	33,746
Eagle Materials, Inc.	290	31,883
Badger Meter, Inc.	391	31,628
Boise Cascade Co.	352	20,940
Exponent, Inc.	212	19,392
Louisiana-Pacific Corp.	362	18,972
Total Industrial		1,069,825

Technology - 4.2%
CSG Systems International, Inc.	1,362	81,284
Diodes, Inc.*	1,116	72,060
Onto Innovation, Inc.*	892	62,208
Digi International, Inc.*	2,529	61,252
SPS Commerce, Inc.*	529	59,804
Rambus, Inc.*	2,762	59,355
Progress Software Corp.	1,142	51,733
Xperi Holding Corp.	3,580	51,659
Cirrus Logic, Inc.*	654	47,441
Kulicke & Soffa Industries, Inc.	1,095	46,877
Axcelis Technologies, Inc.*	790	43,324
ExlService Holdings, Inc.*	286	42,136
TTEC Holdings, Inc.	590	40,055
CEVA, Inc.*	1,132	37,990
MaxLinear, Inc. — Class A*	1,040	35,339
Cohu, Inc.*	1,185	32,884
Veeco Instruments, Inc.*	1,662	32,243
Agilysys, Inc.*	670	31,671
ACI Worldwide, Inc.*	1,209	31,301
Ultra Clean Holdings, Inc.*	1,046	31,139
Semtech Corp.*	518	28,475
Maximus, Inc.	380	23,754
3D Systems Corp.*	2,268	21,999
Lumentum Holdings, Inc.*	221	17,552
Total Technology		1,043,535

Financial - 4.2%
Preferred Bank/Los Angeles CA	1,134	77,135
Banner Corp.	1,327	74,591
Eagle Bancorp, Inc.	1,464	69,408
National Bank Holdings Corp. — Class A	1,769	67,700
United Community Banks, Inc.	2,088	63,037
Central Pacific Financial Corp.	2,734	58,644
First BanCorp	4,521	58,366
Meta Financial Group, Inc.	1,337	51,702
Hanmi Financial Corp.	1,969	44,184
Virtus Investment Partners, Inc.	257	43,952
HomeStreet, Inc.	1,247	43,233
FB Financial Corp.	1,000	39,220
First Bancorp	1,099	38,355
Piper Sandler Cos.	327	37,069
Dime Community Bancshares, Inc.	1,231	36,499
Stewart Information Services Corp.	666	33,134
Brookline Bancorp, Inc.	2,351	31,292
Southside Bancshares, Inc.	786	29,412
Wintrust Financial Corp.	354	28,373
Encore Capital Group, Inc.*	392	22,646
Interactive Brokers Group, Inc. — Class A	397	21,839
Enova International, Inc.*	714	20,577
NexPoint Residential Trust, Inc. REIT	267	16,690
Agree Realty Corp. REIT	181	13,055
Centerspace REIT	154	12,559
Innovative Industrial Properties, Inc. REIT	95	10,438
Total Financial		1,043,110

114 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value
Consumer, Cyclical - 2.6%
Methode Electronics, Inc.	1,252	$46,374
Installed Building Products, Inc.	494	41,081
LCI Industries	354	39,606
Boot Barn Holdings, Inc.*	569	39,210
Cavco Industries, Inc.*	197	38,610
Academy Sports & Outdoors, Inc.	928	32,981
GMS, Inc.*	739	32,885
Patrick Industries, Inc.	632	32,763
Gentherm, Inc.*	505	31,517
Signet Jewelers Ltd.	572	30,579
Oxford Industries, Inc.	335	29,728
Movado Group, Inc.	868	26,847
Kontoor Brands, Inc.	772	25,762
Asbury Automotive Group, Inc.*	152	25,740
Winnebago Industries, Inc.	508	24,668
MarineMax, Inc.*	676	24,417
Vista Outdoor, Inc.*	845	23,576
Buckle, Inc.	782	21,654
Golden Entertainment, Inc.*	522	20,645
Sleep Number Corp.*	642	19,870
Shoe Carnival, Inc.	907	19,600
Total Consumer, Cyclical		628,113

Communications - 1.4%
InterDigital, Inc.	1,211	73,629
Perficient, Inc.*	620	56,848
Viavi Solutions, Inc.*	3,274	43,315
Extreme Networks, Inc.*	3,862	34,449
Shutterstock, Inc.	525	30,088
HealthStream, Inc.*	1,284	27,875
Cogent Communications Holdings, Inc.	422	25,641
Harmonic, Inc.*	2,833	24,562
A10 Networks, Inc.	1,283	18,449
Total Communications		334,856

Energy - 1.2%
Southwestern Energy Co.*	10,187	63,669
SM Energy Co.	1,826	62,431
DT Midstream, Inc.	1,071	52,500
Antero Midstream Corp.	5,712	51,694
Civitas Resources, Inc.	857	44,812
Callon Petroleum Co.*	650	25,480
Total Energy		300,586

Basic Materials - 0.8%
HB Fuller Co.	1,243	74,841
Livent Corp.*	2,362	53,594
Ingevity Corp.*	643	40,599
AdvanSix, Inc.	818	27,354
Total Basic Materials		196,388

Total Common Stocks
(Cost $6,435,893)		5,752,053

MUTUAL FUNDS† - 72.8%
Guggenheim Strategy Fund III[1]	338,470	8,194,353
Guggenheim Variable Insurance Strategy Fund III[1]	278,346	6,733,188
Guggenheim Strategy Fund II1	110,071	2,657,104
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	29,423	283,936
Total Mutual Funds
(Cost $18,370,476)		17,868,581

MONEY MARKET FUND† - 6.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.97%[2]	1,564,043	1,564,043
Total Money Market Fund
(Cost $1,564,043)		1,564,043

Total Investments - 102.6%
(Cost $26,370,412)		$25,184,677
Other Assets & Liabilities, net - (2.6)%		(635,010)
Total Net Assets - 100.0%		$24,549,667

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	2	Sep 2022	$453,600	$(4,988)
Russell 2000 Index Mini Futures Contracts	4	Sep 2022	341,700	(6,195)
			$795,300	$(11,183)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell 2000 Growth Index	Pay	1.61% (Federal Funds Rate + 0.03%)	At Maturity	09/30/22	17,444	$18,290,749	$(4,228,391)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of June 30, 2022.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,752,053	$—	$—	$5,752,053
Mutual Funds	17,868,581	—	—	17,868,581
Money Market Fund	1,564,043	—	—	1,564,043
Total Assets	$25,184,677	$—	$—	$25,184,677

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$11,183	$—	$—	$11,183
Equity Index Swap Agreements**	—	4,228,391	—	4,228,391
Total Liabilities	$11,183	$4,228,391	$—	$4,239,574

**	This derivative is reported as unrealized appreciation/depreciation at period end.

116 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended June 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/22	Shares 06/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$6,675,169	$3,910,915	$(7,809,015)	$(91,989)	$(27,976)	$2,657,104	110,071	$34,395
Guggenheim Strategy Fund III	9,233,350	77,561	(814,976)	(21,953)	(279,629)	8,194,353	338,470	78,205
Guggenheim Ultra Short Duration Fund — Institutional Class	3,333,685	2,868	(3,041,984)	(19,829)	9,196	283,936	29,423	3,033
Guggenheim Variable Insurance Strategy Fund III	8,963,296	820,105	(2,787,978)	(61,913)	(200,322)	6,733,188	278,346	70,699
	$28,205,500	$4,811,449	$(14,453,953)	$(195,684)	$(498,731)	$17,868,581		$186,332

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 117

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $7,999,936)	$7,316,096
Investments in affiliated issuers, at value (cost $18,370,476)	17,868,581
Cash	1,462
Segregated cash with broker	4,154,500
Prepaid expenses	121
Receivables:
Dividends	37,978
Interest	483
Fund shares sold	45
Total assets	29,379,266

Liabilities:
Unrealized depreciation on OTC swap agreements	4,228,391
Payable for:
Fund shares redeemed	283,857
Swap settlement	227,657
Securities purchased	35,227
Variation margin on futures contracts	7,020
Management fees	6,334
Distribution and service fees	5,262
Trustees’ fees*	4,753
Fund accounting/administration fees	2,440
Transfer agent/maintenance fees	2,023
Miscellaneous	26,635
Total liabilities	4,829,599
Commitments and contingent liabilities (Note 12)	—
Net assets	$24,549,667

Net assets consist of:
Paid in capital	$25,452,830
Total distributable earnings (loss)	(903,163)
Net assets	$24,549,667
Capital shares outstanding	755,509
Net asset value per share	$32.49

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $137)	$45,592
Dividends from securities of affiliated issuers	186,332
Interest	985
Total investment income	232,909

Expenses:
Management fees	111,277
Distribution and service fees	37,092
Transfer agent/maintenance fees	12,497
Fund accounting/administration fees	16,523
Professional fees	15,104
Trustees’ fees*	7,122
Custodian fees	2,408
Line of credit fees	466
Miscellaneous	3,567
Total expenses	206,056
Less:
Expenses reimbursed by Adviser:	(32)
Expenses waived by Adviser	(49,215)
Total waived/reimbursed expenses	(49,247)
Net expenses	156,809
Net investment income	76,100

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	111,595
Investments in affiliated issuers	(195,684)
Swap agreements	(4,260,877)
Futures contracts	(116,293)
Net realized loss	(4,461,259)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,625,299)
Investments in affiliated issuers	(498,731)
Swap agreements	(4,128,795)
Futures contracts	(37,047)
Net change in unrealized appreciation (depreciation)	(6,289,872)
Net realized and unrealized loss	(10,751,131)
Net decrease in net assets resulting from operations	$(10,675,031)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

118 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$76,100	$84,462
Net realized gain (loss) on investments	(4,461,259)	9,676,123
Net change in unrealized appreciation (depreciation) on investments	(6,289,872)	(7,232,395)
Net increase (decrease) in net assets resulting from operations	(10,675,031)	2,528,190

Distributions to shareholders	—	(1,474,151)

Capital share transactions:
Proceeds from sale of shares	288,370	971,520
Distributions reinvested	—	1,474,151
Cost of shares redeemed	(2,074,198)	(4,478,015)
Net decrease from capital share transactions	(1,785,828)	(2,032,344)
Net decrease in net assets	(12,460,859)	(978,305)

Net assets:
Beginning of period	37,010,526	37,988,831
End of period	$24,549,667	$37,010,526

Capital share activity:
Shares sold	7,620	20,250
Shares issued from reinvestment of distributions	—	32,292
Shares redeemed	(56,560)	(93,977)
Net decrease in shares	(48,940)	(41,435)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 119

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2022[a]	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$46.01	$44.91	$34.53	$30.87	$40.19	$33.08
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.10	.17	.42	.56	.36
Net gain (loss) on investments (realized and unrealized)	(13.62)	2.82	10.65	7.28	(3.33)	7.02
Total from investment operations	(13.52)	2.92	10.82	7.70	(2.77)	7.38
Less distributions from:
Net investment income	—	(.19)	(.44)	(.22)	(.43)	(.27)
Net realized gains	—	(1.63)	—	(3.82)	(6.12)	—
Total distributions	—	(1.82)	(.44)	(4.04)	(6.55)	(.27)
Net asset value, end of period	$32.49	$46.01	$44.91	$34.53	$30.87	$40.19

Total Return[c]	(29.38%)	6.54%	31.82%	25.68%	(10.30%)	22.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,550	$37,011	$37,989	$33,036	$28,644	$39,560
Ratios to average net assets:
Net investment income (loss)	0.51%	0.22%	0.49%	1.24%	1.42%	0.99%
Total expenses[d]	1.39%	1.39%	1.50%	1.62%	1.47%	1.37%
Net expenses[e,f,g]	1.06%	1.00%	1.02%	1.11%	1.12%	1.10%
Portfolio turnover rate	33%	64%	86%	59%	65%	50%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.00*	—	—	—	0.00*	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
1.05%	1.00%	1.01%	1.03%	1.06%	1.09%

120 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Date: May 3, 1999

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	31.2%
Guggenheim Variable Insurance Strategy Fund III	25.1%
Guggenheim Strategy Fund II	9.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	9.4%
Apple, Inc.	2.9%
Microsoft Corp.	2.5%
Alphabet, Inc. — Class C	1.6%
Amazon.com, Inc.	1.1%
Tesla, Inc.	0.5%
Meta Platforms, Inc. — Class A	0.5%
Top Ten Total	84.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2022

	6 Month‡	1 Year	5 Year	10 Year
Series Y (StylePlus—Large Growth Series)	(29.45%)	(20.50%)	12.90%	13.63%
Russell 1000 Growth Index	(28.07%)	(18.77%)	14.29%	14.80%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value
COMMON STOCKS† - 20.1%

Technology - 8.5%
Apple, Inc.	8,324	$1,138,057
Microsoft Corp.	3,736	959,517
QUALCOMM, Inc.	1,197	152,905
Oracle Corp.	2,007	140,229
NVIDIA Corp.	924	140,069
NetApp, Inc.	1,296	84,551
Akamai Technologies, Inc.*	888	81,101
NXP Semiconductor N.V.	469	69,426
HP, Inc.	2,050	67,199
Seagate Technology Holdings plc	897	64,082
Skyworks Solutions, Inc.	678	62,810
Qorvo, Inc.*	649	61,214
Advanced Micro Devices, Inc.*	779	59,570
Broadcom, Inc.	120	58,297
Texas Instruments, Inc.	347	53,317
Applied Materials, Inc.	418	38,030
Microchip Technology, Inc.	555	32,234
Lam Research Corp.	75	31,961
Adobe, Inc.*	60	21,963
Salesforce, Inc.*	92	15,184
Total Technology		3,331,716

Communications - 4.1%
Alphabet, Inc. — Class C*	295	645,298
Amazon.com, Inc.*	3,982	422,928
Meta Platforms, Inc. — Class A*	1,176	189,630
Cisco Systems, Inc.	2,889	123,187
Motorola Solutions, Inc.	443	92,853
F5, Inc.*	539	82,488
Netflix, Inc.*	131	22,908
Total Communications		1,579,292

Consumer, Non-cyclical - 3.9%
AbbVie, Inc.	957	146,574
Pfizer, Inc.	2,686	140,827
Amgen, Inc.	473	115,081
Vertex Pharmaceuticals, Inc.*	398	112,153
Regeneron Pharmaceuticals, Inc.*	170	100,492
Laboratory Corporation of America Holdings	379	88,822
Molina Healthcare, Inc.*	315	88,077
Quest Diagnostics, Inc.	658	87,501
Hologic, Inc.*	1,227	85,031
Avery Dennison Corp.	499	80,773
Hershey Co.	361	77,673
United Rentals, Inc.*	299	72,630
Incyte Corp.*	787	59,788
HCA Healthcare, Inc.	289	48,569
PepsiCo, Inc.	261	43,498
Thermo Fisher Scientific, Inc.	80	43,463
Eli Lilly & Co.	122	39,556
UnitedHealth Group, Inc.	69	35,441
S&P Global, Inc.	97	32,695
PayPal Holdings, Inc.*	293	20,463
Total Consumer, Non-cyclical		1,519,107

Consumer, Cyclical - 1.1%
Tesla, Inc.*	308	207,413
NVR, Inc.*	20	80,083
Lowe’s Companies, Inc.	382	66,724
Home Depot, Inc.	188	51,563
Bath & Body Works, Inc.	1,240	33,381
Total Consumer, Cyclical		439,164

Industrial - 0.8%
Keysight Technologies, Inc.*	655	90,292
Sealed Air Corp.	1,399	80,750
Masco Corp.	1,578	79,847
Pentair plc	950	43,482
Fortune Brands Home & Security, Inc.	378	22,634
Total Industrial		317,005

Financial - 0.7%
Comerica, Inc.	1,091	80,058
Charles Schwab Corp.	1,197	75,626
Synchrony Financial	1,822	50,324
Prologis, Inc. REIT	231	27,177
JPMorgan Chase & Co.	200	22,522
Visa, Inc. — Class A	80	15,751
Total Financial		271,458

Energy - 0.5%
Occidental Petroleum Corp.	1,400	82,432
ONEOK, Inc.	1,353	75,092
APA Corp.	1,305	45,544
Total Energy		203,068

Basic Materials - 0.4%
Nucor Corp.	722	75,384
CF Industries Holdings, Inc.	841	72,099
Total Basic Materials		147,483

Utilities - 0.1%
NRG Energy, Inc.	592	22,596

Total Common Stocks
(Cost $8,021,951)		7,830,889

MUTUAL FUNDS† - 75.6%
Guggenheim Strategy Fund III[1]	502,367	12,162,304
Guggenheim Variable Insurance Strategy Fund III[1]	404,838	9,793,036
Guggenheim Strategy Fund II1	159,266	3,844,672
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	381,705	3,683,456
Total Mutual Funds
(Cost $30,386,414)		29,483,468

122 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value
MONEY MARKET FUND† - 5.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.97%[2]	2,025,281	$2,025,281
Total Money Market Fund
(Cost $2,025,281)		2,025,281

Total Investments - 100.9%
(Cost $40,433,646)		$39,339,638
Other Assets & Liabilities, net - (0.9)%		(355,245)
Total Net Assets - 100.0%		$38,984,393

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	1	Sep 2022	$189,475	$(5,554)
NASDAQ-100 Index Mini Futures Contracts	1	Sep 2022	230,760	(6,610)
			$420,235	$(12,164)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell 1000 Growth Index	Pay	1.82% (Federal Funds Rate + 0.24%)	At Maturity	09/30/22	14,065	$30,971,918	$(8,328,618)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of June 30, 2022.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,830,889	$—	$—	$7,830,889
Mutual Funds	29,483,468	—	—	29,483,468
Money Market Fund	2,025,281	—	—	2,025,281
Total Assets	$39,339,638	$—	$—	$39,339,638

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$12,164	$—	$—	$12,164
Equity Index Swap Agreements**	—	8,328,618	—	8,328,618
Total Liabilities	$12,164	$8,328,618	$—	$8,340,782

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2021, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126821000490/gugg83048-ncsr.htm. The Fund may invest in certain of the underlying series of Guggenheim Fund Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended June 30, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 12/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 06/30/22	Shares 06/30/22	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$8,709,839	$5,788,551	$(10,470,932)	$(121,664)	$(61,122)	$3,844,672	159,266	$52,181
Guggenheim Strategy Fund III	14,184,016	1,371,505	(2,921,984)	(60,357)	(410,876)	12,162,304	502,367	122,493
Guggenheim Ultra Short Duration Fund — Institutional Class	9,222,929	24,459	(5,456,983)	(31,221)	(75,728)	3,683,456	381,705	24,917
Guggenheim Variable Insurance Strategy Fund III	12,887,874	98,567	(2,821,954)	(63,097)	(308,354)	9,793,036	404,838	99,422
	$45,004,658	$7,283,082	$(21,671,853)	$(276,339)	$(856,080)	$29,483,468		$299,013

124 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2022

Assets:
Investments in unaffiliated issuers, at value (cost $10,047,232)	$9,856,170
Investments in affiliated issuers, at value (cost $30,386,414)	29,483,468
Segregated cash with broker	8,085,000
Prepaid expenses	167
Receivables:
Dividends	59,363
Interest	718
Fund shares sold	477
Total assets	47,485,363

Liabilities:
Unrealized depreciation on OTC swap agreements	8,328,618
Payable for:
Securities purchased	56,119
Fund shares redeemed	46,840
Management fees	11,316
Distribution and service fees	8,316
Trustees’ fees*	6,530
Swap settlement	5,012
Variation margin on futures contracts	4,648
Fund accounting/administration fees	2,641
Transfer agent/maintenance fees	1,923
Miscellaneous	29,007
Total liabilities	8,500,970
Commitments and contingent liabilities (Note 12)	—
Net assets	$38,984,393

Net assets consist of:
Paid in capital	$37,864,454
Total distributable earnings (loss)	1,119,939
Net assets	$38,984,393
Capital shares outstanding	2,094,691
Net asset value per share	$18.61

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2022

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $127)	$45,590
Dividends from securities of affiliated issuers	299,013
Interest	1,308
Total investment income	345,911

Expenses:
Management fees	153,503
Distribution and service fees	59,040
Transfer agent/maintenance fees	12,479
Fund accounting/administration fees	19,701
Professional fees	16,372
Custodian fees	5,996
Line of credit fees	755
Interest expense	255
Miscellaneous	7,263
Total expenses	275,364
Less:
Expenses waived by Adviser	(63,426)
Net expenses	211,938
Net investment income	133,973

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	220,359
Investments in affiliated issuers	(276,339)
Swap agreements	334,532
Futures contracts	(251,891)
Net realized gain	26,661
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,846,823)
Investments in affiliated issuers	(856,080)
Swap agreements	(13,071,619)
Futures contracts	(37,163)
Net change in unrealized appreciation (depreciation)	(16,811,685)
Net realized and unrealized loss	(16,785,024)
Net decrease in net assets resulting from operations	$(16,651,051)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 125

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$133,973	$181,755
Net realized gain on investments	26,661	11,923,708
Net change in unrealized appreciation (depreciation) on investments	(16,811,685)	1,024,676
Net increase (decrease) in net assets resulting from operations	(16,651,051)	13,130,139

Distributions to shareholders	—	(11,035,296)

Capital share transactions:
Proceeds from sale of shares	1,711,332	3,689,459
Distributions reinvested	—	11,035,296
Cost of shares redeemed	(4,052,824)	(8,320,164)
Net increase (decrease) from capital share transactions	(2,341,492)	6,404,591
Net increase (decrease) in net assets	(18,992,543)	8,499,434

Net assets:
Beginning of period	57,976,936	49,477,502
End of period	$38,984,393	$57,976,936

Capital share activity:
Shares sold	75,197	141,529
Shares issued from reinvestment of distributions	—	457,516
Shares redeemed	(178,626)	(319,534)
Net increase (decrease) in shares	(103,429)	279,511

126 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2022[a]	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$26.38	$25.79	$19.82	$16.47	$20.30	$15.75
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.09	.16	.28	.34	.25
Net gain (loss) on investments (realized and unrealized)	(7.83)	6.51	7.07	5.13	(.63)	4.48
Total from investment operations	(7.77)	6.60	7.23	5.41	(.29)	4.73
Less distributions from:
Net investment income	—	(.17)	(.28)	(.38)	(.34)	(.18)
Net realized gains	—	(5.84)	(.98)	(1.68)	(3.20)	—
Total distributions	—	(6.01)	(1.26)	(2.06)	(3.54)	(.18)
Net asset value, end of period	$18.61	$26.38	$25.79	$19.82	$16.47	$20.30

Total Return[c]	(29.45%)	27.77%	37.87%	33.92%	(3.68%)	30.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,984	$57,977	$49,478	$40,187	$31,737	$48,173
Ratios to average net assets:
Net investment income (loss)	0.57%	0.34%	0.73%	1.51%	1.70%	1.36%
Total expenses[d]	1.17%	1.20%	1.29%	1.44%	1.38%	1.20%
Net expenses[e,f,g]	0.90%	0.88%	0.88%	0.97%	1.02%	0.97%
Portfolio turnover rate	30%	40%	66%	47%	59%	43%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
—	—	—	—	0.00%*	—

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
0.89%	0.87%	0.88%	0.90%	0.93%	0.97%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 127

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2022

SERIES Z (ALPHA OPPORTUNITY SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 7, 2003

Ten Largest Holdings (% of Total Net Assets)
Conagra Brands, Inc.	1.1%
Kimberly-Clark Corp.	1.0%
Bristol-Myers Squibb Co.	1.0%
OSI Systems, Inc.	1.0%
Verizon Communications, Inc.	1.0%
CSG Systems International, Inc.	1.0%
Procter & Gamble Co.	1.0%
Northwest Bancshares, Inc.	1.0%
Global Net Lease, Inc.	1.0%
Vertex Pharmaceuticals, Inc.	1.0%
Top Ten Total	10.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2022

	6 Month‡	1 Year	5 Year	10 Year
Series Z (Alpha Opportunity Series)	(7.40%)	(0.90%)	(0.53%)	4.57%
Morningstar Long/Short Equity Category Average	(9.09%)	(5.92%)	3.01%	3.99%
ICE BofA 3-Month U.S. Treasury Bill Index	0.14%	0.17%	1.11%	0.64%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index and Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

‡	6 month returns are not annualized.

128 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value
COMMON STOCKS† - 87.9%

Consumer, Non-cyclical - 24.7%
Conagra Brands, Inc.[1]	1,214	$41,567
Kimberly-Clark Corp.	299	40,410
Bristol-Myers Squibb Co.[1]	516	39,732
Procter & Gamble Co.	269	38,679
Vertex Pharmaceuticals, Inc.*,1	135	38,042
John B Sanfilippo & Son, Inc.[1]	500	36,245
Constellation Brands, Inc. — Class A	151	35,192
Baxter International, Inc.[1]	545	35,005
Abbott Laboratories[1]	314	34,116
Perdoceo Education Corp.*,1	2,810	33,102
Kellogg Co.	458	32,674
AbbVie, Inc.[1]	212	32,470
Prestige Consumer Healthcare, Inc.*,1	545	32,046
Tyson Foods, Inc. — Class A	358	30,809
Merck & Company, Inc.[1]	323	29,448
Hologic, Inc.*,1	419	29,037
Regeneron Pharmaceuticals, Inc.*,1	49	28,965
Church & Dwight Company, Inc.	295	27,335
AmerisourceBergen Corp. — Class A	171	24,193
Eagle Pharmaceuticals, Inc.*	522	23,192
Gilead Sciences, Inc.[1]	334	20,645
USANA Health Sciences, Inc.*	279	20,188
Danaher Corp.	78	19,775
Supernus Pharmaceuticals, Inc.*	668	19,319
Innoviva, Inc.*,1	1,219	17,992
Keurig Dr Pepper, Inc.	489	17,306
Royalty Pharma plc — Class A	393	16,522
Vanda Pharmaceuticals, Inc.*,1	1,397	15,227
Ingredion, Inc.	166	14,635
Waters Corp.*,1	44	14,563
Centene Corp.*	170	14,384
Molson Coors Beverage Co. — Class B1	241	13,137
Amphastar Pharmaceuticals, Inc.*	332	11,550
Jazz Pharmaceuticals plc*	74	11,545
Halozyme Therapeutics, Inc.*	262	11,528
TreeHouse Foods, Inc.*	250	10,455
Pfizer, Inc.	195	10,224
FleetCor Technologies, Inc.*	48	10,085
EVERTEC, Inc.	251	9,257
SpartanNash Co.	293	8,840
Laboratory Corporation of America Holdings[1]	32	7,499
Horizon Therapeutics plc*	91	7,258
Total Consumer, Non-cyclical		964,193

Financial - 17.6%
Northwest Bancshares, Inc.[1]	3,017	38,650
Global Net Lease, Inc. REIT	2,727	38,615
Banner Corp.	673	37,829
S&T Bancorp, Inc.[1]	1,366	37,469
National Bank Holdings Corp. — Class A1	962	36,816
Eagle Bancorp, Inc.	736	34,894
Enstar Group Ltd.*,1	146	31,241
Essent Group Ltd.	783	30,459
Preferred Bank/Los Angeles CA	436	29,657
Weyerhaeuser Co. REIT	877	29,046
Office Properties Income Trust REIT	1,198	23,900
MGIC Investment Corp.	1,844	23,234
Meta Financial Group, Inc.	570	22,042
Fidelity National Financial, Inc.	583	21,548
PotlatchDeltic Corp. REIT[1]	442	19,532
BankUnited, Inc.[1]	525	18,674
Stewart Information Services Corp.	372	18,507
Encore Capital Group, Inc.*	304	17,562
AMERISAFE, Inc.	313	16,279
Getty Realty Corp. REIT	582	15,423
Central Pacific Financial Corp.	718	15,401
Radian Group, Inc.[1]	773	15,189
SL Green Realty Corp. REIT	326	15,045
Interactive Brokers Group, Inc. — Class A	272	14,963
Highwoods Properties, Inc. REIT	433	14,804
PennyMac Financial Services, Inc.	316	13,812
Piper Sandler Cos.[1]	115	13,036
Bread Financial Holdings, Inc.	307	11,377
NMI Holdings, Inc. — Class A*,1	670	11,156
HomeStreet, Inc.	315	10,921
OneMain Holdings, Inc.	246	9,196
Total Financial		686,277

Industrial - 11.0%
OSI Systems, Inc.*,1	456	38,961
Vishay Intertechnology, Inc.[1]	1,898	33,822
Vontier Corp.[1]	1,457	33,496
Packaging Corporation of America	243	33,413
Sturm Ruger & Company, Inc.[1]	517	32,907
Knowles Corp.*	1,891	32,771
Standex International Corp.	360	30,521
Eagle Materials, Inc.[1]	226	24,846
Garmin Ltd.	198	19,454
Sealed Air Corp.	257	14,834
Snap-on, Inc.	75	14,777
Amcor plc	1,108	13,772
Atlas Air Worldwide Holdings, Inc.*	194	11,972
Energizer Holdings, Inc.	383	10,858
Sanmina Corp.*,1	265	10,794
Louisiana-Pacific Corp.[1]	204	10,692
Dorian LPG Ltd.	674	10,245
Mueller Industries, Inc.[1]	170	9,059
Fortune Brands Home & Security, Inc.	151	9,042
Encore Wire Corp.	83	8,625
Insteel Industries, Inc.	252	8,485
Keysight Technologies, Inc.*,1	53	7,306
Oshkosh Corp.	81	6,653
Total Industrial		427,305

Utilities - 9.4%
IDACORP, Inc.[1]	350	37,072
OGE Energy Corp.	959	36,979
MGE Energy, Inc.[1]	450	35,023
National Fuel Gas Co.	524	34,610
Southern Co.	481	34,300

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value
PPL Corp.[1]	1,168	$31,688
NorthWestern Corp.	493	29,052
Chesapeake Utilities Corp.[1]	222	28,760
Otter Tail Corp.[1]	336	22,556
Portland General Electric Co.[1]	375	18,124
Xcel Energy, Inc.	247	17,478
Hawaiian Electric Industries, Inc.[1]	393	16,074
UGI Corp.	318	12,278
California Water Service Group[1]	198	10,999
Total Utilities		364,993

Basic Materials - 6.4%
Minerals Technologies, Inc.[1]	573	35,148
International Paper Co.	825	34,510
LyondellBasell Industries N.V. — Class A	352	30,786
Dow, Inc.[1]	587	30,295
HB Fuller Co.	417	25,108
Westlake Corp.[1]	176	17,251
Southern Copper Corp.[1]	300	14,943
Huntsman Corp.	466	13,211
American Vanguard Corp.	447	9,990
NewMarket Corp.	33	9,932
AdvanSix, Inc.	289	9,664
Ingevity Corp.*	153	9,660
Olin Corp.	178	8,238
Total Basic Materials		248,736

Technology - 6.3%
CSG Systems International, Inc.[1]	649	38,732
Genpact Ltd.	872	36,938
NetApp, Inc.[1]	553	36,077
Cirrus Logic, Inc.*	478	34,674
Micron Technology, Inc.[1]	377	20,841
Semtech Corp.*	301	16,546
Xperi Holding Corp.	988	14,257
Qorvo, Inc.*,1	151	14,242
Oracle Corp.	175	12,227
Rambus, Inc.*,1	503	10,810
Lumentum Holdings, Inc.*	109	8,657
Total Technology		244,001

Energy - 5.0%
Exxon Mobil Corp.[1]	382	32,714
Williams Companies, Inc.	1,046	32,646
Chevron Corp.	129	18,677
Kinder Morgan, Inc.[1]	1,048	17,564
Antero Midstream Corp.[1]	1,775	16,064
Equitrans Midstream Corp.	2,280	14,501
DT Midstream, Inc.	295	14,461
Targa Resources Corp.	227	13,545
Valero Energy Corp.	104	11,053
SunCoke Energy, Inc.[1]	1,534	10,446
Occidental Petroleum Corp.	154	9,068
Phillips 66	72	5,903
Total Energy		196,642

Communications - 4.3%
Verizon Communications, Inc.[1]	766	38,874
InterDigital, Inc.[1]	592	35,994
T-Mobile US, Inc.*	190	25,563
Meta Platforms, Inc. — Class A*	111	17,899
Gogo, Inc.*	810	13,114
Alphabet, Inc. — Class C*,1	5	10,937
Juniper Networks, Inc.	373	10,630
NETGEAR, Inc.*,1	400	7,408
Viavi Solutions, Inc.*,1	525	6,946
Total Communications		167,365

Consumer, Cyclical - 3.2%
Whirlpool Corp.	182	28,187
Allison Transmission Holdings, Inc.[1]	569	21,878
Methode Electronics, Inc.[1]	427	15,816
Walgreens Boots Alliance, Inc.	347	13,151
Alaska Air Group, Inc.*	269	10,774
Tri Pointe Homes, Inc.*,1	564	9,515
Thor Industries, Inc.	124	9,266
Winnebago Industries, Inc.	171	8,304
Columbia Sportswear Co.[1]	104	7,444
Total Consumer, Cyclical		124,335

Total Common Stocks
(Cost $3,732,234)		3,423,847

MONEY MARKET FUND† - 3.0%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 1.05%[2]	118,097	118,097
Total Money Market Fund
(Cost $118,097)		118,097

Total Investments - 90.9%
(Cost $3,850,331)		$3,541,944
Other Assets & Liabilities, net - 9.1%		356,512
Total Net Assets - 100.0%		$3,898,456

130 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	1.98% (Federal Funds Rate + 0.40%)	At Maturity	02/01/24	$858,069	$(66,464)
Goldman Sachs International	GS Equity Custom Basket	Pay	2.03% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	858,071	(67,147)
						$1,716,140	$(133,611)
OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Equity Custom Basket	Receive	1.38% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$1,603,003	$226,701
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	1.28% (Federal Funds Rate - 0.30%)	At Maturity	02/01/24	1,600,499	224,758
						$3,203,502	$451,459

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation
MS EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Bristol-Myers Squibb Co.	130	1.16%	$1,761
AbbVie, Inc.	53	0.95%	1,617
Amphastar Pharmaceuticals, Inc.	83	0.34%	1,285
Molson Coors Beverage Co. — Class B	60	0.38%	1,072
Vertex Pharmaceuticals, Inc.	34	1.12%	1,048
Merck & Company, Inc.	81	0.86%	886
TreeHouse Foods, Inc.	63	0.31%	726
Prestige Consumer Healthcare, Inc.	137	0.94%	710
Perdoceo Education Corp.	707	0.97%	578
Innoviva, Inc.	307	0.53%	501
Halozyme Therapeutics, Inc.	66	0.34%	378
Church & Dwight Company, Inc.	74	0.80%	352
Royalty Pharma plc — Class A	99	0.49%	315
Kellogg Co.	115	0.96%	254
Regeneron Pharmaceuticals, Inc.	12	0.83%	198
Waters Corp.	11	0.42%	135
Supernus Pharmaceuticals, Inc.	168	0.57%	104
Centene Corp.	42	0.41%	83
Danaher Corp.	19	0.56%	80
Jazz Pharmaceuticals plc	18	0.33%	73

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Eagle Pharmaceuticals, Inc.	131	0.68%	$39
Pfizer, Inc.	49	0.30%	(63)
Conagra Brands, Inc.	305	1.22%	(69)
Kimberly-Clark Corp.	75	1.18%	(74)
Keurig Dr Pepper, Inc.	123	0.51%	(79)
Hologic, Inc.	105	0.85%	(83)
Ingredion, Inc.	41	0.42%	(208)
AmerisourceBergen Corp. — Class A	43	0.71%	(223)
SpartanNash Co.	73	0.26%	(291)
Gilead Sciences, Inc.	84	0.61%	(311)
Tyson Foods, Inc. — Class A	90	0.90%	(345)
Laboratory Corporation of America Holdings	8	0.22%	(356)
FleetCor Technologies, Inc.	12	0.29%	(450)
EVERTEC, Inc.	63	0.27%	(540)
Constellation Brands, Inc. — Class A	38	1.03%	(615)
Horizon Therapeutics plc	23	0.21%	(656)
Procter & Gamble Co.	67	1.12%	(725)
Abbott Laboratories	79	1.00%	(1,030)
USANA Health Sciences, Inc.	70	0.59%	(1,597)
John B Sanfilippo & Son, Inc.	126	1.06%	(1,620)
Vanda Pharmaceuticals, Inc.	351	0.45%	(1,665)
Baxter International, Inc.	137	1.03%	(2,100)
Total Consumer, Non-cyclical			(905)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Basic Materials
American Vanguard Corp.	112	0.29%	$159
Ingevity Corp.	38	0.28%	4
NewMarket Corp.	8	0.28%	(107)
Westlake Corp.	44	0.50%	(487)
AdvanSix, Inc.	72	0.28%	(768)
Minerals Technologies, Inc.	144	1.03%	(778)
Olin Corp.	44	0.24%	(834)
Huntsman Corp.	117	0.39%	(885)
Dow, Inc.	147	0.88%	(903)
HB Fuller Co.	105	0.74%	(1,010)
LyondellBasell Industries N.V. — Class A	88	0.90%	(1,079)
International Paper Co.	208	1.01%	(1,272)
Southern Copper Corp.	75	0.44%	(1,800)
Total Basic Materials			(9,760)

Consumer, Cyclical
Allison Transmission Holdings, Inc.	143	0.64%	185
Winnebago Industries, Inc.	43	0.24%	(36)
Thor Industries, Inc.	31	0.27%	(70)
Tri Pointe Homes, Inc.	142	0.28%	(335)
Columbia Sportswear Co.	26	0.22%	(413)
Walgreens Boots Alliance, Inc.	87	0.38%	(607)
Methode Electronics, Inc.	107	0.46%	(629)
Alaska Air Group, Inc.	67	0.31%	(685)
Whirlpool Corp.	46	0.83%	(1,664)
Total Consumer, Cyclical			(4,254)

Financial
Northwest Bancshares, Inc.	759	1.13%	408
Banner Corp.	169	1.11%	207
Getty Realty Corp.	146	0.45%	20
Preferred Bank/Los Angeles CA	110	0.87%	13
Global Net Lease, Inc.	687	1.13%	(131)
AMERISAFE, Inc.	78	0.47%	(226)
S&T Bancorp, Inc.	344	1.10%	(278)
Encore Capital Group, Inc.	76	0.51%	(293)
PennyMac Financial Services, Inc.	79	0.40%	(309)
Office Properties Income Trust	301	0.70%	(310)
NMI Holdings, Inc. — Class A	168	0.33%	(354)
Highwoods Properties, Inc.	109	0.43%	(438)
Radian Group, Inc.	194	0.44%	(444)
Piper Sandler Cos.	29	0.38%	(510)
OneMain Holdings, Inc.	62	0.27%	(601)
Enstar Group Ltd.	36	0.90%	(608)
MGIC Investment Corp.	464	0.68%	(621)
Fidelity National Financial, Inc.	146	0.63%	(730)
BankUnited, Inc.	132	0.55%	(773)
Interactive Brokers Group, Inc. — Class A	68	0.44%	(801)
SL Green Realty Corp.	82	0.44%	(916)
Stewart Information Services Corp.	93	0.54%	(946)
Essent Group Ltd.	197	0.89%	(995)
National Bank Holdings Corp. — Class A	242	1.08%	(1,000)
Central Pacific Financial Corp.	181	0.45%	(1,003)
HomeStreet, Inc.	79	0.32%	(1,142)
Weyerhaeuser Co.	221	0.85%	(1,160)
Eagle Bancorp, Inc.	185	1.02%	(1,174)
PotlatchDeltic Corp.	111	0.57%	(1,229)
Bread Financial Holdings, Inc.	77	0.33%	(1,325)
Meta Financial Group, Inc.	143	0.64%	(2,403)
Total Financial			(20,072)

Communications
Alphabet, Inc. — Class C	1	0.25%	87
T-Mobile US, Inc.	47	0.74%	68
Juniper Networks, Inc.	93	0.31%	(179)
Viavi Solutions, Inc.	132	0.20%	(217)
Gogo, Inc.	204	0.38%	(385)
Verizon Communications, Inc.	193	1.14%	(457)
Meta Platforms, Inc. — Class A	28	0.53%	(528)
NETGEAR, Inc.	100	0.22%	(752)
InterDigital, Inc.	149	1.06%	(832)
Total Communications			(3,195)

Energy
Occidental Petroleum Corp.	38	0.26%	(188)
Kinder Morgan, Inc.	263	0.51%	(475)
Phillips 66	18	0.17%	(521)
DT Midstream, Inc.	74	0.42%	(638)
SunCoke Energy, Inc.	386	0.31%	(769)
Antero Midstream Corp.	447	0.47%	(803)
Targa Resources Corp.	57	0.40%	(941)
Valero Energy Corp.	26	0.32%	(1,038)
Equitrans Midstream Corp.	574	0.43%	(1,121)
Chevron Corp.	32	0.54%	(1,189)
Williams Companies, Inc.	263	0.96%	(1,395)
Exxon Mobil Corp.	96	0.96%	(1,870)
Total Energy			(10,949)

Industrial
OSI Systems, Inc.	114	1.14%	656
Dorian LPG Ltd.	169	0.30%	430
Mueller Industries, Inc.	42	0.26%	417
Sanmina Corp.	66	0.31%	140
Amcor plc	279	0.40%	(115)

132 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Energizer Holdings, Inc.	96	0.32%	$(138)
Keysight Technologies, Inc.	13	0.21%	(152)
Oshkosh Corp.	20	0.19%	(282)
Garmin Ltd.	50	0.57%	(283)
Insteel Industries, Inc.	63	0.25%	(304)
Fortune Brands Home & Security, Inc.	38	0.27%	(350)
Snap-on, Inc.	18	0.41%	(451)
Atlas Air Worldwide Holdings, Inc.	48	0.35%	(478)
Louisiana-Pacific Corp.	51	0.31%	(482)
Sealed Air Corp.	64	0.43%	(507)
Knowles Corp.	476	0.96%	(776)
Encore Wire Corp.	21	0.25%	(847)
Eagle Materials, Inc.	57	0.73%	(860)
Sturm Ruger & Company, Inc.	130	0.96%	(862)
Standex International Corp.	90	0.89%	(903)
Packaging Corporation of America	61	0.98%	(949)
Vishay Intertechnology, Inc.	478	0.99%	(1,723)
Vontier Corp.	367	0.98%	(1,909)
Total Industrial			(10,729)

Technology
CSG Systems International, Inc.	163	1.13%	2,142
Genpact Ltd.	219	1.08%	86
Rambus, Inc.	126	0.32%	15
Lumentum Holdings, Inc.	27	0.25%	(231)
Oracle Corp.	44	0.36%	(340)
Semtech Corp.	75	0.48%	(446)
NetApp, Inc.	139	1.06%	(723)
Qorvo, Inc.	38	0.42%	(742)
Cirrus Logic, Inc.	120	1.01%	(1,115)
Xperi Holding Corp.	249	0.42%	(1,221)
Micron Technology, Inc.	95	0.61%	(1,499)
Total Technology			(4,074)

Utilities
Chesapeake Utilities Corp.	56	0.85%	516
IDACORP, Inc.	88	1.09%	485
Otter Tail Corp.	84	0.66%	362
MGE Energy, Inc.	113	1.02%	186
California Water Service Group	49	0.32%	(116)
Xcel Energy, Inc.	62	0.51%	(138)
Portland General Electric Co.	94	0.53%	(151)
NorthWestern Corp.	124	0.85%	(238)
Hawaiian Electric Industries, Inc.	99	0.47%	(272)
Southern Co.	121	1.01%	(353)
UGI Corp.	80	0.36%	(416)
OGE Energy Corp.	241	1.08%	(515)
PPL Corp.	294	0.93%	(676)
National Fuel Gas Co.	132	1.02%	(1,202)
Total Utilities			(2,528)
Total MS Equity Long Custom Basket			(66,464)

MS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
Equifax, Inc.	118	(1.38)%	6,839
Viad Corp.	398	(0.71)%	6,456
ASGN, Inc.	203	(1.14)%	6,131
CoStar Group, Inc.	481	(1.82)%	5,838
TransUnion	135	(0.67)%	4,294
Verisk Analytics, Inc. — Class A	91	(0.98)%	3,955
Cintas Corp.	74	(1.73)%	3,628
Cal-Maine Foods, Inc.	305	(0.94)%	1,880
Clarivate plc	450	(0.39)%	1,105
Driven Brands Holdings, Inc.	688	(1.18)%	837
Quanta Services, Inc.	115	(0.90)%	651
Mister Car Wash, Inc.	241	(0.16)%	345
Inspire Medical Systems, Inc.	45	(0.51)%	326
Patterson Companies, Inc.	421	(0.80)%	163
Lamb Weston Holdings, Inc.	123	(0.55)%	(384)
Total Consumer, Non-cyclical			42,064

Financial
State Street Corp.	408	(1.57)%	8,090
Park Hotels & Resorts, Inc.	1,380	(1.17)%	7,981
Outfront Media, Inc.	936	(0.99)%	6,934
Western Alliance Bancorporation	243	(1.07)%	6,665
Signature Bank	74	(0.83)%	6,336
Kite Realty Group Trust	1,322	(1.43)%	5,738
RLJ Lodging Trust	1,595	(1.10)%	5,439
Howard Hughes Corp.	283	(1.20)%	5,150
Ares Management Corp. — Class A	236	(0.84)%	4,976
Equitable Holdings, Inc.	836	(1.36)%	4,660
Kennedy-Wilson Holdings, Inc.	1,266	(1.50)%	4,630
Equinix, Inc.	36	(1.48)%	4,217
Safehold, Inc.	304	(0.67)%	4,194
Sun Communities, Inc.	157	(1.56)%	4,018
Invitation Homes, Inc.	676	(1.50)%	3,965
KKR & Company, Inc. — Class A	361	(1.04)%	3,722
Northern Trust Corp.	150	(0.90)%	3,261
Goldman Sachs Group, Inc.	114	(2.12)%	3,191
Regions Financial Corp.	931	(1.09)%	3,183
Ryman Hospitality Properties, Inc.	233	(1.11)%	2,997

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Bank of America Corp.	270	(0.53)%	$2,528
Alexandria Real Estate Equities, Inc.	48	(0.43)%	2,490
Americold Realty Trust, Inc.	592	(1.11)%	2,394
Wells Fargo & Co.	434	(1.06)%	2,233
Welltower, Inc.	328	(1.69)%	2,057
SLM Corp.	493	(0.49)%	1,842
Xenia Hotels & Resorts, Inc.	624	(0.57)%	1,819
Crown Castle International Corp.	128	(1.35)%	1,748
Host Hotels & Resorts, Inc.	1,296	(1.27)%	1,732
Raymond James Financial, Inc.	226	(1.26)%	1,630
Sunstone Hotel Investors, Inc.	838	(0.52)%	1,532
Assured Guaranty Ltd.	277	(0.97)%	1,070
JPMorgan Chase & Co.	67	(0.47)%	1,045
Popular, Inc.	149	(0.72)%	809
EastGroup Properties, Inc.	82	(0.79)%	777
Equity LifeStyle Properties, Inc.	308	(1.36)%	743
UMB Financial Corp.	143	(0.77)%	696
SBA Communications Corp.	51	(1.02)%	650
Iron Mountain, Inc.	478	(1.45)%	330
Camden Property Trust	56	(0.47)%	298
Extra Space Storage, Inc.	70	(0.74)%	291
Arthur J Gallagher & Co.	76	(0.77)%	(116)
American Tower Corp. — Class A	104	(1.66)%	(839)
Total Financial			127,106

Consumer, Cyclical
MillerKnoll, Inc.	800	(1.31)%	8,573
Caesars Entertainment, Inc.	190	(0.45)%	5,807
American Airlines Group, Inc.	813	(0.64)%	4,076
Copart, Inc.	172	(1.17)%	3,136
Hilton Worldwide Holdings, Inc.	85	(0.59)%	2,923
Floor & Decor Holdings, Inc. — Class A	116	(0.46)%	1,386
WESCO International, Inc.	87	(0.58)%	1,260
CarMax, Inc.	79	(0.45)%	912
Las Vegas Sands Corp.	356	(0.75)%	803
Lululemon Athletica, Inc.	20	(0.34)%	614
IAA, Inc.	245	(0.50)%	458
Healthcare Services Group, Inc.	839	(0.91)%	(365)
Total Consumer, Cyclical			29,583

Utilities
Edison International	424	(1.68)%	2,567
Public Service Enterprise Group, Inc.	432	(1.71)%	1,774
Entergy Corp.	246	(1.73)%	1,424
New Jersey Resources Corp.	393	(1.09)%	806
ONE Gas, Inc.	204	(1.03)%	(736)
Atmos Energy Corp.	254	(1.78)%	(2,606)
Total Utilities			3,229

Energy
Hess Corp.	90	(0.60)%	2,212
Helmerich & Payne, Inc.	314	(0.84)%	1,400
Patterson-UTI Energy, Inc.	1,125	(1.11)%	1,178
Baker Hughes Co.	305	(0.55)%	918
NOV, Inc.	707	(0.75)%	(1,281)
Halliburton Co.	700	(1.37)%	(5,733)
Total Energy			(1,306)

Technology
ZoomInfo Technologies, Inc. — Class A	227	(0.47)%	4,655
Wolfspeed, Inc.	131	(0.52)%	1,626
Broadridge Financial Solutions, Inc.	202	(1.80)%	628
Duolingo, Inc.	31	(0.17)%	409
Veeva Systems, Inc. — Class A	77	(0.95)%	(1,614)
Total Technology			5,704

Industrial
Stericycle, Inc.	522	(1.43)%	12,268
Stanley Black & Decker, Inc.	168	(1.10)%	4,660
Jacobs Engineering Group, Inc.	217	(1.72)%	2,749
Deere & Co.	22	(0.41)%	1,301
Waste Management, Inc.	187	(1.79)%	924
Howmet Aerospace, Inc.	585	(1.15)%	628
TransDigm Group, Inc.	21	(0.70)%	(235)
Exponent, Inc.	160	(0.91)%	(263)
Republic Services, Inc. — Class A	119	(0.97)%	(1,171)
Tetra Tech, Inc.	163	(1.39)%	(3,064)
Casella Waste Systems, Inc. — Class A	245	(1.11)%	(3,190)
Total Industrial			14,607

Communications
Walt Disney Co.	129	(0.76)%	2,124
Uber Technologies, Inc.	315	(0.40)%	1,647
Total Communications			3,771
Total MS Equity Short Custom Basket			224,758

134 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY LONG CUSTOM BASKET
Consumer, Non-cyclical
Bristol-Myers Squibb Co.	130	1.16%	$1,768
AbbVie, Inc.	53	0.95%	1,618
Amphastar Pharmaceuticals, Inc.	83	0.34%	1,285
Molson Coors Beverage Co. — Class B	60	0.38%	1,067
Vertex Pharmaceuticals, Inc.	34	1.12%	1,031
Merck & Company, Inc.	81	0.86%	883
TreeHouse Foods, Inc.	63	0.31%	719
Prestige Consumer Healthcare, Inc.	137	0.94%	707
Perdoceo Education Corp.	707	0.97%	567
Innoviva, Inc.	307	0.53%	505
Halozyme Therapeutics, Inc.	66	0.34%	380
Church & Dwight Company, Inc.	74	0.80%	345
Royalty Pharma plc — Class A	99	0.49%	318
Kellogg Co.	115	0.96%	242
Regeneron Pharmaceuticals, Inc.	12	0.83%	200
Waters Corp.	11	0.42%	135
Supernus Pharmaceuticals, Inc.	168	0.57%	106
Danaher Corp.	19	0.56%	88
Centene Corp.	42	0.41%	68
Jazz Pharmaceuticals plc	18	0.33%	67
Eagle Pharmaceuticals, Inc.	131	0.68%	14
Conagra Brands, Inc.	305	1.22%	(64)
Kimberly-Clark Corp.	75	1.18%	(69)
Pfizer, Inc.	49	0.30%	(75)
Hologic, Inc.	105	0.85%	(77)
Keurig Dr Pepper, Inc.	123	0.51%	(89)
Ingredion, Inc.	41	0.42%	(206)
AmerisourceBergen Corp. — Class A	43	0.71%	(247)
SpartanNash Co.	73	0.26%	(283)
Gilead Sciences, Inc.	84	0.61%	(304)
Tyson Foods, Inc. — Class A	90	0.90%	(336)
Laboratory Corporation of America Holdings	8	0.22%	(356)
FleetCor Technologies, Inc.	12	0.29%	(452)
EVERTEC, Inc.	63	0.27%	(544)
Constellation Brands, Inc. — Class A	38	1.03%	(613)
Horizon Therapeutics plc	23	0.21%	(657)
Procter & Gamble Co.	67	1.12%	(719)
Abbott Laboratories	79	1.00%	(1,039)
John B Sanfilippo & Son, Inc.	126	1.06%	(1,601)
USANA Health Sciences, Inc.	70	0.59%	(1,602)
Vanda Pharmaceuticals, Inc.	351	0.45%	(1,674)
Baxter International, Inc.	137	1.03%	(2,101)
Total Consumer, Non-cyclical			(995)

Basic Materials
American Vanguard Corp.	112	0.29%	153
Ingevity Corp.	38	0.28%	(3)
NewMarket Corp.	8	0.28%	(103)
Westlake Corp.	44	0.50%	(502)
AdvanSix, Inc.	72	0.28%	(769)
Minerals Technologies, Inc.	144	1.03%	(771)
Olin Corp.	44	0.24%	(838)
Dow, Inc.	147	0.88%	(900)
Huntsman Corp.	117	0.39%	(907)
HB Fuller Co.	105	0.74%	(1,015)
LyondellBasell Industries N.V. — Class A	88	0.90%	(1,088)
International Paper Co.	208	1.01%	(1,280)
Southern Copper Corp.	75	0.44%	(1,810)
Total Basic Materials			(9,833)

Consumer, Cyclical
Allison Transmission Holdings, Inc.	143	0.64%	166
Winnebago Industries, Inc.	43	0.24%	(40)
Thor Industries, Inc.	31	0.27%	(68)
Tri Pointe Homes, Inc.	142	0.28%	(342)
Columbia Sportswear Co.	26	0.22%	(417)
Walgreens Boots Alliance, Inc.	87	0.38%	(616)
Methode Electronics, Inc.	107	0.46%	(634)
Alaska Air Group, Inc.	67	0.31%	(689)
Whirlpool Corp.	46	0.83%	(1,649)
Total Consumer, Cyclical			(4,289)

Financial
Northwest Bancshares, Inc.	759	1.13%	409
Banner Corp.	169	1.11%	202
Getty Realty Corp.	146	0.45%	20
Preferred Bank/Los Angeles CA	110	0.87%	17
Global Net Lease, Inc.	687	1.13%	(121)
AMERISAFE, Inc.	78	0.47%	(220)
S&T Bancorp, Inc.	344	1.10%	(285)
PennyMac Financial Services, Inc.	79	0.40%	(301)
Office Properties Income Trust	301	0.70%	(302)
Encore Capital Group, Inc.	76	0.51%	(307)
NMI Holdings, Inc. — Class A	168	0.33%	(345)
Highwoods Properties, Inc.	109	0.43%	(449)
Radian Group, Inc.	194	0.44%	(450)
Enstar Group Ltd.	36	0.90%	(463)
Piper Sandler Cos.	29	0.38%	(511)
OneMain Holdings, Inc.	62	0.27%	(600)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MGIC Investment Corp.	464	0.68%	$(640)
Fidelity National Financial, Inc.	146	0.63%	(744)
Interactive Brokers Group, Inc. — Class A	68	0.44%	(806)
BankUnited, Inc.	132	0.55%	(807)
SL Green Realty Corp.	82	0.44%	(923)
Stewart Information Services Corp.	93	0.54%	(947)
National Bank Holdings Corp. — Class A	242	1.08%	(977)
Essent Group Ltd.	197	0.89%	(996)
Central Pacific Financial Corp.	181	0.45%	(1,007)
HomeStreet, Inc.	79	0.32%	(1,140)
Weyerhaeuser Co.	221	0.85%	(1,176)
Eagle Bancorp, Inc.	185	1.02%	(1,178)
PotlatchDeltic Corp.	111	0.57%	(1,274)
Bread Financial Holdings, Inc.	77	0.33%	(1,361)
Meta Financial Group, Inc.	143	0.64%	(2,421)
Total Financial			(20,103)

Communications
Alphabet, Inc. — Class C	1	0.25%	89
T-Mobile US, Inc.	47	0.74%	61
Juniper Networks, Inc.	93	0.31%	(192)
Viavi Solutions, Inc.	132	0.20%	(222)
Gogo, Inc.	204	0.38%	(413)
Verizon Communications, Inc.	193	1.14%	(453)
Meta Platforms, Inc. — Class A	28	0.53%	(520)
NETGEAR, Inc.	100	0.22%	(764)
InterDigital, Inc.	149	1.06%	(849)
Total Communications			(3,263)

Energy
Occidental Petroleum Corp.	38	0.26%	(190)
Kinder Morgan, Inc.	263	0.51%	(475)
Phillips 66	18	0.17%	(522)
DT Midstream, Inc.	74	0.42%	(658)
SunCoke Energy, Inc.	386	0.31%	(768)
Antero Midstream Corp.	447	0.47%	(801)
Targa Resources Corp.	57	0.40%	(943)
Valero Energy Corp.	26	0.32%	(1,038)
Equitrans Midstream Corp.	574	0.43%	(1,172)
Chevron Corp.	32	0.54%	(1,193)
Williams Companies, Inc.	263	0.96%	(1,395)
Exxon Mobil Corp.	96	0.96%	(1,873)
Total Energy			(11,028)

Industrial
OSI Systems, Inc.	114	1.14%	648
Dorian LPG Ltd.	169	0.30%	427
Mueller Industries, Inc.	42	0.26%	417
Sanmina Corp.	66	0.31%	143
Amcor plc	279	0.40%	(106)
Energizer Holdings, Inc.	96	0.32%	(150)
Keysight Technologies, Inc.	13	0.21%	(152)
Insteel Industries, Inc.	63	0.25%	(261)
Garmin Ltd.	50	0.57%	(275)
Oshkosh Corp.	20	0.19%	(282)
Fortune Brands Home & Security, Inc.	38	0.27%	(355)
Snap-on, Inc.	18	0.41%	(457)
Atlas Air Worldwide Holdings, Inc.	48	0.35%	(485)
Louisiana-Pacific Corp.	51	0.31%	(486)
Sealed Air Corp.	64	0.43%	(514)
Knowles Corp.	476	0.96%	(762)
Encore Wire Corp.	21	0.25%	(849)
Eagle Materials, Inc.	57	0.73%	(862)
Sturm Ruger & Company, Inc.	130	0.96%	(913)
Standex International Corp.	90	0.89%	(926)
Packaging Corporation of America	61	0.98%	(967)
Vishay Intertechnology, Inc.	478	0.99%	(1,732)
Vontier Corp.	367	0.98%	(1,891)
Total Industrial			(10,790)

Technology
CSG Systems International, Inc.	163	1.13%	2,125
Genpact Ltd.	219	1.08%	83
Rambus, Inc.	126	0.32%	15
Lumentum Holdings, Inc.	27	0.25%	(226)
Oracle Corp.	44	0.36%	(342)
Semtech Corp.	75	0.48%	(467)
NetApp, Inc.	139	1.06%	(727)
Qorvo, Inc.	38	0.42%	(745)
Cirrus Logic, Inc.	120	1.01%	(1,145)
Xperi Holding Corp.	249	0.42%	(1,235)
Micron Technology, Inc.	95	0.61%	(1,509)
Total Technology			(4,173)

Utilities
Chesapeake Utilities Corp.	56	0.85%	508
IDACORP, Inc.	88	1.09%	487
Otter Tail Corp.	84	0.66%	357
MGE Energy, Inc.	113	1.02%	181
California Water Service Group	49	0.32%	(109)
Portland General Electric Co.	94	0.53%	(148)
Xcel Energy, Inc.	62	0.51%	(177)
NorthWestern Corp.	124	0.85%	(242)
Hawaiian Electric Industries, Inc.	99	0.47%	(266)

136 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Southern Co.	121	1.01%	$(353)
UGI Corp.	80	0.36%	(429)
OGE Energy Corp.	241	1.08%	(579)
PPL Corp.	294	0.93%	(668)
National Fuel Gas Co.	132	1.02%	(1,235)
Total Utilities			(2,673)
Total GS Equity Long Custom Basket			(67,147)

GS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
Equifax, Inc.	118	(1.34)%	6,828
Viad Corp.	398	(0.69)%	6,396
ASGN, Inc.	203	(1.14)%	6,159
CoStar Group, Inc.	481	(1.81)%	5,964
TransUnion	135	(0.67)%	4,284
Verisk Analytics, Inc. — Class A	91	(0.98)%	3,960
Cintas Corp.	74	(1.72)%	3,610
Cal-Maine Foods, Inc.	305	(0.94)%	1,870
Clarivate plc	450	(0.39)%	1,123
Driven Brands Holdings, Inc.	688	(1.18)%	857
Quanta Services, Inc.	115	(0.90)%	666
Mister Car Wash, Inc.	241	(0.16)%	345
Inspire Medical Systems, Inc.	45	(0.51)%	318
Patterson Companies, Inc.	421	(0.80)%	125
Lamb Weston Holdings, Inc.	123	(0.55)%	(379)
Total Consumer, Non-cyclical			42,126

Financial
State Street Corp.	408	(1.57)%	8,100
Park Hotels & Resorts, Inc.	1,380	(1.17)%	8,008
Outfront Media, Inc.	936	(0.99)%	6,934
Western Alliance Bancorporation	243	(1.07)%	6,681
Signature Bank	74	(0.83)%	6,327
Kite Realty Group Trust	1,322	(1.43)%	5,755
RLJ Lodging Trust	1,595	(1.10)%	5,362
Howard Hughes Corp.	283	(1.20)%	5,173
Ares Management Corp. — Class A	236	(0.84)%	4,973
Equitable Holdings, Inc.	836	(1.36)%	4,619
Kennedy-Wilson Holdings, Inc.	1,266	(1.50)%	4,612
Safehold, Inc.	304	(0.67)%	4,263
Equinix, Inc.	36	(1.48)%	4,186
Sun Communities, Inc.	157	(1.56)%	4,012
Invitation Homes, Inc.	676	(1.50)%	3,971
KKR & Company, Inc. — Class A	361	(1.04)%	3,763
Morgan Stanley	478	(2.27)%	3,641
Regions Financial Corp.	931	(1.09)%	3,195
Northern Trust Corp.	150	(0.90)%	3,155
Ryman Hospitality Properties, Inc.	233	(1.11)%	2,993
Bank of America Corp.	270	(0.52)%	2,537
Alexandria Real Estate Equities, Inc.	48	(0.43)%	2,493
Americold Realty Trust, Inc.	592	(1.11)%	2,375
Wells Fargo & Co.	434	(1.06)%	2,228
Welltower, Inc.	328	(1.69)%	2,064
Xenia Hotels & Resorts, Inc.	624	(0.57)%	1,979
SLM Corp.	493	(0.49)%	1,861
Crown Castle International Corp.	128	(1.34)%	1,744
Host Hotels & Resorts, Inc.	1,296	(1.27)%	1,724
Raymond James Financial, Inc.	226	(1.26)%	1,669
Sunstone Hotel Investors, Inc.	838	(0.52)%	1,502
Assured Guaranty Ltd.	277	(0.96)%	1,066
JPMorgan Chase & Co.	67	(0.47)%	1,061
Equity LifeStyle Properties, Inc.	308	(1.35)%	951
EastGroup Properties, Inc.	82	(0.79)%	823
Popular, Inc.	149	(0.72)%	802
UMB Financial Corp.	143	(0.77)%	687
SBA Communications Corp.	51	(1.02)%	643
Extra Space Storage, Inc.	70	(0.74)%	378
Camden Property Trust	56	(0.47)%	330
Iron Mountain, Inc.	478	(1.45)%	307
Arthur J Gallagher & Co.	76	(0.77)%	(84)
American Tower Corp. — Class A	104	(1.66)%	(849)
Total Financial			128,014

Consumer, Cyclical
MillerKnoll, Inc.	800	(1.31)%	8,578
Caesars Entertainment, Inc.	190	(0.45)%	5,825
American Airlines Group, Inc.	813	(0.64)%	4,097
Copart, Inc.	172	(1.17)%	3,121
Hilton Worldwide Holdings, Inc.	85	(0.59)%	2,923
Floor & Decor Holdings, Inc. — Class A	116	(0.46)%	1,394
WESCO International, Inc.	87	(0.58)%	1,296
CarMax, Inc.	79	(0.45)%	931
Las Vegas Sands Corp.	356	(0.75)%	801
Lululemon Athletica, Inc.	20	(0.34)%	617
IAA, Inc.	245	(0.50)%	483
Healthcare Services Group, Inc.	839	(0.91)%	(317)
Total Consumer, Cyclical			29,749

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Utilities
Edison International	424	(1.67)%	$2,740
Public Service Enterprise Group, Inc.	432	(1.71)%	1,906
Entergy Corp.	246	(1.73)%	1,458
New Jersey Resources Corp.	393	(1.09)%	816
ONE Gas, Inc.	204	(1.03)%	(740)
Atmos Energy Corp.	254	(1.78)%	(2,623)
Total Utilities			3,557

Energy
Hess Corp.	90	(0.59)%	2,236
Helmerich & Payne, Inc.	314	(0.84)%	1,392
Patterson-UTI Energy, Inc.	1,125	(1.11)%	1,251
Baker Hughes Co.	305	(0.55)%	923
NOV, Inc.	707	(0.75)%	(1,307)
Halliburton Co.	700	(1.37)%	(5,700)
Total Energy			(1,205)

Technology
ZoomInfo Technologies, Inc. — Class A	227	(0.47)%	4,688
Wolfspeed, Inc.	131	(0.52)%	1,651
Broadridge Financial Solutions, Inc.	202	(1.80)%	640
Duolingo, Inc.	31	(0.17)%	418
Veeva Systems, Inc. — Class A	77	(0.95)%	(1,635)
Total Technology			5,762

Industrial
Stericycle, Inc.	522	(1.43)%	12,353
Stanley Black & Decker, Inc.	168	(1.10)%	4,668
Jacobs Engineering Group, Inc.	217	(1.72)%	2,755
Deere & Co.	22	(0.41)%	1,307
Waste Management, Inc.	187	(1.78)%	1,129
Howmet Aerospace, Inc.	585	(1.15)%	593
TransDigm Group, Inc.	21	(0.70)%	(160)
Exponent, Inc.	160	(0.91)%	(271)
Republic Services, Inc. — Class A	119	(0.97)%	(1,178)
Tetra Tech, Inc.	163	(1.39)%	(3,083)
Casella Waste Systems, Inc. — Class A	245	(1.11)%	(3,196)
Total Industrial			14,917

Communications
Walt Disney Co.	129	(0.76)%	2,122
Uber Technologies, Inc.	315	(0.40)%	1,659
Total Communications			3,781
Total GS Equity Short Custom Basket			226,701

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at June 30, 2022.
[2]	Rate indicated is the 7-day yield as of June 30, 2022.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

138 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2022
SERIES Z (ALPHA OPPORTUNITY SERIES)

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2022 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,423,847	$—	$—	$3,423,847
Money Market Fund	118,097	—	—	118,097
Equity Custom Basket Swap Agreements**	—	451,459	—	451,459
Total Assets	$3,541,944	$451,459	$—	$3,993,403

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Custom Basket Swap Agreements**	$—	$133,611	$—	$133,611

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 139

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2022

Assets:
Investments, at value (cost $3,850,331)	$3,541,944
Unrealized appreciation on OTC swap agreements	451,459
Prepaid expenses	14
Receivables:
Swap settlement	57,799
Investment Adviser	6,060
Dividends	3,273
Interest	61
Total assets	4,060,610

Liabilities:
Overdraft due to custodian bank	857
Unrealized depreciation on OTC swap agreements	133,611
Payable for:
Professional fees	10,349
Trustees’ fees*	3,548
Fund accounting/administration fees	2,055
Transfer agent/maintenance fees	2,032
Distribution and service fees	812
Fund shares redeemed	88
Miscellaneous	8,802
Total liabilities	162,154
Commitments and contingent liabilities (Note 12)	—
Net assets	$3,898,456

Net assets consist of:
Paid in capital	$5,206,360
Total distributable earnings (loss)	(1,307,904)
Net assets	$3,898,456
Capital shares outstanding	251,227
Net asset value per share	$15.52

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended June 30, 2022

Investment Income:
Dividends	$43,985
Interest	144
Total investment income	44,129

Expenses:
Management fees	18,360
Distribution and service fees	5,100
Transfer agent/maintenance fees	12,465
Fund accounting/administration fees	16,045
Professional fees	13,643
Custodian fees	8,205
Trustees’ fees*	7,142
Line of credit fees	55
Miscellaneous	5,578
Total expenses	86,593
Less:
Expenses reimbursed by Adviser	(27,352)
Expenses waived by Adviser	(18,264)
Total waived/reimbursed expenses	(45,616)
Net expenses	40,977
Net investment income	3,152

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(21,792)
Swap agreements	26,403
Net realized gain	4,611
Net change in unrealized appreciation (depreciation) on:
Investments	(598,264)
Swap agreements	262,432
Net change in unrealized appreciation (depreciation)	(335,832)
Net realized and unrealized loss	(331,221)
Net decrease in net assets resulting from operations	$(328,069)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

140 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,152	$15,946
Net realized gain on investments	4,611	228,457
Net change in unrealized appreciation (depreciation) on investments	(335,832)	331,685
Net increase (decrease) in net assets resulting from operations	(328,069)	576,088

Distributions to shareholders	—	(28,089)

Capital share transactions:
Proceeds from sale of shares	49,668	50,760
Distributions reinvested	—	28,089
Cost of shares redeemed	(318,325)	(667,050)
Net decrease from capital share transactions	(268,657)	(588,201)
Net decrease in net assets	(596,726)	(40,202)

Net assets:
Beginning of period	4,495,182	4,535,384
End of period	$3,898,456	$4,495,182

Capital share activity:
Shares sold	3,118	3,202
Shares issued from reinvestment of distributions	—	1,805
Shares redeemed	(20,092)	(42,689)
Net decrease in shares	(16,974)	(37,682)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 141

SERIES Z (ALPHA OPPORTUNITY SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended June 30, 2022[a]	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017
Per Share Data
Net asset value, beginning of period	$16.76	$14.83	$14.87	$15.27	$20.05	$18.70
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	.06	.06	.07	.04	(.04)
Net gain (loss) on investments (realized and unrealized)	(1.25)	1.97	(.01)	(.45)	(2.28)	1.39
Total from investment operations	(1.24)	2.03	.05	(.38)	(2.24)	1.35
Less distributions from:
Net investment income	—	(.10)	(.09)	(.02)	—	—
Net realized gains	—	—	—	—	(2.54)	—
Total distributions	—	(.10)	(.09)	(.02)	(2.54)	—
Net asset value, end of period	$15.52	$16.76	$14.83	$14.87	$15.27	$20.05

Total Return[c]	(7.40%)	13.81%	0.27%	(2.45%)	(11.57%)	7.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,898	$4,495	$4,535	$6,229	$8,056	$12,317
Ratios to average net assets:
Net investment income (loss)	0.15%	0.35%	0.41%	0.44%	0.22%	(0.23%)
Total expenses[d]	4.24%	4.58%	3.98%	3.52%	2.47%	2.48%
Net expenses[e,f,g]	2.01%	2.01%	2.01%	2.00%	1.99%	2.22%
Portfolio turnover rate	142%	204%	171%	172%	219%	182%

[a]	Unaudited figures for the period ended June 30, 2022. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
—	—	—	—	—	0.15%

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

06/30/22[a]	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
2.01%	2.00%	2.00%	2.00%	1.99%	2.13%

142 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Variable Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately. At June 30, 2022, the Trust consisted of fourteen funds. The Trust offers shares of the funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Series A (StylePlus—Large Core Series)	Diversified
Series B (Large Cap Value Series)	Diversified
Series D (World Equity Income Series)	Diversified
Series E (Total Return Bond Series)	Diversified
Series F (Floating Rate Strategies Series)	Diversified
Series J (StylePlus—Mid Growth Series)	Diversified
Series N (Managed Asset Allocation Series)	Diversified
Series O (All Cap Value Series)	Diversified
Series P (High Yield Series)	Diversified
Series Q (Small Cap Value Series)	Diversified
Series V (SMid Cap Value Series)	Diversified
Series X (StylePlus—Small Growth Series)	Diversified
Series Y (StylePlus—Large Growth Series)	Diversified
Series Z (Alpha Opportunity Series)	Diversified

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. GPIM provides advisory services to Series F (Floating Rate Strategies Series) and Security Investors, LLC provides advisory services to the remaining Funds covered in this report. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Pursuant to an investment Sub-Advisory Agreement between Security Investors, LLC (“SI”) and Guggenheim Partners Advisors, LLC (“GPA”), GPA has been engaged to provide investment sub-advisory services to Series E (Total Return Bond Series) (“Series E”) and Series P (High Yield Series) (“Series P”). Pursuant to an investment Sub-Advisory Agreement between GPIM and GPA, GPA has been engaged to provide investment sub-advisory services to Series F (Floating Rate Strategies Series) (“Series F”). GPA has operated as an investment sub-advisor to these Funds since April 2022.

GPA, under the oversight of the Board, SI and GPIM, assists Security Investors, LLC and GPIM, as applicable, in the supervision and direction of the investment strategies of Series E, Series F and Series P in accordance with their investment policies. As compensation for its services, Security Investors, LLC and GPIM, as applicable, pay GPA a fee, payable monthly, in an amount equal to 0.005% of the average daily net assets of Series E, Series F and Series P.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review

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responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee, Security Investors, LLC and GPIM are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using a pricing service.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee. Funds that invest in loans or asset-backed securities as part of their investment strategies may have a significant amount of these instruments that are fair valued.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s close price from the applicable exchange adjusted for the current day’s spreads.

The values of other swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

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Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether

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the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities in anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(g) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

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(k) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2022, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(l) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statements of Operations at the end of the commitment period.

(m) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(n) Expenses

Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

(o) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the period ended June 30, 2022, are disclosed in the Statements of Operations.

(p) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.58% at June 30, 2022.

(q) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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(r) Special Purpose Acquisition Companies

The Funds may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Funds invest will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

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Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use and volume of call/put options purchased on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Series E (Total Return Bond Series)	Duration, Hedge, Income	$76,500,000	$1,405,770

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of call/put options written on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Series E (Total Return Bond Series)	Hedge	$4,705	$1,041,667

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$1,472,310	$—
Series D (World Equity Income Series)	Hedge	—	11,003,869
Series J (StylePlus—Mid Growth Series)	Index exposure	3,647,517	—
Series N (Managed Asset Allocation Series)	Index exposure, Speculation	9,758,912	1,354,074
Series X (StylePlus—Small Growth Series)	Index exposure	454,683	—
Series Y (StylePlus—Large Growth Series)	Index exposure	748,577	—

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Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index exposure	$190,557,467	$—
Series J (StylePlus—Mid Growth Series)	Index exposure	136,720,487	—
Series X (StylePlus—Small Growth Series)	Index exposure	22,476,390	—
Series Y (StylePlus—Large Growth Series)	Index exposure	37,030,266	—

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Series Z (Alpha Opportunity Series)	Hedge, Leverage	$1,816,329	$3,414,796

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Series E (Total Return Bond Series)	Duration, Hedge	$3,333,333	$—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced

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obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Series P (High Yield Series)	Hedge	$—	$464,333

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
Series E (Total Return Bond Series)	Hedge, Income	$—	$641,788
Series F (Floating Rate Strategies Series)	Hedge	—	66,412
Series P (High Yield Series)	Hedge	17,063	712,764

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of June 30, 2022:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency/equity/interest rate futures contracts	—	Variation margin on futures contracts
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Credit/equity swap contracts	Unrealized appreciation on OTC swap agreements Variation margin on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements Unrealized depreciation on OTC swap agreements
Equity/interest rate option contracts	Investments in unaffiliated issuers, at value	Options written, at value
Equity swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2022:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Swaps Credit Risk*	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at June 30, 2022
Series D (World Equity Income Series)	$—	$—	$115,025	$—	$—	$—	—	$—	$115,025
Series E (Total Return Bond Series)	—	—	—	—	—	285,215	6	1,179	286,400
Series N (Managed Asset Allocation Series)	25,442	—	—	—	—	—	—	—	25,442
Series P (High Yield Series)	—	—	—	—	69,437	—	58	—	69,495
Series Z (Alpha Opportunity Series)	—	451,459	—	—	—	—	—	—	451,459

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Futures Interest Rate Risk*	Swaps Credit Risk*	Options Written Equity Risk	Forward Foreign Currency Exchange Risk	Options Written Interest Rate Risk	Total Value at June 30, 2022
Series A (StylePlus—Large Core Series)	$—	$31,698,717	$—	$—	$—	$—	—	$—	$31,698,717
Series D (World Equity Income Series)	—	—	888	—	—	—	—	—	888
Series F (Floating Rate Strategies Series)	—	—	—	—	—	—	402	—	402
Series J (StylePlus—Mid Growth Series)	67,249	29,487,009	—	—	—	—	—	—	29,554,258
Series N (Managed Asset Allocation Series)	54,157	—	10,095	24,821	—	—	—	—	89,073
Series P (High Yield Series)	—	—	—	—	—	—	243	—	243
Series X (StylePlus—Small Growth Series)	11,183	4,228,391	—	—	—	—	—	—	4,239,574
Series Y (StylePlus—Large Growth Series)	12,164	8,328,618	—	—	—	—	—	—	8,340,782
Series Z (Alpha Opportunity Series)	—	133,611	—	—	—	—	—	—	133,611

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

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The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended June 30, 2022:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency/equity/interest rate futures contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) on futures contracts
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity/interest rate option contracts

Net realized gain (loss) on options purchased

Net change in unrealized appreciation (depreciation) on options purchased

Net realized gain (loss) on options options written

Net change in unrealized appreciation (depreciation) on options written

Credit/equity swap contracts	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended June 30, 2022:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
Series A (StylePlus—Large Core Series)	$(153,607)	$8,204,202	$—	$—	$—	$—	$—	$—	$—	$—	$—	$8,050,595
Series D (World Equity Income Series)	—	—	441,029	—	—	—	—	—	—	—	—	441,029
Series E (Total Return Bond Series)	—	—	—	—	(368,839)	—	—	—	93,711	—	—	(275,128)
Series F (Floating Rate Strategies Series)	—	—	—	—	—	—	—	—	9,499	—	—	9,499
Series J (StylePlus—Mid Growth Series)	(342,561)	(17,332,810)	—	—	—	—	—	—	—	—	—	(17,675,371)
Series N (Managed Asset Allocation Series)	(590,546)	—	(496,936)	(213,355)	—	—	—	—	—	—	—	(1,300,837)
Series P (High Yield Series)	—	—	—	—	—	(14,311)	—	—	53,961	—	—	39,650
Series X (StylePlus—Small Growth Series)	(116,293)	(4,260,877)	—	—	—	—	—	—	—	—	—	(4,377,170)
Series Y (StylePlus—Large Growth Series)	(251,891)	334,532	—	—	—	—	—	—	—	—	—	82,641
Series Z (Alpha Opportunity Series)	—	26,403	—	—	—	—	—	—	—	—	—	26,403

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
Series A (StylePlus—Large Core Series)	$(100,275)	$(51,677,874)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(51,778,149)
Series D (World Equity Income Series)	—	—	114,137	—	—	—	—	—	—	—	—	114,137
Series E (Total Return Bond Series)	—	—	—	—	146,804	—	620	118,596	(26,366)	(131,336)	11,489	119,807
Series F (Floating Rate Strategies Series)	—	—	—	—	—	—	—	—	(402)	—	—	(402)
Series J (StylePlus—Mid Growth Series)	(134,455)	(34,539,905)	—	—	—	—	—	—	—	—	—	(34,674,360)
Series N (Managed Asset Allocation Series)	(131,987)	—	(10,095)	(41,604)	—	—	—	—	—	—	—	(183,686)
Series P (High Yield Series)	—	—	—	—	—	69,437	—	—	11,698	—	—	81,135
Series X (StylePlus—Small Growth Series)	(37,047)	(4,128,795)	—	—	—	—	—	—	—	—	—	(4,165,842)
Series Y (StylePlus—Large Growth Series)	(37,163)	(13,071,619)	—	—	—	—	—	—	—	—	—	(13,108,782)
Series Z (Alpha Opportunity Series)	—	262,432	—	—	—	—	—	—	—	—	—	262,432

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and

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costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Series E (Total Return Bond Series)	Forward foreign currency exchange contracts	$6	$—	$6	$—	$—	$6
Series E (Total Return Bond Series)	Options purchased	1,179	—	1,179	—	(356)	823
Series P (High Yield Series)	Forward foreign currency exchange contracts	58	—	58	(3)	—	55
Series Z (Alpha Opportunity Series)	Custom basket swap agreements	451,459	—	451,459	(133,611)	—	317,848

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series A (StylePlus—Large Core Series)	Swap equity contracts	$31,698,717	$—	$31,698,717	$—	$(30,550,000)	$1,148,717
Series F (Floating Rate Strategies Series)	Forward foreign currency exchange contracts	402	—	402	—	—	402
Series J (StylePlus—Mid Growth Series)	Swap equity contracts	29,487,009	—	29,487,009	—	(29,487,009)	—
Series P (High Yield Series)	Forward foreign currency exchange contracts	243	—	243	(3)	—	240
Series X (StylePlus—Small Growth Series)	Swap equity contracts	4,228,391	—	4,228,391	—	(4,120,000)	108,391
Series Y (StylePlus—Large Growth Series)	Swap equity contracts	8,328,618	—	8,328,618	—	(8,030,000)	298,618
Series Z (Alpha Opportunity Series)	Custom basket swap agreements	133,611	—	133,611	(133,611)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of June 30, 2022.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Series A (StylePlus—Large Core Series) Total	Wells Fargo Bank, N.A.	Total return swap agreements	$30,550,000	$—
Series D (World Equity Income Series)	BofA Securities, Inc.	Futures contracts	459,500	—
Series E (Total Return Bond Series)	Goldman Sachs International	Options	—	70,000
	Morgan Stanley Capital Services LLC	Options	—	83,357
Series E (Total Return Bond Series) Total			—	153,357
Series J (StylePlus—Mid Growth Series)	Morgan Stanley Capital Services LLC	Futures contracts	318,500	—
	Wells Fargo Bank, N.A.	Total return swap agreements	29,920,000	—
Series J (StylePlus—Mid Growth Series) Total			30,238,500	—
Series P (High Yield Series)	BofA Securities, Inc.	Credit default swap agreements	18,465	—
Series X (StylePlus—Small Growth Series)	Morgan Stanley Capital Services LLC	Futures contracts	34,500	—
	Wells Fargo Bank, N.A.	Total return swap agreements	4,120,000	—
Series X (StylePlus—Small Growth Series) Total			4,154,500	—
Series Y (StylePlus—Large Growth Series)	Morgan Stanley Capital Services LLC	Futures contracts	55,000	—
	Wells Fargo Bank, N.A.	Total return swap agreements	8,030,000	—
Series Y (StylePlus—Large Growth Series) Total			8,085,000	—

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Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Series A (StylePlus—Large Core Series)	0.75%
Series B (Large Cap Value Series)	0.65%
Series D (World Equity Income Series)	0.70%
Series E (Total Return Bond Series)	0.39%
Series F (Floating Rate Strategies Series)	0.65%[1]
Series J (StylePlus—Mid Growth Series)	0.75%
Series N (Managed Asset Allocation Series)	0.40%
Series O (All Cap Value Series)	0.70%
Series P (High Yield Series)	0.60%
Series Q (Small Cap Value Series)	0.75%
Series V (SMid Cap Value Series)	0.75%
Series X (StylePlus—Small Growth Series)	0.75%
Series Y (StylePlus—Large Growth Series)	0.65%
Series Z (Alpha Opportunity Series)	0.90%

[1]	The Series F management fee is subject to a 0.05% reduction on assets over $5 billion.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows those Funds to pay distribution and shareholder services fees to GFD. The Funds will pay distribution and shareholder services fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide on behalf of the Funds to current and prospective variable contract owners and qualified plan participants that invest in the Funds through the intermediaries.

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for the Funds, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Series A (StylePlus—Large Core Series)	0.91%	05/01/17	05/01/23
Series B (Large Cap Value Series)	0.80%	05/01/17	05/01/23
Series D (World Equity Income Series)	0.90%	05/01/17	05/01/23
Series E (Total Return Bond Series)	0.81%	11/30/12	05/01/23
Series F (Floating Rate Strategies Series)	1.15%	04/22/13	05/01/23
Series J (StylePlus—Mid Growth Series)	0.94%	05/01/17	05/01/23
Series O (All Cap Value Series)	0.88%	05/01/17	05/01/23
Series P (High Yield Series)	1.07%	10/20/14	05/01/23
Series Q (Small Cap Value Series)	1.14%	05/01/17	05/01/23
Series V (Mid Cap Value Series)	0.91%	05/01/17	05/01/23
Series X (StylePlus—Small Growth Series)	1.06%	05/01/17	05/01/23
Series Y (StylePlus—Large Growth Series)	0.93%	05/01/17	05/01/23
Series Z (Alpha Opportunity Series)	2.00%	05/31/17	05/01/23

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GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At June 30, 2022, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended December 31, are presented in the following table:

Fund	2022	2023	2024	2025	Total
Series A (StylePlus - Large Core Series)	$273,289	$609,622	$578,663	$257,740	$1,719,314
Series B (Large Cap Value Series)	307,287	569,190	555,924	258,364	1,690,765
Series D (World Equity Income Series)	199,052	358,470	347,403	134,686	1,039,611
Series E (Total Return Bond Series)	115,688	102,283	72,779	9,262	300,012
Series F (Floating Rate Strategies Series)	61,706	97,708	76,984	20,111	256,509
Series J (StylePlus—Mid Growth Series)	220,621	445,780	434,128	176,556	1,277,085
Series O (All Cap Value Series)	164,972	288,584	268,200	122,432	844,188
Series P (High Yield Series)	61,942	111,843	90,246	25,515	289,546
Series Q (Small Cap Value Series)	58,505	89,756	58,292	23,863	230,416
Series V (SMid Cap Value Series)	267,759	493,187	452,499	211,068	1,424,513
Series X (StylePlus - Small Growth Series)	82,921	130,501	130,621	48,512	392,555
Series Y (StylePlus - Large Growth Series)	88,466	153,061	141,551	58,044	441,122
Series Z (Alpha Opportunity Series)	76,536	101,516	116,608	45,616	340,276

For the period ended June 30, 2022, no amounts were recouped by GI.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2022, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Series A (StylePlus—Large Core Series)	$41,031
Series E (Total Return Bond Series)	15,984
Series J (StylePlus—Mid Growth Series)	5,032
Series N (Managed Asset Allocation Series)	1,278
Series X (StylePlus—Small Growth Series)	735
Series Y (StylePlus—Large Growth Series)	5,382

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At June 30, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Series A (StylePlus—Large Core Series)	$211,022,470	$1,975,535	$(40,859,161)	$(38,883,626)
Series B (Large Cap Value Series)	172,224,259	41,677,696	(7,547,069)	34,130,627
Series D (World Equity Income Series)	119,555,256	8,459,836	(14,156,374)	(5,696,538)
Series E (Total Return Bond Series)	178,251,827	266,619	(20,345,050)	(20,078,431)
Series F (Floating Rate Strategies Series)	50,816,606	—	(3,331,889)	(3,331,889)
Series J (StylePlus—Mid Growth Series)	152,626,044	274,323	(38,406,867)	(38,132,544)
Series N (Managed Asset Allocation Series)	30,890,393	7,386,138	(1,696,826)	5,689,312
Series O (All Cap Value Series)	77,341,067	17,666,918	(4,320,675)	13,346,243
Series P (High Yield Series)	39,761,470	143,037	(6,442,260)	(6,299,223)
Series Q (Small Cap Value Series)	60,528,568	8,620,195	(6,572,407)	2,047,788
Series V (SMid Cap Value Series)	151,236,499	24,303,929	(14,807,418)	9,496,511
Series X (StylePlus—Small Growth Series)	26,469,207	149,653	(5,673,757)	(5,524,104)
Series Y (StylePlus—Large Growth Series)	40,591,289	626,104	(10,218,537)	(9,592,433)
Series Z (Alpha Opportunity Series)	3,885,192	507,596	(532,996)	(25,400)

Note 7 – Securities Transactions

For the period ended June 30, 2022, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Series A (StylePlus—Large Core Series)	$67,296,899	$124,266,629
Series B (Large Cap Value Series)	29,324,067	41,109,979
Series D (World Equity Income Series)	85,022,853	90,103,171
Series E (Total Return Bond Series)	8,664,178	13,040,770
Series F (Floating Rate Strategies Series)	16,267,944	19,290,443
Series J (StylePlus—Mid Growth Series)	72,055,328	110,975,162
Series N (Managed Asset Allocation Series)	—	3,791,434
Series O (All Cap Value Series)	14,732,454	18,909,583
Series P (High Yield Series)	5,233,617	8,882,149
Series Q (Small Cap Value Series)	13,105,643	16,197,875
Series V (SMid Cap Value Series)	36,731,710	45,600,812
Series X (StylePlus—Small Growth Series)	9,506,766	19,130,897
Series Y (StylePlus—Large Growth Series)	13,949,997	28,301,535
Series Z (Alpha Opportunity Series)	5,564,861	5,862,580

For the period ended June 30, 2022, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Series E (Total Return Bond Series)	$34,108,251	$23,774,164

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2022, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Loss
Series E (Total Return Bond Series)	$—	$441,526	$(67,454)
Series P (High Yield Series)	186,188	1,926,106	(46,520)

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of June 30, 2022. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of June 30, 2022, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
Series E (Total Return Bond Series)
	Higginbotham Insurance Agency, Inc.	11/25/26	$80,786	$887
	MB2 Dental Solutions LLC	01/29/27	20,117	307
	RLDatix	04/27/25	129,574	522
	Service Logic Acquisition, Inc.	10/29/27	5,075	260
			$235,552	$1,976
Series F (Floating Rate Strategies Series)
	Athenahealth Group, Inc.	02/15/29	$72,464	$5,932
	Aveanna Healthcare LLC	07/17/28	37,736	4,670
	Dermatology Intermediate Holdings III, Inc.	04/02/29	31,824	2,228
	Medical Solutions Parent Holdings, Inc.	11/01/28	80,000	5,140
	Osmosis Holdings Australia II Pty Ltd.	07/31/28	18,519	1,728
	Pro Mach Group, Inc.	08/31/28	9,497	558
			$250,040	$20,256
Series P (High Yield Series)
	Confluent Health LLC	11/30/28	$11,084	$813
	Osmosis Holdings Australia II Pty Ltd.	07/31/28	13,889	1,296
	Pro Mach Group, Inc.	08/31/28	3,561	209
	SCP Eye Care Services LLC	03/16/28	22,159	1,053
	Taxware Holdings (Sovos Compliance LLC)	08/11/28	11,045	669
			$61,738	$4,040

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Series E (Total Return Bond Series)
	British Telecommunications plc
	4.88% due 11/23/81[1]	11/16/21	$350,000	$297,500
	Copper River CLO Ltd.
	2007-1A INC, due 01/20/21[2]	05/09/14	—	127
	FKRT
	2.21% due 11/30/58	09/24/21	749,996	718,285
	Liberty Mutual Group, Inc.
	4.30% due 02/01/61	01/27/21	700,000	473,386
	LSTAR Securities Investment Ltd.
	2021-1, 2.86% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[3]	02/04/21	243,471	237,339
	LSTAR Securities Investment Ltd.
	2021-2, 2.76% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[3]	03/17/21	200,201	196,508
	Towd Point Revolving Trust
	4.83% due 09/25/64	03/17/22	499,994	483,957
			$2,743,662	$2,407,102
Series P (High Yield Series)
	Basic Energy Services, Inc.
	due 10/15/23[4]	09/25/18	174,194	23,187
	Liberty Mutual Group, Inc.
	4.30% due 02/01/61	01/27/21	100,000	67,627
	Mirabela Nickel Ltd.
	due 06/24/19[4]	12/31/13	353,909	19,504
			$628,103	$110,318

[1]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[3]

Variable rate security. Rate indicated is the rate effective at June 30, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	Security is in default of interest and/or principal obligations.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 2, 2021, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the period ended June 30, 2022.

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In addition, Series E (Total Return Bond Series) and Series F (Floating Rate Strategies Series)(the “Funds”) entered into an additional unlimited credit facility agreement with BNP Paribas Prime Brokerage, Inc. (the “counterparty”) whereby the counterparty has agreed to provide secured financing to the Funds and the Funds will provide pledged collateral to the counterparty. Fees related to borrowings, if any, equate to 1 month LIBOR plus 0.90%. The Funds did not have any borrowings under this agreement at or during the period ended June 30, 2022.

Note 11 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended June 30, 2022, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at June 30, 2022	Average Balance Outstanding	Average Interest Rate
Series E (Total Return Bond Series)	174	$18,089,639	$10,050,955	0.39%
Series P (High Yield Series)	181	1,172,183	923,786	(0.58%)

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statements of Assets of Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series E (Total Return Bond Series)	Reverse Repurchase Agreements	$18,089,639	$—	$18,089,639	$(18,089,639)	$—	$—
Series P (High Yield Series)	Reverse Repurchase Agreements	1,172,183	—	1,172,183	(1,172,183)	—	—

As of June 30, 2022, the Series E (Total Return Bond Series) Fund and Series P (High Yield Series) Fund had $18,089,639 and $1,172,183, respectively, in reverse repurchase agreements outstanding with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Fund	Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Series E (Total Return Bond Series)	Barclays Capital, Inc.	1.52%	07/01/22	$13,307,912
	BofA Securities, Inc.	1.44% - 1.56%	07/01/22	4,781,727
				$18,089,639
Series P (High Yield Series)	Barclays Capital, Inc.	(1.50%)*	Open Maturity	269,385
	Credit Suisse Securities (USA) LLC	(3.00%) - (1.00%)*	Open Maturity	588,116
	RBC Capital Markets LLC	1.30%*	Open Maturity	314,682
				$1,172,183

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective as of June 30, 2022.

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The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of period-end, aggregated by asset class of the related collateral pledged by the Funds:

Fund	Asset Type	Up to 30 days	Overnight and continuous	Total
Series E (Total Return Bond Series)	Federal Agency Notes	$18,089,639	$—	$18,089,639
Gross amount of recognized liabilities for reverse repurchase agreements		$18,089,639	$—	$18,089,639
Series P (High Yield Series)	Corporate Bonds	$—	$1,172,183	$1,172,183
Gross amount of recognized liabilities for reverse repurchase agreements		$—	$1,172,183	$1,172,183

Note 12 – Legal Proceedings

Tribune Company

SBL Fund has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the SBL Fund of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the SBL Fund, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). SBL Fund has been named as a defendant in two of the SLCFC actions: Deutsche Bank Trust Co. Americas v. Ohlson Enter., No. 12-0064 (S.D.N.Y.) and Deutsche Bank Trust Co. Americas v. Cantor Fitzgerald & Co., No. 11-4900 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.” On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the district court’s ruling on the basis that plaintiffs’ claims were preempted by Section 546(e) of the Bankruptcy Code. Plaintiffs filed a motion for rehearing and rehearing en banc on January 2, 2020. The Second Circuit denied the petition on February 6, 2020. On July 6, 2020, plaintiffs filed a new petition for a writ of certiorari in the U.S. Supreme Court. In that petition, plaintiffs stated that “[t]o make it more likely that

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

there will be a quorum for this petition,” they have “abandon[ed] the case and let the judgment below stand” with respect to certain defendants. That list did not include SBL Fund. Defendants filed an opposition to the petition for certiorari on August 26, 2020, and plaintiffs filed a reply in support of the petition for certiorari on September 8, 2020. The Court denied the petition for certiorari on April 19, 2021.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intended to permit an interlocutory appeal of the dismissal order, but would wait to do so until it has resolved outstanding motions to dismiss filed by other defendants.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation, to commence on January 28, 2019. The mediation did not result in a settlement of the claims against the shareholder defendants.

On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend. On June 13, 2019, the court entered judgment pursuant to Rule 54(b). On July 12, 2019, the Plaintiff filed a notice of appeal with respect to the dismissal of his claims and the District Court’s denial of his motion for leave to amend. Plaintiff filed an appellate brief on January 7, 2020. The shareholder defendants’ brief was filed on April 27, 2020. Plaintiff filed a reply brief on May 18, 2020. The Court held oral argument on August 24, 2020. On August 20, 2021, the Second Circuit affirmed the District Court’s orders: (1) dismissing the intentional fraudulent conveyance claims against the shareholder-defendants; and (2) denying the plaintiff leave to amend the complaint to add a constructive fraudulent conveyance claim against the shareholder-defendants. Plaintiff filed a petition for rehearing en banc on September 3, 2021. On October 7, 2021, the Second Circuit denied the petition. On January 5, 2022, Plaintiff filed a petition for certiorari in the U.S. Supreme Court. That petition was denied on February 22, 2022.

As a result of the dismissals above, there are no longer claims pending against Guggenheim Variable Funds Trust related to the Tribune LBO.

None of these lawsuits alleges any wrongdoing on the part of Guggenheim Variable Funds Trust f/k/a SBL Fund. The following series of Guggenheim Variable Funds Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Series A (StylePlus–Large Core Series) f/k/a Series H (Enhanced Index Series), Series N (Managed Asset Allocation Series) and Series O (All Cap Value Series) (the “Funds”). The value of the proceeds received by the foregoing Funds was $158,950, $51,000 and $3,774,000, respectively.

Note 13 – COVID-19 and Other Market Risks

The COVID-19 pandemic and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates (which have since

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

risen). Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

Note 14 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your contract or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper may apply to all portfolio companies available under your contract.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Variable Funds Trust Contracts Review Committee

Guggenheim Variable Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Series A (StylePlus—Large Core Series) (“Series A”)

● Series D (World Equity Income Series) (“Series D”)

● Series F (Floating Rate Strategies Series) (“Series F”)

● Series N (Managed Asset Allocation Series) (“Series N”)

● Series P (High Yield Series) (“Series P”)

● Series V (SMid Cap Value Series) (“Series V”)

● Series Y (StylePlus—Large Growth Series) (“Series Y”)

● Series B (Large Cap Value Series) (“Series B”)

● Series E (Total Return Bond Series) (“Series E”)

● Series J (StylePlus—Mid Growth Series) (“Series J”)

● Series O (All Cap Value Series) (“Series O”)

● Series Q (Small Cap Value Series) (“Series Q”)

● Series X (StylePlus—Small Growth Series) (“Series X”)

● Series Z (Alpha Opportunity Series) (“Series Z”)

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Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Series A; (ii) Series B; (iii) Series D; (iv) Series E; (v) Series J; (vi) Series N; (vii) Series O; (viii) Series P; (ix) Series Q; (x) Series V; (xi) Series X; (xii) Series Y; and (xiii) Series Z (collectively, the “SI-Advised Funds”). Guggenheim Partners Investment Management, LLC (“GPIM”) serves as investment adviser to Series F (the “GPIM-Advised Fund” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). 1 (Guggenheim Partners, Security Investors, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 19, 2022 (the “April Meeting”) and on May 24-25, 2022 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim. The Committee noted that although FUSE’s process typically results in the identification for each Fund of a universe of similar funds for performance comparisons and a narrower group of similar funds from the universe based on asset levels for comparative fee and expense data evaluation (i.e., the peer group), the peer group constituent funds identified by FUSE for Series D and Series F were the same as the performance universe constituent funds due to each Fund’s investment strategy and pricing.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

[1]

The investment advisory agreements pertaining to the SI-Advised Funds and the investment advisory agreement pertaining to the GPIM-Advised Fund are each referred to herein as an “Advisory Agreement” and together, the “Advisory Agreements.” In addition, unless the context indicates otherwise, Security Investors, with respect to its service as investment adviser to the SI-Advised Funds, and GPIM as to the GPIM-Advised Fund, are each referred to herein as an “Adviser” and together, the “Advisers.”

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At a meeting held by videoconference on April 29, 2022 (the “Special Meeting”), the Board met to consider a new sub-advisory agreement with Guggenheim Partners Advisors, LLC (“GPA” or the “Sub-Adviser”) for each of Series E, Series F and Series P (collectively, the “GPA Sub-Advised Funds”) (collectively, the “GPA Sub-Advisory Agreements”).2 Under the GPA Sub-Advisory Agreements, GPA assists Security Investors and GPIM in the direction and supervision of the investment strategies of the GPA Sub-Advised Funds. At the Special Meeting, the Board approved the GPA Sub-Advisory Agreements for an annual term. At the May Meeting, the Committee also considered a renewal of the GPA Sub-Advisory Agreements so that they would have a consistent term with the Advisory Agreements. (The Advisory Agreements along with the GPA Sub-Advisory Agreements are referred to hereafter as the “Agreements.”)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the GPA Sub-Advisory Agreements and the renewal of each of the Agreements for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to the GPA Sub-Advised Funds, the Committee noted that, although Security Investors and GPIM have each delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Advisers and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Advisers on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities. For example, the Committee noted as of March 31, 2022, both Security Investors and GPIM had entered into a Macroeconomic Services Agreement, at no fee, with GPA which, as noted above, is a Guggenheim affiliate, to receive certain global and sector macroeconomic analysis and insight along with other guidance.3 As a result, in evaluating the services provided to the GPA Sub-Advised Funds under the GPA Sub-Advisory Agreements, the Committee did not separately consider the contributions under the Advisory Agreements and the GPA Sub-Advisory Agreements.

[2]

On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of April 29, 2022. The Board, including the Independent Trustees, relied on this relief in voting to approve the GPA Sub-Advisory Agreements at the Special Meeting.

[3]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Agreements.

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With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2021, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain updated performance information as of March 31, 2022 and April 30, 2022.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered.

In addition, the Committee made the following observations:

Series B (Large Cap Value Series): The Fund’s returns ranked in the 78th and 80th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to stock selection in certain sectors, notably healthcare and utilities in 2019 and materials in 2018. The Committee considered the Fund’s competitive one-year and ten-year performance, noting management’s statement that strong long-term performance is due to the investment team implementing enhancements to its investment process, including a more systematic implementation of the team’s proprietary Delta Y metric, a rigorous sell discipline, and a conviction-driven stock selection process. The Committee noted that, as of March 31, 2022, the five-year and three-year performance rankings had improved to the 52nd and 42nd percentiles, respectively, and as of April 30, 2022, had improved to the 46th and 31st percentiles, respectively.

Series F (Floating Rate Strategies Series): The Fund’s returns ranked in the 100th percentile of its performance universe for the five-year and three-year periods ended December 31, 2021. The Committee noted management’s explanation that the majority of the Fund’s relative underperformance over these time periods was attributed to a more conservative portfolio as compared to peers, and the Fund’s overweight in both BB and above rated credits, as well as to larger tranche size credits. The Committee noted management’s statement that while this portfolio construction creates a very liquid portfolio compared to the Fund’s peers, it does sacrifice some of the larger carry that is generally attributed to lower quality, smaller credits. The Committee noted that since inception (April 24, 2013) the Fund’s returns ranked in the 60th percentile of its performance universe, and considered management’s view that the Fund has successfully achieved its investment objective and provides investors with efficient exposure to the asset class and that no changes in the Fund’s investment strategy are warranted at this time. The Committee noted that, as of March 31, 2022, the five-year and three-year performance rankings had both improved to the 84th percentile, and that there was no material change to these rankings as of April 30, 2022.

Series J (StylePlus—Mid Growth Series): The Fund’s returns ranked in the 82nd and 66th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year period can be attributed to the more conservative positioning of the Enhanced Strategy Suite, resulting in yields insufficient to offset fund fees and the costs of funding the passive allocation, as well as the strategy’s tilt to value-oriented, lower-growth

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names within the mid-cap growth segment as growth outperformed value securities over the past few years. The Committee noted that, as of March 31, 2022, the five-year performance ranking improved to the 74th percentile, and that there was no material change to this ranking as of April 30, 2022.

Series O (All Cap Value Series): The Fund’s returns ranked in the 80th and 68th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to poor stock selection in the healthcare and utilities sectors in 2019 and in the healthcare sector in 2018. The Committee considered the Fund’s competitive one-year and ten-year performance, noting management’s statement that strong long-term performance is due to the investment team implementing enhancements to its investment process, including a more systematic implementation of the team’s proprietary Delta Y metric, a rigorous sell discipline, and a conviction-driven stock selection process. The Committee noted that, as of March 31, 2022, the five-year and three-year performance rankings had improved to the 54th and 35th percentiles, respectively, and as of April 30, 2022, had improved to the 49th and 29th percentiles, respectively.

Series P (High Yield Series): The Fund’s returns ranked in the 89th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was concentrated in 2019 and 2020—in 2019 the Fund was negatively impacted by its energy exposure and its allocation to bank loans which lagged the robust performance of high yield bonds, and in 2020 the Fund’s high cash balances to shore up liquidity caused the Fund to miss out on the COVID-19 rebound in early April 2020 and the Fund continued to have lower exposure than its peers to the most speculative names which outperformed in the last nine months of 2020 as spreads tightened. The Committee took into account management’s statement that the investment team believes a defensive approach is warranted and that more attractive risk-adjusted returns will be realized when volatility and downside risk increases. The Committee also considered the Fund’s competitive one-year and ten-year performance. The Committee noted that, as of March 31, 2022, the five-year and three-year performance rankings had improved to the 82nd and 54th percentiles, respectively, and that there was no material change to these rankings as of April 30, 2022.

Series Q (Small Cap Value Series): The Fund’s returns ranked in the 89th percentile of its performance universe for the five-year and three-year periods ended December 31, 2021. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was primarily due to poor performance between September 2020 through December 2021, as high risk and lower quality stocks rallied and outperformed starting in the fourth quarter of 2020 as the market reacted to the news of successful COVID-19 vaccines. The Committee also noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to poor stock selection in 2017 in several sectors, notably information technology and industrials. The Committee noted that, as of March 31, 2022, the five-year and three-year performance rankings had improved to the 75th and 66th percentiles, respectively, and as of April 30, 2022, had improved to the 70th and 54th percentiles, respectively.

Series X (StylePlus–Small Growth Series): The Fund’s returns ranked in the 94th and 91st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was attributable to the more conservative positioning of the Enhanced Strategy suite, resulting in yields insufficient to offset fund fees and the costs of funding the passive allocation, as well as the strategy’s style tilt to value-oriented, lower-growth names within the small-cap growth segment as growth outperformed value securities over the past few years. The Committee noted that, as of March 31, 2022, the five-year and three-year performance rankings had improved to the 88th and 84th percentiles, respectively, and that there was no material change to these rankings as of April 30, 2022.

Series Z (Alpha Opportunity Series): The Fund’s returns ranked in the 94th and 90th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2021, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over these time periods was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers, long exposure to value and short exposure to growth, and negative sector exposures to well-performing sectors have detracted from investment performance. The Committee noted that, as of March 31, 2022, and April 30, 2022, there was no material change in performance for the five-year and three-year periods, and that management continued to attribute the underperformance to the unfavorable market conditions for the Fund’s investment strategy. The Committee also noted management’s statement that the quantitative investment methodology that the Fund employs was updated and that the Fund experienced performance ranking in the top half of the peer universe for the one-year period ended December 31, 2021.

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Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and the rationale for continuing the strategy and/or efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee (which includes the sub-advisory fees paid to the Sub-Adviser), net effective management fee4 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that each Fund’s contractual advisory fee, net effective management fee and total net expense ratio each rank in the third quartile or better of such Fund’s peer group.

In addition, the Committee made the following observations:

Series A (StylePlus—Large Core Series): The Fund’s contractual advisory fee ranks in the fourth quartile (79th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (14th percentile) of its peer group, reflecting a waiver in place for the Fund. The Fund’s total net expense ratio ranks in the first quartile (7th percentile) of its peer group. In this regard, the Committee also took into consideration the Fund’s strong investment performance for the three-year and one-year periods ended December 31, 2021.

Series F (Floating Rate Strategies Series): The Fund’s contractual advisory fee ranks in the fourth quartile (80th percentile) of its peer group. The Fund’s net effective management fee ranks in the first quartile (20th percentile) of its peer group, reflecting a waiver in place for the Fund. The Fund’s total net expense ratio ranks in the fourth quartile (80th percentile) of its peer group, which the Committee noted was largely driven by the small size of the Fund and the higher other operating expense ratio in comparison to its peers. The Committee considered the Adviser’s statement explaining the higher contractual advisory fee that performance is driven by a unique investment approach that requires significant resources. The Committee also considered that the peer group is limited in number, comprised only of six funds.

Series O (All Cap Value Series): The Fund’s contractual advisory fee ranks in the fourth quartile (85th percentile) of its peer group. The Committee considered that the Fund’s net effective management fee and total net expense ratio each rank in the first quartile (both in the 23rd percentile) of its peer group. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

[4]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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Series P (High Yield Series): The Fund’s contractual advisory fee and net effective management fee each rank in the first quartile (21st and 7th percentiles, respectively) of its peer group, with the net effective management fee ranking reflecting a waiver in place for the Fund. The Fund’s total net expense ratio ranks in the fourth quartile (79th percentile) of its peer group, which the Committee noted was largely driven by the small size of the Fund and the higher other operating expense ratio in comparison to its peers. The Committee also considered the Adviser’s statement that performance is driven by a unique investment approach that requires significant resources.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2021, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2020. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s overall expenses increased in 2021, which was primarily attributable to increased expenses in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting, the May Meeting and the Special Meeting, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

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Sub-Advisory Agreements

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Advisers (Security Investors and GPIM) and the Sub-Adviser (GPA) for the GPA Sub-Advised Funds are part of and do business as Guggenheim Investments and the services provided by the Advisers on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreements and GPA Sub-Advisory Agreements. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the GPA Sub-Advisory Agreements, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.

The Committee also considered the acceptability of the terms of the GPA Sub-Advisory Agreements, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of each Fund under its evaluation of the Advisory Agreements.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with each Fund: The Committee considered that the GPA Sub-Advisory Agreements are with an affiliate of each Adviser, that each Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for each Fund does not impact the fees paid by such Fund. Because GPA is a new Sub-Adviser, the amounts that will be paid to it by the Advisers were previously included in the calculation of Guggenheim Investments’ profitability as part of the Advisers’ revenues and in the future will continue to be included in the calculation of Guggenheim Investments’ profitability as a part of GPA’s revenue. Given its conclusion of the reasonableness of the advisory fees, the Committee concluded that the GPA sub-advisory fee rates for the GPA Sub-Advised Funds were reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Advisers and not the GPA Sub-Advised Funds, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the initial approval of the GPA Sub-Advisory Agreements and the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors. At the Special Meeting, the Board, including all of the Independent Trustees, approved the GPA Sub-Advisory Agreements for an initial annual term and at the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Agreement for an additional annual term.

174 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund
(2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp.
(2014-2018).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 175

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3)
(2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2005-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

176 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-March 2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-March 2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 177

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-March 2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Energy & Income Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

178 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since August 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (August 2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-August 2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc.
(1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018)

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 179

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

180 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 181

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

182 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT | 183

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Variable Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2021, to March 31, 2022. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

184 | THE GUGGENHEIM FUNDS SEMI-ANNUAL REPORT

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Item 2.	Code of Ethics.

Not required at this time.

Item 3.	Audit Committee Financial Expert.

Not required at this time.

Item 4.	Principal Accountant Fees and Services.

Not required at this time.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Variable Funds Trust

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	September 6, 2022

By (Signature and Title)*	/s/ James M. Howley
James M. Howley, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	September 6, 2022

*	Print the name and title of each signing officer under his or her signature.